UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEORX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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[Preliminary Copies]

NEORX CORPORATION
300 Elliott Avenue West, Suite 500
Seattle, Washington 98119

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 11, 2006

TO THE SHAREHOLDERS:

We cordially invite you to attend a special meeting of shareholders of NeoRx Corporation. The special meeting will be held at the Embassy Suites, 250 Gateway Boulevard, South San Francisco, California 94080 on April 11, 2006 at 9:00 a.m., local time, for the following purposes:

1.                 To approve the securities financing described in the Securities Purchase Agreement dated as of February 1, 2006 and related agreements and the issuances of shares of common stock and warrants contemplated thereby and in connection therewith;

2.                 To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 200,000,000 shares;

3.                 To consider and vote on any proposal to adjourn the special meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of the foregoing proposals; and

4.                 To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.

The foregoing items of business are discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. The record date set by the Board of Directors for determining shareholders entitled to notice of, and to vote at, the special meeting or any adjournments or postponements of the special meeting is February 24, 2006.

The presence of the holders a majority of shares entitled to vote at the special meeting, present in person or represented by proxy, is necessary to constitute a quorum. To ensure representation at the special meeting, you are urged to complete, sign and date the enclosed proxy card and to return it promptly in the enclosed postage-prepaid envelope.

Our total cash and marketable securities was $[                 ] at December 31, 2005. We do not have significant funds, other than the proceeds from the bridge loan of $3,460,000 we closed concurrently with the execution of the Securities Purchase Agreement, which proceeds will be used as working capital while we seek shareholder approval of the issuances and transactions contemplated by the Securities Purchase Agreement. The bridge loan will mature no later than May 31, 2006. In addition, our indebtedness to Texas State Bank will mature on June 5, 2006. If we do not obtain the required shareholder approvals and complete the financing transactions in a timely manner, we will not have funds to repay the bridge loan and the Texas State Bank indebtedness when they become due and payable and to fund our continuing operations. In such case, there is a substantial likelihood that we will be forced to explore liquidation alternatives, including seeking protection from creditors under the bankruptcy laws. The Board of Directors unanimously recommends a vote “FOR” each of the proposals described above.

A copy of our annual report on Form 10-K for the year ended December 31, 2005, which contains important business and financial information about us and should be read carefully, is delivered with this notice and proxy statement.

By Order of the Board of Directors,
Gerald McMahon
Chairman and Chief Executive Officer
March , 2006
Seattle, Washington

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

[Preliminary Copies]

NEORX CORPORATION

300 Elliott Avenue West, Suite 500

Seattle, Washington 98119

PROXY STATEMENT FOR THE NEORX CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 11, 2006

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by the Board of Directors of NeoRx Corporation for use at the special meeting of shareholders to be held at the Embassy Suites, 250 Gateway Boulevard, South San Francisco, California 94080 on April 11, 2006 at 9:00 a.m., local time, or at any adjournments or postponements of the special meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about March [  ], 2006 to all shareholders entitled to notice of, and to vote at, the special meeting. Our principal executive office is located at 300 Elliott Avenue West, Suite 500, Seattle, Washington 98119, and our telephone number is (206) 281-7001.

After careful consideration, the Board of Directors unanimously recommends that you vote FOR approval of the securities financing described in the Securities Purchase Agreement dated as of February 1, 2006 and related agreements and the issuances of shares of common stock and warrants contemplated thereby and in connection therewith (collectively, the “Financing Transaction”) (Proposal 1), FOR approval of the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of our common stock (Proposal 2) and FOR the proposal regarding adjournment of the special meeting (Proposal 3). We are not aware of any other business to come before the special meeting.

We believe that the Financing Transaction will provide substantial capital to support and expand our continuing operations, including the clinical development of picoplatin, and will enable us to pursue our ongoing goal of building a diverse pipeline of products that provide new treatments for cancer. The Financing Transaction is led by committed investors who are knowledgeable and active in our industry. We believe that representatives of these investors will add valuable expertise to the Board of Directors and our clinical management. We further believe that the addition of significant financial resources will enhance our ability to recruit and retain high quality employees, consultants and strategic partners of our current and future development efforts.

Our total cash and marketable securities was $[      ] at December 31, 2005. We do not have significant funds, other than the proceeds from the bridge loan for $3,460,000 we closed concurrently with the execution of the Securities Purchase Agreement, which proceeds will be used as working capital while we seek shareholder approval of the Financing Transaction. The bridge loan will mature no later than May 31, 2006. In addition, our indebtedness to Texas State Bank, in the principal amount of $[             ] at February 28, 2006, will mature on June 5, 2006. If we do not obtain the required shareholder approvals and complete the Financing Transaction in a timely manner, we will not have funds to repay the bridge loan and the Texas State Bank indebtedness when they become due and payable and to fund our continuing operations. In such case, there is a substantial likelihood that we will be forced to explore liquidation alternatives, including seeking protection from creditors under the bankruptcy laws.

Record Date and Voting Securities

Only holders of shares of our common stock and our Series B Convertible Preferred Stock, or Series B preferred stock, outstanding at the close of business on February 24, 2006, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting. On February 24, 2006, we had [                  ] shares of common stock and 1,575 shares of Series B preferred stock outstanding.

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Each of the holders of common stock is entitled to one vote for each share of common stock held of record in such person’s name on the record date. Holders of common stock are entitled to vote on all proposals properly presented at the special meeting. The holders of Series B preferred stock have full voting rights and powers equal to the voting rights and powers of the holders of the common stock and are entitled to vote together with the common stock, as one voting group, on the proposals properly presented at the special meeting, except for the proposal to approve the Financing Transaction (Proposal 1). The Series B preferred stock is not entitled to vote on the Financing Transaction (Proposal 1) because the Financing Transaction contemplates the issuance to the holders of the Series B preferred stock of 20% or more of the voting power outstanding on the date of original issuance of the Series B preferred stock (the “Nasdaq 20% threshold”). Such issuance requires shareholder approval under the rules of The Nasdaq Stock Market, or Nasdaq, and by the terms of the Designation of Rights and Preferences of the Series B preferred stock. The current holders of Series B preferred stock acquired their Series B preferred shares without prior shareholder approval in a transaction that limited the aggregate number of shares of common stock issued and issuable upon conversion of the Series B preferred stock to 19.99% of the number of shares of our common stock outstanding on the date of original issuance of the Series B preferred stock (December 3, 2003). Because the Series B preferred shares were issued subject to a “cap” preserving the Nasdaq 20% threshold, the holders of the Series B preferred shares are not entitled to vote to approve any later transaction, such as the Financing Transaction, that would result in the issuance to them of shares of common stock equal to or in excess of the Nasdaq 20% threshold. For the remaining proposals properly presented at the special meeting, each holder of the Series B preferred stock is entitled to the number of votes equal to the number of shares of common stock into which such shares of Series B preferred stock could be converted on the record date at the then current conversion value. As of the record date, each Series B shareholder is entitled to 2,188.18 votes for each share of Series B preferred stock held. However, pursuant to the terms of the Designation of Rights and Preferences of the Series B preferred stock, the maximum number of votes that each holder (or group of holders as defined in Section 13(d) of the Securities Exchange Act of 1934) of shares of Series B preferred stock is entitled to cast generally cannot exceed 4.99% of the total number of shares of common stock then outstanding. This is referred to as the Series B voting cap. Applying the Series B voting cap to the number of shares of common stock outstanding on the record date, no holder of Series B preferred stock will be entitled to cast more than [          ] votes when voting together with the holders of common stock as one voting group. With respect to the proposal to increase our authorized common stock (Proposal 2), holders of common stock, in addition to voting with the Series B preferred stock, are entitled to vote on a one-vote-per common share basis, as a separate voting group.

Quorum

Under Washington law and our Articles of Incorporation, a quorum consisting of a majority of the shares entitled to vote must be represented in person or by proxy for the transaction of business at the special meeting. Shares entitled to vote as a separate voting group may take action on a matter at the meeting only if a quorum of those shares is present with respect to any matter. Absentions will be included in the determination of shares present at the meeting for purposes of determining a quorum. Broker non-votes, which occur when a broker has not received customer instructions and indicates that it does not have the discretionary authority to vote a particular matter on the proxy card, also will be deemed present for purposes of determining whether a quorum is achieved.

Required Votes, Abstentions and Broker Non-Votes

Required Vote for Proposal 1.   The only voting group entitled to vote on Proposal 1 is the holders of common stock. The Financing Transaction proposal will be adopted if it is approved by a majority of the votes cast by the holders of common stock at the special meeting. Absentions from voting will be counted as votes “against” Proposal 1. Broker non-votes will have no impact on the vote on Proposal 1.

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Required Vote for Proposal 2.   The proposal to amend our Articles of Incorporation to increase the authorized shares of common stock of the company will be adopted if approved by the affirmative vote of a majority of the votes entitled to be cast by each of the following voting groups: (i) the holders of common stock and the holders of Series B preferred stock, voting together as a single voting group; and (ii) the holders of common stock, voting as a separate voting group. Abstentions from voting and broker non-votes will have the effect of votes “against” Proposal 2.

Required Vote for Proposal 3.   The proposal to adjourn the special meeting will be approved if the votes cast in favor of the proposal by the holders of shares entitled to vote thereon exceed the votes cast against the proposal at the special meeting. The only voting group entitled to vote on Proposal 3 is the common stock and the Series B preferred stock, which vote together as a single voting group. Abstentions from voting and broker non-votes will have no impact on the vote on Proposal 3.

Voting by Proxy

The Board of Directors selected Gerald McMahon, Ph.D., Susan D. Berland and Anna L. Wight, the persons named as proxies on the proxy card accompanying this proxy statement, to serve as proxies at the special meeting. Dr. McMahon is our Chairman and Chief Executive Officer, Ms. Berland is our Chief Financial Officer and Ms. Wight is our Vice President, Legal. The shares of common stock and Series B preferred stock represented by each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, the proxy will be voted in favor of Proposals 1, 2 and 3.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE ASK THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

Revocation

You can revoke a proxy at any time before it is exercised by written notice to our Corporate Secretary, by timely delivery of a valid, later dated proxy, or by voting in person at the special meeting. However, your attendance at the special meeting will not, by itself, revoke your proxy.

Expenses of Solicitation

We have retained Mackenzie Partners, Inc., 105 Madison Avenue, 14th Floor, New York, NY 10016, to help solicit proxies. We will pay the cost of their services, which is estimated at approximately $10,000, plus reasonable expenses. Proxies will be solicited by personal interview, mail and telephone. In addition, we may reimburse brokerage firms and other persons who represent beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to beneficial owners. Our directors, officers and regular employees may also solicit proxies, personally or by telephone or facsimile, without additional compensation.

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PROPOSAL 1

APPROVAL OF THE FINANCING TRANSACTION

The holders of our common stock are being asked to approve the securities financing described in the Securities Purchase Agreement dated as of February 1, 2006 and related agreements and the issuances of shares of common stock and warrants contemplated thereby and in connection therewith, which we refer to as the Financing Transaction. The Financing Transaction includes the following securities transactions:

•                    the sale and issuance to investors in the equity financing of approximately 92,857,144 shares of our common stock and warrants to purchase approximately 25,385,704 shares of our common stock;

•                    the issuance to our Series B shareholders of approximately 9,545,455 shares of our common stock upon conversion of the outstanding shares of our Series B preferred stock;

•                    the sale and issuance to Banc of America Securities LLC, the placement agent for the Financing Transaction, of a warrant to purchase approximately 835,714 shares of our common stock; and

•                    the sale and issuance of shares of common stock upon exercise of warrants described above and the warrants issued to the investors as part of the bridge loan completed concurrently with the execution of the Financing Transaction documents.

The holders of our common stock are being asked to approve the Financing Transaction and the issuance of shares of common stock and warrants contemplated by and in connection with the Financing Transaction in accordance with applicable Nasdaq Marketplace Rules and, with respect to the conversion of the Series B preferred stock, additionally in accordance with Section 5(h) of the Designation of Rights and Preferences of Series B Convertible Preferred Stock contained in our Articles of Incorporation (the “Series B Designation”). The approval of a majority of the votes cast by the holders of common stock at the special meeting is required to adopt Proposal 1.

Background and Summary of the Proposed Financing Transaction

In fiscal 2005, our management and the Board of Directors entered into discussions with several investment banking firms as part of their on-going efforts to find additional sources of financing to support our clinical trials and research and development activities and to fund continued operations. After careful evaluation of their credentials and capabilities, we selected Banc of America Securities LLC to assist us in our fundraising activities. With the advice of that firm, we evaluated the alternatives of a private placement and other sales of securities and financing arrangements. After consideration of the terms and conditions of private placements in general and the suitability of this financing method in the life sciences industry in particular, the Board of Directors authorized management to pursue a private placement financing.

On February 1, 2006, we entered into a securities purchase agreement with a group of institutional and other sophisticated private investors for a $65,000,000 private placement of newly issued shares of our common stock and the concurrent issuance of warrants for the purchase of additional shares of common stock. The closing of the financing and all other transactions and issuances contemplated by the securities purchase agreement are subject to shareholder approval in accordance with Nasdaq Marketplace Rules, as well as to satisfaction of customary and other conditions of closing, including shareholder approval of an amendment of our Articles of Incorporation to increase our authorized shares of common stock in order to provide for a sufficient number of common shares to complete the Financing Transaction. The proposal to amend our Articles of Incorporation (the “Articles Amendment”) is set forth in this proxy statement as Proposal 2. Both Proposals 1 and 2 must be approved by our shareholders in order for us to complete the Financing Transaction.

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If both the Financing Transaction and the Articles Amendment are approved by our shareholders, we will issue to the investors at closing of the Financing Transaction an aggregate of approximately 92,857,144 shares of our common stock at a purchase price of $0.70 per share, together with five-year warrants (“offering warrants”) to purchase an aggregate of approximately 25,385,704 shares of common stock at an exercise price of $0.77 per share. Reference is made to the more detailed description of the provisions of the securities purchase agreement and the offering warrants set out under the headings “Summary of Terms of the Financing Transaction—Securities Purchase Agreement” and “—Offering Warrants” below. Copies of the securities purchase agreement and the form of offering warrant are attached to this proxy statement as Annex A.

We also entered into a note and warrant purchase agreement with the investors on February 1, 2006, pursuant to which we issued convertible promissory notes in favor of the investors in return for the investors’ providing us a short-term loan in the principal amount of $3,460,000 (the “bridge loan”). In addition to the convertible promissory notes (“bridge notes”), we issued to the investors five-year warrants (“bridge warrants”) to purchase an aggregate of approximately 2,471,424 shares of common stock at an exercise price of $0.77 per share. The proceeds of the bridge loan will be used to fund our operations while we seek the shareholder approvals required to effectuate the Financing Transaction. The bridge notes have an interest rate of 8.0% per annum and, if both the Financing Transaction and the Articles Amendment are approved by the shareholders, the bridge notes automatically will convert into approximately 4,942,857 shares of common stock at the closing of the Financing Transaction. The bridge notes mature on the earliest of (1) May 31, 2006, (2) the closing date of the Financing Transaction or (3) the declaration of an event of default under the bridge notes. The bridge notes are secured by certain assets of the company in accordance with the terms of a security agreement we entered into with the investors on February 1, 2006. The bridge notes and the bridge warrants are subject to certain “change of control” beneficial ownership limitations, which provide that the investors cannot, without prior shareholder approval, acquire bridge notes, bridge warrants or any shares of common stock through the conversion of bridge notes and the exercise of bridge warrants to the extent that either (i) the aggregate number of shares issued and issuable pursuant to the bridge notes and the bridge warrants exceeds 19.9% of the number of our shares of common stock or voting power outstanding on February 1, 2006, the date of original issuance of the bridge notes and the bridge warrants, or (ii) after giving effect to such acquisition, conversion or exercise, any investor (or group of affiliated investors) would beneficially own more than 19.9% of the number of our shares of common stock or voting power outstanding immediately after the closing of the bridge loan. Reference is made to the more detailed description of the provisions of the note and warrant purchase agreement, the bridge notes, the bridge warrants and the security agreement set out under the headings “Summary of Terms of the Financing Transaction—Note and Warrant Purchase Agreement,” “—Bridge Notes,” “—Bridge Warrants” and “—Security Agreement” below. Copies of the note and warrant purchase agreement and the forms of the bridge note, the bridge warrant and the security agreement are attached to this proxy statement as Annex C.

In connection with the bridge loan, we entered into a letter agreement dated January 30, 2006, with Texas State Bank, with which we have a current secured indebtedness outstanding, pursuant to which the Bank agreed to continue its October 14, 2005 forbearance agreement until June 5, 2006, in return for our agreement to change the maturity date of the Bank note from April 17, 2009 to June 5, 2006. Pursuant to the terms of the October 2005 forbearance agreement, the Bank, at January 31, 2006, applied $1,000,000 in cash collateral on deposit with the Bank to the outstanding balance of the Bank note. As of February 28, 2006, the outstanding principal amount of the Bank note was $[           ]. Additionally, in connection with the bridge loan, on February 1, 2006, the holders of our Series B preferred stock entered into an agreement to convert their Series B preferred shares, subject to and concurrently with the closing of the Financing Transaction, into an aggregate of approximately 9,545,455 shares of common stock. Reference is made to the more detailed description of the provisions of the Series B conversion agreement set out

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under the heading “Summary of Terms of the Financing Transaction—Series B Conversion Agreement” below. A copy of the Series B conversion agreement is attached to this proxy statement as Annex B.

Reasons for the Proposed Financing Transaction

Our total cash and marketable securities was $[      ] at December 31, 2005. We do not have significant funds, other than the proceeds from the bridge loan, with which to continue our operations. The bridge notes will mature no later than May 31, 2006. In addition, our indebtedness to Texas State Bank, in the principal amount of $[           ] at February 28, 2006, will mature on June 5, 2006. If we do not obtain the required shareholder approvals and complete the Financing Transaction in a timely manner, we will not have funds to repay the bridge notes and the Bank note when they become due and payable and to fund our continuing operations. In such case, there is a substantial likelihood that we will be forced to explore liquidation alternatives, including seeking protection from creditors under the bankruptcy laws.

Since our inception in 1984, we have dedicated substantially all of our resources to research and development. We have not generated any significant revenue from product sales to date and have operated at a loss in each year of our existence. We had net losses of $[         ] for the year ended December 31, 2005 and net losses of $19.4 million for the year ended December 31, 2004. These losses resulted principally from costs incurred in our research and development programs and from general and administrative expenses. In May 2005, we announced the discontinuation of our STR (bone-targeted radiotherapeutic) development program to refocus our limited resources on the development of picoplatin, a platinum-based cancer therapy. The development of oncology products, like picoplatin, is a long-term process and subject to significant risks and uncertainties, including the risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2005, a copy of which is being delivered with this proxy statement. Accordingly, we do not anticipate that picoplatin, or any other proposed products, will be commercially available for a number of years, if at all. We expect to incur additional operating losses in the future. These losses may increase significantly if we expand clinical development and manufacturing and undertake commercialization of any products.

We believe that the Financing Transaction will provide substantial capital to support and expand our continuing operations, including the clinical development of picoplatin, and will enable us to pursue our ongoing goal of building a diverse pipeline of products that provide new treatments for cancer. The Financing Transaction is led by committed investors who are knowledgeable and active in our industry. We believe that representatives of these investors will add valuable expertise to the Board of Directors and our clinical management. We further believe that the addition of significant financial resources will enhance our ability to recruit and retain high quality employees, consultants and strategic partners for our current and future development efforts.

A copy of our annual report on Form 10-K for the year ended December 31, 2005, which contains important business and financial information about us and should be read carefully, is delivered with this proxy statement.

Nasdaq Shareholder Approval Requirements

We are submitting the proposal to approve the Financing Transaction for shareholder approval pursuant to Rule 4350 of the Nasdaq Marketplace Rules (“Nasdaq Rule 4350”), which contains the qualitative listing requirements applicable to Nasdaq Capital Market issuers, such as NeoRx. Among other items, Nasdaq Rule 4350 requires shareholder approval prior to the issuance of securities in the following two circumstances:

•       in connection with a transaction other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to

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20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock; and

•       when the issuance or potential issuance (of securities of the issuer) will result in a change of control of the issuer.

Applying these requirements to the Financing Transaction, we are seeking shareholder approval of the following issuances and related transactions in connection with the Financing Transaction:

•       the issuance, at a purchase price that is less than market value, to (1) investors in the Financing Transaction of (a) approximately 92,857,144 shares of our common stock (which amount includes the shares of our common stock issuable upon automatic conversion of the bridge notes), (b) offering warrants to purchase approximately 25,385,704 shares of our common stock, and (c) the shares of common stock issuable upon exercise of the offering warrants; and (2) Banc of America Securities LLC, the placement agent for the Financing Transaction, of a warrant to purchase approximately 835,714 shares of our common stock and the shares issuable upon exercise of such warrant. The aggregate shares of common shares issued and issuable pursuant to these issuances represented approximately [300]% of our voting power outstanding on February 1, 2006, the date of execution of the securities purchase agreement;

•       the issuance to the holders of our Series B preferred stock of approximately 9,545,455 shares of our common stock upon conversion of the outstanding Series B preferred shares, which represents approximately [31]% of our voting power outstanding on December 3, 2003, the date of original issuance of the Series B preferred stock, which shareholder approval is also required by the terms of the Series B Designation; and

•       the issuance of shares of common stock and warrants to purchase common stock to MPM Capital, one of the investors, which upon closing of the Financing Transaction will acquire beneficial ownership of an aggregate of approximately 52,000,000 shares of common stock, representing approximately 30% of our common stock outstanding after consummation of the Financing Transaction.

Interests of Certain Persons in the Financing Transaction

If the shareholders approve both the Financing Transaction and the Articles Amendment, upon consummation of the Financing Transaction, MPM Capital will become the beneficial owner of an aggregate of approximately 52,000,000 shares of our common stock, representing approximately 30% of our outstanding common stock on a post-financing basis. In addition, upon closing of the Financing Transaction, MPM Capital will have representation on the Board of Directors, filling one of two new director positions to be created in connection with the Financing Transaction. MPM Capital has initially designated Mr. Nick Simon to serve as its Board representative at and after closing. Subject to applicable eligibility requirements, the MPM Capital representative will also be appointed to the compensation committee of the Board of Directors upon the closing of the Financing Transaction. The other new director position to be created in connection with the Financing Transaction will be filled by a representative designated by the mutual agreement of MPM Capital and Bay City Capital. Such designee has not yet been named. For so long as MPM Capital holds at least 10% of the shares of common stock purchased by it at the closing of the Financing Transaction, we will:

•       use our reasonable best efforts to cause (i) one person designated by MPM Capital and one person designated by the mutual agreement of MPM Capital and Bay City Capital to be nominated and elected to serve on our Board of Directors and (ii) a vacancy due to resignation, removal or death of the MPM Capital representative or the other investor representative to be filled by a

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replacement designated by MPM Capital or the mutual agreement of MPM Capital and Bay City Capital, as the case may be;

•       for so long as a representative from MPM Capital remains on the Board of Directors, use our commercially reasonable efforts to appoint the MPM Capital representative to the compensation committee of the Board of Directors, unless such appointment could reasonably be expected to conflict with federal securities laws or the rules or regulations of Nasdaq or other exchange on which our securities are listed for trading;

•       use our commercially reasonable efforts to appoint Dennis Henner, a representative of MPM Capital, to our product development advisory committee or substantially similar committee; and

•       if MPM Capital does not have a representative on the Board of Directors, allow one observer appointed by MPM Capital to attend all regularly scheduled Board meetings in a nonvoting capacity and to provide such observer, subject execution and delivery of a written confidentiality agreement and subject to specific exclusions, to receive copies of all notices, minutes, consents and other materials provided to the directors.

Bay City Capital is a financial advisor to and indirectly controls Bay City Capital Fund IV, LP and Bay City Capital IV Co-Investment Fund, LP (the “Bay City Funds”), both of which are investors in the Financing Transaction. Two of our directors, Dr. Fred Craves and Dr. Carl Goldfischer, are managing directors of Bay City Capital and possess capital and carried interests in the Bay City Funds. Assuming shareholder approval of both the Financing Transaction and the Articles Amendment, upon closing of the Financing Transaction, the Bay City Funds will become the beneficial owner of an aggregate of approximately 28,845,714 shares of our common stock, representing approximately 16% of our outstanding common stock on a post-financing basis.

At closing of the Financing Transaction, the size of the Board of Directors will be increased to ten directors to accommodate the appointment to the Board of the MPM Capital and other investor representative. Immediately following closing of the Financing Transaction, therefore, four out of ten directors serving on the Board of Directors will be affiliated with or a representative of an investor in the Financing Transaction.

No Dissenters’ Rights

Under applicable Washington law, our shareholders are not entitled to dissenters’ or appraisal rights with respect to the approval of the Financing Transaction.

Summary of Terms of the Financing Transaction

The following is a summary of the terms of the Financing Transaction and the provisions of the transaction documents.

THE SUMMARY BELOW IS INTENDED TO PROVIDE YOU WITH CERTAIN INFORMATION CONCERNING THE FINANCING TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT, THE FORM OF OFFERING WARRANT, THE SERIES B CONVERSION AGREEMENT, THE NOTE AND WARRANT PURCHASE AGREEMENT AND THE FORMS OF BRIDGE NOTE, BRIDGE WARRANT AND SECURITY AGREEMENT, EACH OF WHICH IS ATTACHED HERETO.

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Securities Purchase Agreement

The following summary of the provisions of the securities purchase agreement is qualified in its entirety by the securities purchase agreement attached to this proxy statement as Annex A and incorporated by reference herein.

General

At the closing, under the securities purchase agreement:

•       we will issue an aggregate of approximately 92,857,144 shares of our common stock to the investors (including shares issued upon automatic conversion of the bridge notes);

•       we will issue offering warrants to the investors to purchase an aggregate of approximately 25,385,704 shares of our common stock at an exercise price of $0.77 per share;

•       the investors will deliver $65,000,000 for the purchase price for the securities, which purchase price will be paid in cash and by cancellation of the indebtedness under the bridge loan.

Concurrently with the closing, we will issue approximately 9,545,455 shares of our common stock to the holders of our outstanding Series B preferred stock upon conversion of such Series B preferred shares pursuant to the Series B conversion agreement described under the heading “Series B Conversion Agreement” below.

Subject to applicable law and the requirements of Nasdaq, including shareholder approval of both the Financing Transaction and the Articles Amendment, the closing of the Financing Transaction will occur the first business day following satisfaction or waiver of all closing conditions, excluding conditions that by their nature cannot be satisfied until the date of closing, or at another time agreed to by the parties to the securities purchase agreement. We have engaged Banc of America Securities LLC to act as our exclusive placement agent for the Financing Transaction. We have agreed to pay Banc of America Securities, at closing, a cash fee of approximately $1.8 million and to issue to them a warrant, in the same form as the offering warrants, to purchase approximately 835,714 shares of our common stock.

Representations and Warranties

In the securities purchase agreement, we make customary representations and warranties to the investors relating to, among other matters:

•       our organization and qualification to conduct business;

•       the authorization, binding effect and enforceability of the agreements;

•       our capitalization;

•       the validity of the common stock sold and warrants to be issued;

•       our compliance with laws, including the Sarbanes-Oxley Act of 2002, environmental laws and applicable Food and Drug Act regulations;

•       absence of conflict with our governing documents, material agreements and applicable law;

•       governmental consents and other third party approvals;

•       the effectiveness of our disclosure controls and procedures and accounting controls;

•       the exemption of this transaction from registration under applicable securities laws;

•       the accuracy and timeliness of our publicly filed reports;

•       litigation matters;

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•       tax matters;

•       property and intellectual property matters;

•       insurance matters;

•       securities law matters;

•       employee benefit plans and employee matters;

•       our material contracts;

•       our books and records;

•       absence of any material changes in our business, assets, properties, prospects, financial condition or operating results since September 30, 2005;

•       our compliance with Nasdaq continued listing requirements;

•       absence of registration rights held by other parties and prohibitions on our obligation to register the securities issued in accordance with the securities purchase agreement;

•       the status of our certified independent public accountants;

•       the nature of the negotiations between us and the investors;

•       completion of necessary action to render our shareholder rights plan inapplicable to the transactions contemplated by the securities purchase agreement;

•       the shareholder vote required to approve the Financing Transaction;

•       board approval of the Financing Transaction and board recommendation of the Financing Transaction for approval by our shareholders;

•       absence of market stabilizing actions by us;

•       our eligibility to use Form S-3; and

•       transactions with affiliates.

In the securities purchase agreement, each investor makes customary representations and warranties to us that generally relate to its organization, the authorization, binding effect and enforceability of the agreements, and its status as an accredited investor under applicable securities laws.

Covenants

In the securities purchase agreement, we and the investors have agreed to take a number of actions, including the following:

Affirmative Covenants.   We agreed to:

•       during the registration period (as described under “Registration Rights” below), use our commercially reasonable efforts to timely file all documents with the SEC, make and keep public information available as understood and defined under Rule 144 of the Securities Act, to timely file all reports and other documents required under the Exchange Act, and for so long as a holder owns registrable securities (as described under “Registration Rights” below), to furnish to such holder, upon reasonable request, a copy of our most recent annual or quarterly report and other documents as may be reasonably requested;

•       maintain our status as an issuer required to file reports under the Exchange Act;

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•       prepare the financial statements to be included in any document we file with the SEC in accordance with accounting principles generally accepted in the U.S., consistently applied, subject to certain exceptions, and in a manner that fairly presents in all material respects our consolidated financial position;

•       file a proxy statement relating to a special meeting of our shareholders to approve the transactions contemplated by the securities purchase agreement no later than February 14, 2006, use our reasonable best efforts to cause the proxy statement to be cleared by the SEC and as reasonably practicable thereafter, to cause a definitive proxy statement to be promptly mailed to our shareholders, and keep the investors apprised of the status of matters relating to the proxy statement and the special shareholders meeting;

•       use our commercially reasonable efforts to cause the shares of common stock issuable upon exercise of the bridge warrants and the offering warrants to be issued and promptly delivered to the investors upon exercise;

•       until the Financing Transaction is completed or the securities purchase agreement is terminated, carry on our business in the ordinary course in substantially the same manner as conducted prior to the date of execution of the securities purchase agreement, preserve our present business organizations, keep available the services of our present officers, consultants and employees, preserve our relationships with customers, suppliers and other business partners; and

•       promptly notify the investors of any event, occurrence or emergency not in the ordinary course of business.

Each investor agreed to promptly furnish in writing information relating to such investor and its investment as we may request to include in this proxy statement and to comply with prospectus delivery requirements under the Securities Act in connection with the sale of the registrable securities owned by such investor under an effective registration statement and to otherwise comply with requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder.

Negative Covenants.   Except as may be required by law or the rules of the SEC or Nasdaq, we agreed not to use the name of or make reference to any investor or any affiliate of such investor in any press release or any public manner without the prior written consent of such investor.

Obligations.   We and each of the investors agreed to use commercially reasonable efforts to timely satisfy each of the conditions to closing under the securities purchase agreement.

Reservation of Shares.   Upon the closing date of the Financing Transaction, we agreed to take all actions necessary to at all times have authorized, and reserved for issuance, free and clear of preemptive rights, all of the shares of our common stock issuable pursuant to the securities purchase agreement and upon exercise of the bridge warrants and the offering warrants.

Fees and Expenses.   Each party to the securities purchase agreement will pay its own expenses in connection with the transactions contemplated by the securities purchase agreement, regardless of whether such transactions are consummated. However, we have agreed to pay, upon the closing of the Financing Transaction, up to $125,000 of the fees and disbursements of counsel to the investors in connection with the preparation and negotiation of the securities purchase agreement and closing of the Financing Transaction. In addition, if holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors terminate the securities purchase agreement due to our failure to obtain the approval of our shareholders of the Financing Transaction and the Articles Amendment or due to our material breach of the securities purchase agreement, the note and warrant purchase agreement or the

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bridge notes that was not cured within five days of notice of such breach, we are obligated to reimburse the investors up to $125,000 for their reasonable legal, financial, due diligence and advisory fees and expenses.

Shareholders Meeting.   We have agreed to use our reasonable best efforts convene a special meeting of our shareholders within 30 business days after the definitive proxy statement is first mailed to shareholders to seek approval of our shareholders with respect to the Financing Transaction and the Articles Amendment. Subject to fiduciary obligations, the Board of Directors has agreed to recommend to our shareholders that they vote in favor of the Financing Transaction and the Articles Amendment, to not withdraw, modify or qualify in a manner adverse to the investors such recommendation in favor of the Financing Transaction and the Articles Amendment or to take any action in connection with the special meeting of shareholders inconsistent with a recommendation in favor of the proposals in this proxy statement.

Board Nominees; Director Protections; Board Observation Rights.   Upon closing of the Financing Transaction, MPM Capital will have representation on the Board of Directors, filling one of two new director positions to be created in connection with the Financing Transaction. MPM Capital has initially designated Mr. Nick Simon to serve as its Board representative at and after closing. The other new director position will be filled at closing by a representative designated by the mutual agreement of MPM Capital and Bay City Capital. Such designee has not yet been named. Subject to applicable eligibility requirements, the MPM Capital representative will also be appointed to the compensation committee of the Board of Directors upon the closing of the Financing Transaction. For so long as MPM Capital holds at least 10% of the shares of common stock purchased by it at the closing of the Financing Transaction, we will:

•       use our reasonable best efforts to cause (i) one person designated by MPM Capital and one person designated by the mutual agreement of MPM Capital and Bay City Capital to be nominated and elected to serve on the Board of Directors and (ii) a vacancy due to resignation, removal or death of the MPM Capital representative or the other investor representative to be filled by a replacement designated by MPM Capital or the mutual agreement of MPM Capital and Bay City Capital, as the case may be;

•       for so long as a representative from MPM Capital remains on the Board of Directors, use our commercially reasonable efforts to appoint the MPM Capital representative to the compensation committee of the Board of Directors, unless such appointment could reasonably be expected to conflict with federal securities laws or the rules or regulations of Nasdaq or other exchange on which our securities are listed for trading;

•       We agree to use our commercially reasonable efforts to appoint Dennis Henner, a representative of MPM Capital, to our product development advisory committee or substantially similar committee; and

•       if MPM Capital does not have a representative on the Board of Directors, allow one observer appointed by MPM Capital to attend all regularly scheduled Board meetings in a nonvoting capacity and to provide such observer, subject execution and delivery of a written confidentiality agreement and subject to specific exclusions, to receive copies of all notices, minutes, consents and other materials provided to our directors.

We also agreed to use our commercially reasonable efforts to maintain our Articles of Incorporation and Bylaws to permit us to indemnify our directors and officers to the fullest extent permitted by law.

Alternative Proposals.   We have agreed that, until the Financing Transaction is completed or the securities purchase agreement is terminated, neither we nor any of our subsidiaries or representatives will solicit, knowingly encourage, or initiate or participate in any negotiations, inquiries or discussions with respect to any “alternative proposal,” enter into or execute any agreement providing for an alternate proposal, or disclose any non-public information concerning our business or properties or afford to any

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third party access to our properties, books or records, except in the ordinary course of business or as required by law, or make or authorize any public statement, recommendation or solicitation in support of any offer or proposal relating to an alternative proposal, other than the Financing Transaction. An “alternative proposal” is defined as any proposal or offer to acquire all or 10% or more of our business, assets or capital stock (excluding non-exclusive licenses entered into in the ordinary course of business), whether by merger, consolidation, other business combination, purchase of capital stock or assets, license, lease, tender offer, exchange offer or otherwise.

However, we may, prior to obtaining shareholder approval of the Financing Transaction, provide non-public information, afford access to our properties, books or records, enter into any agreement providing for an alternative proposal, or make or authorize any public statement, recommendation or solicitation in support of any alternative proposal or offer or proposal relating to an alternative proposal, but only if and to the extent that:

•       the shareholders meeting to approve the Financing Transaction has not yet occurred;

•       the Board of Directors, after consultation with outside legal counsel, believes in good faith that failure to take such action would breach its fiduciary duties;

•       the Board of Directors, after consultation with outside legal counsel, believes in good faith that such alternative proposal is a “superior proposal”; and

•       the non-public information provided to a third party in connection with an alternative proposal was previously or is concurrently provided to the investors.

A “superior proposal” is an alternative proposal which is on terms that the Board of Directors, after consultation with and upon the written advice of its financial advisor, believes in its reasonable good faith judgment to be more favorable to our shareholders from a financial point of view than the Financing Transaction and is not attributable to a material breach by us of our obligations under the covenants relating to alternative proposals.

We are required to notify the investors promptly if we are contacted by a third party expressing an interest in discussing an alternative proposal. The notice must contain the name of the proposing or inquiring party. We are also required to notify the investors promptly of any material modification or proposed modification to the terms of the alternative proposal.

Regardless of our obligations relating to alternative proposals, we not prohibited from taking and disclosing to our shareholders a position contemplated by Rule 14d-9 or 14e-2 (relating to disclosure requirements regarding the position of the Board of Directors in respect of a tender offer for our outstanding securities) promulgated under the Exchange Act or from making any disclosure to our shareholders required by applicable law. In addition, none of our obligations relating to alternative proposals prohibit us from continuing our efforts to sell or lease our manufacturing facility and related assets in Denton, Texas and, subject to certain conditions, certain other non-core intellectual property.

Until the Financing Transaction is completed or the securities purchase agreement is terminated, if we seek any financing or a transaction not in the ordinary course of business consistent with past practice that would qualify as an alternative proposal but for the 10% threshold described above, or if we are approached by a third party with an offer to provide such financing or transaction that we do not immediately and unconditionally reject, we are required to first endeavor to negotiate with the investors, for a period not to exceed 15 business days, a financing or transaction that is comparable to the third party offer. We are required to notify the investors of the amount of and other material terms of the third party offer, and if the investors offer to enter into a financing or transaction on terms that are no less favorable than the terms of the third party offer within the 15 business day period, then we are obligated to accept the investors’ offer, if we accept any offer.

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Closing Conditions

The obligation of each investor to purchase the shares of our common stock and the offering warrants at the closing under the securities purchase agreement is subject to the fulfillment, on or before the closing date, of the following conditions:

•       our representations and warranties in the securities purchase agreement are true and correct in all material respects when made and as of the closing date;

•       we have performed and complied in all material respects with all of our covenants, agreements and conditions contained in the securities purchase agreement required to be performed or complied with by us on or prior to the closing date;

•       we have obtained shareholder approval of the Financing Transaction and the Articles Amendment;

•       we shall have delivered to the investors an opinion of legal counsel in agreed upon form;

•       the individual designated by MPM Capital and the individual designated by mutual agreement of MPM Capital and Bay City Capital have been appointed, effective as of the closing date, as directors on the Board of Directors and, subject to satisfaction of applicable eligibility requirements, the MPM Capital representative has been appointed, effective as of the closing date, to the compensation committee of the Board of Directors;

•       we have executed indemnification agreements with each of the MPM Capital designee and the mutual designee to the Board of Directors;

•       Dennis Henner, a representative of MPM Capital, has been appointed to our product development committee, or a substantially similar committee;

•       we have initiated a search for a Chief Medical Officer;

•       we have delivered to the investors certificates of our Secretary and Chief Executive Officer certifying certain of our corporate documentation and the fulfillment of closing conditions;

•       all governmental or regulatory authorizations, approvals, filings, permits or other third party consents, if any, that are required in connection with the Financing Transaction have been obtained;

•       no proceeding has been instituted or is pending before any court, arbiter, governmental body or agency seeking to prohibit, alter, prevent or materially delay the Financing Transaction;

•       the common stock issued or issuable to the investors pursuant to the Financing Transaction has been authorized for listing on the Nasdaq Capital Market;

•       we have delivered irrevocable instructions to our transfer agent to issue certificates registered in the name of each investor for the shares of our common stock to be issued pursuant to the Financing Transaction;

•       no material adverse effect has occurred or become known with respect to our business, assets, operations or financial condition or our ability to perform our obligations pursuant to the Financing Transaction;

•       no event of default has occurred under the bridge notes, the bridge warrants or the security agreement; and

•       the outstanding shares of our Series B preferred stock have, concurrent with the closing, converted into shares of common stock.

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Our obligation to sell shares of our common stock and to issue the offering warrants to an investor under the securities purchase agreement is subject to the fulfillment, on or before the closing date, of the following conditions:

•       such investor has delivered to us the purchase price for the shares of common stock and offering warrants to be acquired by such investor under the securities purchase agreement;

•       the representations and warranties made by such investor are true and correct in all material respects when made and as of the closing date;

•       such investor has performed and complied in all material respects with all of its covenants, agreements and conditions contained in the securities purchase agreement required to be performed or complied with by it on or prior the closing date;

•       all governmental or regulatory authorizations, approvals, filings, permits or other third party consents, if any, that are required in connection with the Financing Transaction have been obtained;

•       no proceeding has been instituted or is pending before any court, arbiter, governmental body or agency seeking to prohibit, alter, prevent or materially delay the transactions contemplated by the Financing Transaction;

•       we have obtained all necessary qualifications and permits for the sale of the shares of common stock and offering warrants under the securities purchase agreement under applicable state and foreign securities laws;

•       the shares of common stock issued or issuable to the investors pursuant to the Financing Transaction have been authorized for listing on the Nasdaq Capital Market;

•       such investor has delivered to us a properly completed and executed pre-closing securities ownership questionnaire; and

•       we have obtained shareholder approval of the Financing Transaction and the Articles Amendment.

Registration Rights

Registrable Securities.   The securities covered by the registration rights provisions under the securities purchase agreement (referred to in this proxy statement as the “registrable securities”) are:

•       the shares of our common stock that are sold to the investors pursuant to the securities purchase agreement; and

•       the shares of our common stock issuable to investors upon exercise of the bridge warrants and the offering warrants.

The securities listed above will be deemed registrable securities if and only for so long as they (i) have not been disposed of pursuant to an effective registration statement, (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements under the Securities Act so that all transfer restrictions and restrictive legends are removed upon consummation of such sale, or (iii) are held by an investor or a holder to which assignment of registration rights is permitted pursuant to the securities purchase agreement.

Registration Period.   The registration rights under the securities purchase agreement expire on the earliest of (i) the three-year anniversary of the closing of the Financing Transaction, (ii) the date as of which the holder may sell all of the registrable securities without restriction pursuant to Rule 144(k) under the Securities Act, or (iii) the date on which the holders have sold all of the registrable securities. The period on and after the closing date and up to the earliest date of the dates above is referred to in this proxy statement as the “registration period.”

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Mandatory Registration.   We have agreed to prepare and, within 30 days after the closing of the Financing Transaction, file a registration statement on Form S-3 with the SEC for the purpose of registering under the Securities Act all of the registrable securities for resale by the holders of the registrable securities. We have also agreed to use our best efforts to cause such registration statement to be declared effective as soon as practicable after we file it with the SEC, but in no event later than the earlier of (i) the fifth business day after the SEC has advised that it will not review or has no further comments on the registration statement and (ii) 120 days after the closing of the Financing Transaction.

Demand Registration.   If for any reason prior to the expiration of the registration period a registration statement filed pursuant to a mandatory registration described above ceases to be effective or fails to cover all of the registrable securities required to be covered, any investor may subsequently demand that we register such registrable securities. We have agreed to file any registration statement required under a demand registration within 10 business days after the date that we receive written notice of the demand registration, and to use our best efforts cause such registration statement to become effective as soon as practicable thereafter.

Piggy-Back Registration.   If at any time prior to the expiration of the registration period, the number of shares of our common stock available for sale under a registration statement is insufficient to cover all of the registrable securities, we have agreed to allow the holders of registrable securities to include their registrable shares in certain registration statements that we propose to file for our own account or the account of others. These so-called “piggy back” registration rights are subject to a number of specific conditions and limitations, including the following:

•       piggy-back registration is not available in connection with any registration statement on Form S-4 or S-8 relating to securities to be issued solely in connection with any acquisition of any entity or business or to equity securities issuable in connection with stock option or other employee benefit plans approved by the Board of Directors;

•       if the offering entitled to piggy-back registration is an underwritten offering, each holder requesting registration of its registrable shares must accept the terms of the underwriting as agreed between us and our underwriter or underwriters;

•       if the registration is to be an underwritten public offering and the managing underwriter advises, in its reasonable good faith opinion, that marketing or other factors dictate that a limitation on the number of shares of our common stock which may be included in the registration statement is necessary to facilitate and not adversely affect the proposed offering, we will include in such registration (i) first, all securities that we propose to sell for our own account, and (ii) second, up to the full number of registrable securities proposed to be registered for the account of the holders entitled to registration, pro rata among such holders on the basis of the number of registrable securities that each of the holders requested be included in such registration.

Ineligibility for Form S-3.   In the event that Form S-3 is not available for any registration of registrable securities, we are required to (i) register the sale of the registrable securities on another appropriate form reasonably acceptable to the holders of at least 60% of the registrable securities and (ii) undertake to register the registrable securities on Form S-3 as soon as such form is available, provided that we must maintain the effectiveness of the registration statement then in effect until a registration statement on Form S-3 has been declared effective.

Registration Delay Payments.   Upon a registration delay (as further described below), we are required to pay to each holder of registrable securities, with respect to each outstanding share of common stock that is a registrable security and not covered for resale by a registration statement, an accruing amount per week (or portion of a week) equal to $0.007 per share. These damage payments will accrue

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from the first day of such registration delay through the day such delay is cured. The occurrence of any of the following events constitutes a registration delay:

•       if any registration statement required to be filed by us under the securities purchase agreement is not filed or declared effective within the applicable filing deadline or effectiveness deadline, respectively;

•       if, on any day during the registration period (other than during certain periods during which we are permitted by the securities purchase agreement to delay disclosure of material non-public information concerning us), any registrable security required to be registered cannot be sold as a matter of law or because we have failed to timely perform our obligations under the securities purchase agreement; or

•       if any period during which we delay disclosure of material non-public information concerning us exceeds the period permitted under the securities purchase agreement.

Our Other Related Obligations.   At such time as we are obligated to file a registration statement pursuant to a mandatory registration, we must use our best efforts to effect the registration of the registrable securities and pursuant to such registration, we are required to, among other things:

•       promptly prepare and file a registration statement and use our best efforts to cause such registration statement to become effective within the time frames described above, and keep the registration statement effective until the expiration of the registration period;

•       prepare and file any amendments and supplements to the registration statement or prospectus as required by law, and comply with all legal requirements with respect to the disposition of registrable securities;

•       permit the holders’ legal counsel to review and comment on the registration statement and any amendments and supplements to such registration statement, and not file any such document with the SEC to which such legal counsel reasonably objects;

•       furnish to each holder whose registrable securities are included in any registration statement, without charge, copies of such registration statements and such other documents as reasonably requested by such holder;

•       use our best efforts, subject to certain limitations, to register and qualify the securities under state securities laws and take such actions as may be necessary to maintain such registrations and qualifications in effect at all times during the registration period;

•       notify the holders’ designated legal counsel and each holder in writing, among other matters, (i) of the occurrence of any event that causes any information contained in any registration statement to become inaccurate, (ii) when a prospectus amendment or supplement has been filed, (iii) of any request by the SEC for amendments or supplements to a registration statement and (iv) of our reasonable determination that an amendment to any registration statement would be appropriate;

•       at the reasonable request of any holder and at such holder’s expense, use our best efforts to furnish to the holders on the date of effectiveness of the registration statement and on such dates thereafter as they may reasonably request, (i) a letter from our independent certified public accountants, in form and substance as is customarily given by an independent certified public accountants to underwriters in an underwritten public offering and (ii) an opinion of counsel representing us for purposes of the registration statement, in form, scope and substance as is customarily given in an underwritten public offering;

•       make available for inspection by any holder or any legal counsel or accounting firm retained by the holders, all of pertinent financial and other records and pertinent corporate documents and

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properties which are requested for any purpose reasonably related to the holders’ rights or our obligations under the securities purchase agreement, provided that each such inspector agrees to hold such records in strict confidence (unless certain exceptions are applicable);

•       hold in confidence and not disclose any information concerning a holder provided to us (unless certain exceptions are applicable);

•       use our best efforts either to (i) cause all registrable securities covered by a registration statement to be listed on each securities exchange on which our other securities of the same class are then listed or (ii) secure designation and quotation of all of the registrable securities on Nasdaq, and we are required to pay all fees and expenses in connection with satisfying these obligations;

•       if requested by a holder, as soon as practicable incorporate in a prospectus supplement or amendment, as necessary, such information as such holder requests to be included relating to such holder and the sale and distribution of registrable securities; and

•       promptly notify the holders in writing of the existence of any material non-public information with respect to which we have delayed disclosure to the public, provided that any such period of delay in disclosure (a “grace period”) must not exceed 30 consecutive days and during any consecutive 365-day period must not exceed 60 days and the first day of any grace period must be at least two trading days after the last day of any prior grace period.

Expenses.   In general, we will bear all the expenses of the registration except for underwriting discounts and commissions. We will also reimburse the holders for the reasonable and documented fees and disbursements of one designated legal counsel in connection with such registration. In addition, we will pay all of the holders’ reasonable costs incurred in connection with the successful enforcement of their registration rights under the securities purchase agreement. Each seller of registrable securities will pay all fees and disbursements of counsel other than the holders’ designated legal counsel and all selling expenses, including all underwriting discounts, selling commissions, transfer taxes, etc.

Indemnification.   In the event any registrable securities are included in a registration statement, we have agreed to indemnify the holders and their representatives and affiliates with respect to which any registration that has been effected pursuant to the securities purchase agreement, against any claims, losses, damages, fines, penalties, charges, costs, reasonable attorneys, amounts paid in settlement or other expenses, joint or several (collectively, “claims”), that arise out of or are based upon (i) any untrue statement of material fact (or alleged untrue statement of material fact) contained in the registration statement, or a material omission (or alleged omission) to state a material fact required to be stated in the registration statement or necessary to make the statements in the registration statement not misleading (other than untrue statements that were provided in writing to us by the holders or omissions of material facts from statements provided in writing to us by the holders for inclusion in the registration statement, among other things), (ii) any violation by us of the securities laws, or (iii) any violation by us of the terms of the registration rights provisions of the securities purchase agreement. Each holder, severally and not jointly, has agreed to indemnify us and our affiliates and representatives against, among other matters, any claims that arise out of or are based on an untrue statement that was provided in writing by the holder or omissions of material facts from statements provided in writing by the holder for inclusion in the registration statement. The amounts owed by the holders under this indemnification obligation are limited to the net proceeds that the holders received from the sale of securities under the registration statement giving rise to such liability.

Assignment of Registration Rights.   The registration rights are assignable by the holders to any transferee of all or any portion of the registrable securities, provided that such transfer is made at least 10 days prior to filing date of the registration statement, if:

•       the transfer may otherwise be effected in accordance with applicable securities laws;

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•       such holder provides prior written notice to us at least 10 days prior to the filing date of the registration statement;

•       the transferee or assignee agrees in writing with us to be bound by all of the provisions contained in the securities purchase agreement; and

•       the transfer was made in accordance with the requirements of the securities purchase agreement, the bridge warrants and the offering warrants.

Amendments

The registration rights provisions of the securities purchase agreement may be waived or amended only pursuant to a written instrument signed by us and the holders of at least 60% of the registrable securities. Other provisions of the securities purchase agreement generally may be amended or waived by a written agreement signed by us and the holders of at least 60% in interest of the aggregate amount of the securities issued pursuant to the securities purchase agreement and the note and warrant purchase agreement and the shares of common stock issuable upon exercise of the offering warrants and the bridge warrants then held by the investors (or, if prior to the closing date, the holders of 60% in interest of the aggregate principal amount of the bridge notes). In all cases, any amendment or waiver that adversely affects any holder or investor in a different manner than other holders or investors (other than differences in investment or ownership among the investors or holders) requires the consent of such holder or investor.

Termination

The securities purchase agreement may be terminated:

•       by mutual agreement of us and holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors;

•       by either us or the holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors by written notice to the other parties if the closing of the Financing Transaction has not been consummated on or before May 31, 2006, provided the terminating party is not in material breach of any representation, warranty or covenant contained in the securities purchase agreement;

•       by either us or the holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors by written notice to the other parties if any governmental entity has imposed an injunction or other ruling prohibiting the closing of the Financing Transaction;

•       by the holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors in the event the Financing Transaction and the Articles Amendment both are not approved at the special meeting of shareholders;

•       by the holders of at least at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors if a material adverse effect has occurred with respect to our business, assets, operations or financial condition or our ability to perform our obligations pursuant to the Financing Transaction; and

•       by either us or the holders of at least 60% in interest of the aggregate principal amount of the bridge notes held by the investors if the other parties have materially breached the terms of the securities purchase agreement, the bridge note and warrant purchase agreement or the bridge notes and such breach is not cured within five business days after receiving notice of such breach.

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Offering Warrants

The following description of the rights and preferences of the offering warrants is qualified in its entirety by the form of offering warrant attached as Exhibit B to the securities purchase agreement attached to this proxy statement as Annex A and incorporated by reference herein.

General.   Pursuant to the securities purchase agreement, we agreed to issue to the investors at the closing of the Financing Transaction offering warrants to purchase an aggregate of approximately 25,385,704 shares of our common stock at an exercise price of $0.77 per share. We will also issue a warrant to Banc of America Securities LLC, in the same form as the offering warrants, to purchase approximately 835,714 shares of our common stock as partial payment of their fees for providing services as the exclusive placement agent for the Financing Transaction. The offering warrants are exercisable in whole or in part for a term of five-years beginning on the date of closing of the Financial Transaction. The offering warrants contain customary representations by us regarding the shares of our common stock that are issuable upon the exercise of the offering warrants and customary representations by the investors regarding securities law matters.

Exercise of Offering Warrants.   In order to receive shares of our common stock, the holder of an offering warrant must deliver to us (i) an exercise notice, (ii) payment in an amount equal to the exercise price multiplied by the number of shares as to which the offering warrant is being exercised or by cashless exercise (as described below), and (iii) the offering warrant. If an offering warrant is partially exercised, we will issue a new offering warrant to the holder representing the balance of the shares available under the offering warrant. No fractional shares will be issued. If, upon exercise of an offering warrant, a fraction of a share results, we will pay the holder an amount in cash equal to the same fraction of the then current market value of a share of our common stock.

Each offering warrant also contains a cashless exercise provision that permits the holder, at any time that the current market price for our common stock is greater than the exercise price of the offering warrant, in lieu of exercising all or a portion of its offering warrant by payment of cash, to obtain a “net number” of shares of our common stock. Current market price means (i) if our common stock is traded on the Nasdaq National Market or the Nasdaq Capital Market, the average closing price of our common stock over a five-trading day period ending immediately prior to the date of valuation, (ii) if our common stock is traded over-the-counter, but not on the Nasdaq National Market or the Nasdaq Capital Market, the average closing price of our common stock over a 30-day period ending immediately prior to the date of valuation and (iii) if there is no active public market for our common stock, the value of our common stock as determined in good faith by the Board of Directors upon due consideration of the proposed determination of the holder.

Issuance of Shares.   Upon the delivery of the exercise notice, the aggregate exercise price (or notice of cashless exercise) and the offering warrant, the holder of the offering warrant is deemed for all corporate purposes to have become the holder of record of the shares with respect to which the offering warrant is being exercised.

Adjustment Provisions.   In the event of certain changes in our capitalization, such as a stock split, stock dividend or distribution, or combination of our outstanding common stock, or other events materially adversely affecting the rights of the holders of the offering warrants, the exercise price and number of shares issuable upon exercise of the offering warrants will be appropriately and equitably adjusted.

Fundamental Transaction.   In the event of (i) certain consolidations, mergers or reorganizations involving us, (ii) the sale of substantially all of our assets, (iii) the completion of an exchange offer or tender offer or (iv) certain reclassification of our common stock, in each case where shares of our common stock are effectively converted into or exchanged for other securities, cash or property (such transaction, a “fundamental transaction”), the holder of the offering warrants are entitled to receive upon exercise the

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same amount and type of consideration as it would have been entitled to receive if it had been a holder of our common stock immediately prior to the fundamental transaction. The determination of the exercise price will be appropriately adjusted to apply the alternate consideration the holder would have received in respect of the shares of common stock the holder would have received if the warrant had been exercised prior to the fundamental transaction based on the amount of alternate consideration issuable in respect of one share of our common stock in the fundamental transaction. If common shareholders are given a choice of different components of alternate consideration, the holder of the offering warrant will receive the same choice upon exercise of the offering warrant following the fundamental transaction. At the holder’s option and request, any successor to the company or surviving entity in a fundamental transaction must (i) issue the holder a new warrant substantially in the form of the offering warrant and evidencing the holder’s right to purchase the alternate consideration for the aggregate exercise price upon exercise of the warrant or (ii) purchase the offering warrant from the holder for a purchase price, payable in cash within five trading days after the request (or if later, the effective date of the fundamental transaction), equal to the Black-Scholes value of the remaining unexercised portion of the offering warrant on the date of the request. We are required to provide each holder of an offering warrant ten days’ advance written notice of a fundamental transaction, and the holder thereafter has the option, in its sole discretion, to allow any unexercised portion of the offering warrant to be deemed automatically exercised.

Transfer.   Subject to applicable law and the terms of the offering warrant and the securities purchase agreement, an offering warrant and all rights thereunder are assignable and transferable by the holder without our consent upon delivery to the authorized transferee of the offering warrant together with a properly executed assignment. The transferee must sign an investment letter in form and substance satisfactory to us.

Amendment and Waiver.   Any provision of the offering warrant may be modified or waived by a written instrument signed by us and (i) the investors holding at least 60% in interest of the aggregate number of shares then issuable upon exercise of the offering warrants, provided the amendment or waiver is made with respect to all offering warrants and does not adversely affect an investor without adversely affecting all investors in a similar manner or (ii) with respect to an amendment or waiver affecting only one investor, the investor.

Series B Conversion Agreement

The following description of the terms of the Series B conversion agreement is qualified in its entirety by the Irrevocable Agreement to Convert Series B Convertible Preferred Stock attached to this proxy statement as Annex B and incorporated by reference herein.

General.   Each holder of Series B preferred stock has agreed, subject to the closing of the Financing Transaction, to convert its shares of Series B preferred stock into shares of common stock, at an adjusted conversion rate of 6060.6061, which conversion ratio reflects the antidilution adjustment that such Series B preferred shareholders are entitled to receive pursuant to the Series B Designation as a result of the issuance of the bridge warrants and the completion of the Financing Transaction. Subject to shareholder approval of both the Financing Transaction and the Articles Amendment, we will, concurrently with the closing of the Financing Transaction, issue to the holders of the Series B preferred stock an aggregate of approximately 9,545,455 shares of common stock pursuant to the Series B conversion agreement.

Amendment and Waiver.   Any provision of the Series B conversion agreement may be modified or waived by a written instrument signed by us, the holders of the Series B preferred stock and the investors holding at least 60% in interest of the bridge notes.

Expiration Date.   The Series B conversion agreement expires on the earliest to occur of (i) any event pursuant to which all of the outstanding shares of Series B preferred stock are converted into shares of

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common stock, (ii) the consummation of a Liquidation (as defined in Section 3(d) of the Series B Designation ), and (iii) June 1, 2006.

Note and Warrant Purchase Agreement

The following description of the terms of the note and warrant purchase agreement is qualified in its entirety by the note and warrant purchase agreement attached to this proxy statement as Annex C and incorporated by reference herein.

General Terms; Representations and Warranties and Closing Conditions.   On February 1, 2006, concurrent with the execution of the Financing Transaction documents, we issued to the investors $3,460,000 in bridge notes and bridge warrants to purchase approximately 2,471,424 shares of our common stock. We made substantially the same representations and warranties to the investors under the note and warrant purchase agreement as are set forth above under “Securities Purchase Agreement—Representations and Warranties.” The transactions contemplated by the note and warrant purchase agreement were subject to customary closing conditions as well as the following additional conditions:

•       we and the investors enter into the securities purchase agreement;

•       we and the investors enter into a security agreement that provides that the bridge notes are secured by certain of our assets;

•       we and Texas State Bank enter into a forbearance agreement; and

•       we and the holders of our Series B preferred stock enter into the Series B Conversion Agreement.

Beneficial Ownership Cap.   The note and warrant purchase agreement also provides that the bridge investor and the bridge warrants are subject to certain “change of control” beneficial ownership limitations which provide that the investors cannot, without prior shareholder approval, acquire bridge notes, bridge warrants or any shares of common stock through the conversion of bridge notes and the exercise of bridge warrants to the extent that either (i) the aggregate number of shares issued and issuable pursuant to the bridge notes and the bridge warrants exceeds 19.9% of the number of our shares of common stock or voting power outstanding on February 1, 2006, the date of original issuance of the bridge notes and the bridge warrants, or (ii) after giving effect to such acquisition, conversion or exercise, any investor (or group of affiliated investors) would beneficially own more than 19.9% of the number of our shares of common stock or voting power outstanding immediately after the closing of the bridge loan.

Amendment and Waiver.   The modification or waiver of any provision of the note and warrant purchase agreement requires a written instrument signed by us and the holders of at least 60% in interest of the outstanding aggregate principal amount of the outstanding bridge notes, provided, however, if an amendment or waiver adversely affects any investor in a different manner than the other investors (other than differences in investment or ownership among the investors), then the consent of such investor will also be required.

Bridge Notes

The following description of the terms of the bridge notes is qualified in its entirety by the form of bridge note attached as Exhibit A to the note and warrant purchase agreement attached to this proxy statement as Annex C and incorporated by reference herein.

General.   Pursuant to the note and warrant purchase agreement, on February 1, 2006 we issued $3,460,000 in principal amount of bridge notes to the investors. The bridge notes accrue interest at the rate of 8% per annum, which is paid upon payment of the outstanding principal amount or upon conversion of the bridge notes. The bridge notes are secured by certain of our assets pursuant to the terms of the security agreement between us and the investors.

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Maturity Date.   The outstanding principal amount and accrued and unpaid interest on the bridge notes are due and payable by us upon the earliest of (i) May 31, 2006, (ii) the closing of the Financing Transaction and (iii) the written election of the holders of at least 60% in interest of the aggregate principal amount of the outstanding bridge notes following the occurrence of an “event of default” under the bridge notes. We may not prepay the bridge notes without the written consent of the holders of at least 60% in interest of the aggregate principal amount of the outstanding bridge notes.

Conversion.   The bridge notes would automatically convert into the number of shares of common stock equal to the amount of outstanding principal amount and accrued an unpaid interest divided by $0.70 upon consummation of the Financing Transaction. Accordingly, if both the Financing Transaction and the Articles Amendment are approved, we would issue approximately 4,948,805 shares of common stock to the investors upon automatic conversion of the bridge notes concurrently with the closing of the Financing Transaction. If (i) the Financing Transaction does not occur on or prior to May 31, 2006, (ii) there is an “event of default” or (iii) the bridge notes remain outstanding after May 31, 2006, then each holder may, at the holder’s option and subject to the beneficial ownership cap described below, elect to voluntarily convert its bridge note into the number of shares of our common stock equal to the amount of the outstanding principal amount and accrued and unpaid interest divided by the lesser of (x) $0.70 or (y) the greater of (A) $0.45 and (B) the closing bid for our common stock as reported on the Nasdaq Capital Market on the date of default or May 31, 2006, as applicable. If all investors elect to voluntarily convert the bridge notes into shares of our common stock and the $0.45 conversion price is applicable, we would issue approximately 7,688,888 shares of our common stock to the investors. The issuance of shares to the investors in the event of voluntary conversion of the bridge notes will not require prior shareholder approval and will be subject to the beneficial ownership limitations described above under “Note and Warrant Purchase Agreement—Beneficial Ownership  Cap.”

Event of Default.   Upon an “event of default,” at the option and upon written election of the holders of at least 60% in interest of the aggregate principal amount of the outstanding bridge notes, the outstanding principal amount and interest will be declared immediately due and payable. An “event of default” includes:

•       failure by us to pay the principal amount and accrued and unpaid interest on the outstanding bridge notes when due and payable;

•       making a materially incorrect, false or misleading statement, representation or warranty under the note and warrant purchase agreement, the security agreement or the securities purchase agreement, or in any financial statement or certificate furnished to the investors in connection with the Financing Transaction;

•       our default in the performance or compliance with any agreement, obligation or other provision contained in the bridge note, the note and warrant purchase agreement, the security agreement or the securities purchase agreement;

•       the existence of an event or condition which materially and adversely affects, or is substantially likely to impair, our business, prospects, or financial condition or our ability to perform our obligations under the note and warrant purchase agreement, the security agreement or the securities purchase agreement;

•       our voluntarily filing any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law making any assignment for the benefit of our creditors or taking any corporate action in furtherance of the foregoing; or

•       the filing of an involuntary petition against us under any bankruptcy, insolvency or other law providing for the relief of our creditors, unless the petition is not dismissed or discharged within 60

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days or a custodian, receiver, trustee, or assignee for the benefit of creditors is appointed to take possession or control of our property.

Unless the bridge notes are converted, after the maturity date as set forth above under “Bridge Notes—Maturity Date,” the outstanding principal amount and unpaid interest on the bridge notes will accrue interest at the rate of 13% per annum from and after the date of default to the date of payment in full of all unpaid amounts.

Change of Control Cap.   The issuance and conversion of the bridge notes are subject to the limitations on beneficial ownership described above under “Note and Warrant Purchase Agreement—Beneficial Ownership Cap.”

Amendment and Waiver.   The modification or waiver of any provision of the bridge notes requires a written instrument signed by us and the holders of at least 60% in interest of the outstanding aggregate principal amount of the bridge notes, provided such waiver is made with respect to all of the bridge notes.

Bridge Warrants

The following description of the terms of the bridge warrants is qualified in its entirety by the form of bridge warrant attached as Exhibit B to the note and warrant purchase agreement attached to this proxy statement as Annex C and incorporated by reference herein.

General.   Pursuant to the note and warrant purchase agreement, on February 1, 2006 we issued to the investors bridge warrants to purchase an aggregate of approximately 2,471,424 shares of our common stock at an exercise price of $0.77 per share. The bridge warrants are exercisable in whole or in part until February 1, 2011. The bridge warrants contain customary representations by us regarding the shares of our common stock that are issuable upon the exercise of the bridge warrants and customary representations by the investors regarding securities law matters.

Beneficial Ownership Cap.   The issuance and exercise of the bridge warrants are subject to the limitations on beneficial ownership described above under “Note and Warrant Purchase Agreement—Beneficial Ownership Cap.”

The other material terms of the bridge warrants are substantially similar to the terms of the bridge notes described above under “Offering Warrants.”

Security Agreement

The following description of the terms of the security agreement is qualified in its entirety by the form of security agreement attached as Exhibit C to the note and warrant purchase agreement attached to this proxy statement as Annex C and incorporated by reference herein.

General, Representations and Warranties and Covenants.   Under the terms of the security agreement, we granted the investors a security interest in certain assets held in the name of the company, including substantially all accounts, claims, contracts, documents, equipment, fixtures, general intangibles (designated copyrights, patents and trademarks and licenses related thereto) and instruments to secure our obligations to repay the bridge loan. The security agreement contains customary representations and warranties by us, including with respect to our ownership and location of the collateral and the existence of other liens on the collateral. In addition, we agreed to customary covenants, including not to dispose of the collateral subject to certain exceptions, not to change our jurisdiction of incorporation or location of our principal place of business or executive office without prior notice, not to incur additional liens on the collateral, except for certain permitted liens, to maintain insurance on the collateral, to pay taxes on all property when due and to defend our intellectual property. We also agreed to indemnify the secured parties and their officers, employees and agents against demands, claims and similar liabilities asserted by

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third parties relating to the transactions under the security agreement and all other losses or expenses incurred by the investors as a result of the transactions between us and the secured parties, except for losses arising from the secured parties gross negligence or willful misconduct.

Permitted Liens.   The security agreement permits us to incur and to retain certain liens with respect to the collateral, including liens in existence on the date of the security agreement, liens for unpaid taxes, fees, and similar assessments that are uncontested and not delinquent, purchase money liens, leases, subleases and licenses existing on the date of the security agreement, and liens which do not in the aggregate exceed $100,000.

Event of Default.   Upon the occurrence of an “event of default” under the security agreement and while any such event of default is continuing, (i) upon the written consent of at least 60% in interest of the outstanding bridge notes, the investors may, in addition to the other rights and remedies granted to them under the security agreement or the note and warrant purchase agreement, exercise its rights and remedies under the Uniform Commercial Code, including taking possession of, selling or using the collateral. We agree to pay all of the fees, costs and expenses the investors incur in enforcing its rights under the security agreement. The proceeds from the sale of the collateral by the investors as a result of an event of default will first be allocated to the costs incurred by the investors to effect the sale, then to the investors in amounts proportional to the amount of unpaid obligations, then, if any proceeds remain, to us. An “event of default” under the security agreement includes, in each case upon expiration of any cure period related to such event:

•       failure by us to pay or perform our obligations under the security agreement or the bridge notes;

•       breach by us of any representation, warranty, or covenant contained in the security agreement; and

•       an event of default under the bridge notes, which is described above under “Bridge Notes—Event of Default.”

Amendment, Waiver and Termination.   Any provision of the security agreement may be modified or waived by a written instrument signed by us and the investors holding at least 60% in interest of the aggregate principal amount of the outstanding bridge notes. The security agreement will terminate upon our payment or performance of our obligations under the bridge notes and the security agreement.

Impact of the Financing Transaction on Existing Shareholders

Before voting, each shareholder should consider the fact that the Financing Transaction will provide substantial capital that will be critically important to the survival of the Company and our efforts to continue and expand our research and development and clinical programs. As discussed in the section above entitled “Reasons for the Proposed Financing Transaction,” we do not have significant funds, other than the proceeds from the bridge loan, with which to continue our operations. The bridge loan will mature no later than May 31, 2006. In addition, our indebtedness to Texas State Bank, in the principal amount of $[             ] at February 28, 2006, will mature on June 5, 2006. If we do not complete the Financing Transaction in a timely manner, we will not have funds to repay the bridge loan and the Texas State Bank indebtedness when they become due and payable and to fund our continuing operations. In such case, there is a substantial likelihood that we will be forced to explore liquidation alternatives, including seeking protection from creditors under the bankruptcy laws.

If both the Financing Transaction and the Amended Articles are approved by our shareholders, we will at the closing of the financing issue an aggregate of approximately 131,095,441 shares of our common stock, including an aggregate of approximately 27,857,128 shares of our common stock issuable upon the exercise of offering warrants and the bridge warrants and approximately 835,714 shares of our common stock issuable upon the exercise of the warrant issued to Banc of America Securities LLC. As a result, the Financing Transaction will have a dilutive effect on our current shareholders whose aggregate percentage

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ownership in the Company will decline significantly as a result of the Financing Transaction. As described below under “Post-Closing Capitalization” the number of shares issued pursuant to the Financing Transaction will increase substantially the number of shares of common stock currently outstanding. This means that our current shareholders will own a much smaller interest in the Company as a result of the Financing Transaction. For purposes of example only, a shareholder who owned approximately 1.0% of our outstanding common stock as of February 24, 2006, would own approximately [    ]% of the common shares outstanding immediately after the Financing Transaction. Assuming full exercise of the bridge warrants the offering warrants and the warrant issued to Bank of America Securities LLC, such shareholder would own approximately [    ]% of the common shares outstanding immediately after the Financing Transaction. Additionally, as described above in the section entitled “Interests of Certain Persons in the Financing Transaction,” MPM Capital will, upon closing of the Financing Transaction, become the beneficial owner of approximately 30% of our outstanding common stock on a post-financing basis and will have representation on our Board of Directors. Bay City Capital, of which two of our current directors are managing directors, will, upon closing of the Financing Transaction, become the beneficial owner of approximately 16% of our outstanding common stock on a post-financing basis. A second new position on our Board of Directors will be filled by a representative designated by the mutual agreement of MPM Capaital and Bay City Capital.

All shares of common stock issued in the Financing Transaction and issuable upon the exercise of the bridge warrants and the offering warrants, representing an aggregate of approximately 120,714,272 shares of common stock will be entitled to registration rights as described above under “Summary of Terms of the Financing Transaction—Securities Purchase Agreement—Registration Rights.” Upon such registration, these shares will become generally available for immediate resale in the public market. The approximately 9,545,455 shares of common stock issued upon conversion of the Series B preferred similarly will be available for immediate realse pursuant to a registration statement or an exemption from registration under Rule 144 of the Securities Act. The market price of our common stock could fall as a result of such resales due to the increased number of shares of common stock available for sale in the market.

Post-Closing Capitalization

As of February 24, 2006, there were [          ] shares of common stock and 1,575 shares of our Series B preferred stock outstanding. Assuming approval of both the Financing Transaction and the Articles Amendment, the number of shares of our common stock outstanding immediately after the closing of the Financing Transaction would be approximately [          ] shares. No shares of Series B preferred stock will be outstanding after the conversion of the Series B preferred stock concurrent with the closing of the Financing Transaction, and the Series B preferred shares surrendered upon such conversion will be retired and cancelled and not issued.

Vote Required and Recommendation for Proposal 1

Holders of our common stock are being asked to approve the Financing Transaction described in Proposal 1. The approval of a majority of the votes cast by the holders of common stock at the special meeting is required to adopt Proposal 1. If Proposal 1 is approved, the Financing Transaction cannot and will not be effectuated unless the amendment of our Articles of Incorporation to increase our authorized shares of common stock (Proposal 2) also is approved. Similarly, the proposal to increase our authorized shares of common stock (Proposal 2), if approved, will not be implemented absent approval of Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

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PROPOSAL 2

INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES OF NEORX CORPORATION

The Board of Directors has adopted, subject to shareholder approval, an amendment to Article V of the Company’s amended and restated Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000 from 150,00,000 shares. No changes are proposed to the remainder of Article V. The text of Article V, as it is proposed to be amended, is as follows:

“Article V

A. Authorized Capital.   The total number of shares which the corporation is authorized to issue is two hundred three million (203,000,000) shares of two cents ($.02) par value, consisting of two hundred million (200,000,000) shares of Common Stock of $.02 par value and three million (3,000,000) shares of Preferred Stock, $.02 par value. The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and preferences of the Preferred Stock as hereinafter set forth.”

Under our current Articles of Incorporation, we have the authority to issue 150,000,000 shares of common stock and 3,000,000 shares of preferred stock. As of February 24, 2006, there were [           ] shares of common stock issued and outstanding; and 206,915 shares of preferred stock issued and outstanding, such outstanding preferred stock consisting of 205,340 shares of Series I Convertible Exchangeable Preferred Stock (Series I preferred stock) and 1,575 shares of Series B preferred stock. As of that date, taking into account the shares of common stock reserved for issuance (i) upon exercise of company stock options and warrants, including the bridge warrants, (ii) upon conversion of the Series I preferred stock and the Series B preferred stock (on its current terms), approximately [              ] shares of common stock were available for issuance. Taking into account the shares of preferred stock reserved for issuance pursuant to our shareholder rights plan, there were approximately [              ] shares of common stock available for issuance.

If approved, the proposed Financing Transaction described in Proposal 1 above will require the issuance of an aggregate of approximately 131,095,441 shares of our common stock, including shares issuable upon exercise of warrants. Accordingly, we must authorize approximately [              ] shares of common stock in order to have a sufficient number of common shares in order to effectuate the closing of the Financing Transaction. The balance of [              ] shares for which we are seeking authorization would be issued for corporate purposes as described below. The proposed amendment would not change the number of authorized shares of preferred stock available for issuance.

The additional common stock to be authorized would have rights identical to the currently outstanding common stock, except for the effects incidental to the increasing the number of shares of common stock outstanding (upon issuance of such additional authorized shares), such as dilution of the earnings per share and voting rights of current holders of common stock outstanding. No shareholders currently have preemptive rights to subscribe for the additional shares of common stock proposed to be authorized. The proposed amendment would not change the par value of the common stock, nor would it affect the amount, rights and preferences of our outstanding preferred shares. If the amendment is adopted it will become effective upon filing the Articles of Amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Washington. However, pursuant to Washington law, the Board of Directors retains the discretion to abandon or not implement the proposed amendment.

The purpose of the increase is to provide additional shares of common stock that can be issued to effectuate the Financing Transaction described in Proposal 1 above and to provide additional shares of common stock that could be issued for corporate purposes without further shareholder approval required by applicable law or regulation. We currently expect that reasons for issuance of these additional shares of common stock will include acquiring other businesses, product candidates or technologies, establishing strategic relations with other companies, and securing additional financing for our operations through the

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issuance of additional shares or other equity-based securities. Reasons for issuing additional shares of common stock also include paying stock dividends or subdividing outstanding shares through stock splits and providing equity incentives to employees, officers and directors. The Board of Directors believes that having additional authorized shares available for issuance in the future will give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting. If approved, we have no present plan, commitment, arrangement, understanding or agreement, oral or written, regarding issuance of the newly authorized shares of common stock, other than the issuances of shares of common stock issued and issuable in connection with the Financing Transaction.

The proposal to increase the number of authorized shares of common stock is not part of any plan to adopt a series of amendments having an antitakeover effect, and the company’s management presently does not intend to propose antitakeover measures in future proxy solicitations. However, subject to the limitations of Washington law and the National Association of Securities Dealers listing rules, it could be possible to use the additional shares of common stock to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management. Although Washington law imposes significant limitations on the ability of the Board to issue shares in such circumstances, it could be possible to sell shares of common stock without shareholder approval in a private transaction to investors opposed to such a transaction. Although the Board is motivated by business and financial concerns in proposing this amendment, and not by the threat of any attempt to accumulate shares or otherwise gain control (and the Board is not currently aware of any such attempts other than those incident to the proposed Financing Transaction recommended for shareholder approval in Proposal 1), shareholders nevertheless should be aware that approval of the amendment could, within the limitations of applicable law, facilitate efforts to deter or prevent changes of control in the future, including transactions in which shareholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other matter.

Our current Articles of Incorporation and Restated Bylaws contain certain provisions that could make it more difficult for a third party to acquire a controlling interest without the consent of the Board of Directors. These provisions include requiring advance notice of shareholder proposals and director nominations and limiting the persons that may call special shareholders meetings to the Chairman, the President, the Board of Directors or shareholders holding an aggregate of at least 10% of the voting power of all shareholders, either of which may make it more difficult for persons other than members of the Board to submit proposals for approval of the shareholders. These provisions may delay or prevent a change of control, even if this change of control would benefit the shareholders. In addition, the authority granted to the Board by our current Articles of Incorporation to issue shares of preferred stock and fix the designations, powers, preferences, rights, qualifications, limitations and restriction of the shares of any series so established could be used to delay or prevent a change of control. None of these provisions would be affected by the proposed amendment.

Vote Required and Recommendation for Proposal No. 2

Pursuant to Washington law, this proposal will be adopted if it is approved by the affirmative vote of a majority of the votes entitled to be cast by each of the following voting groups at a meeting at which a quorum of each such voting group is present: (i) the holders of common stock and the holders Series B preferred stock, voting together as a single voting group; and (ii) the holders of common stock, voting as a separate voting group. The approval of Proposal 2 is contingent upon the approval of the proposal to approve the Financing Transaction (Proposal 1). If Proposal 2 is approved, it will not be implemented absent approval of the Financing Transaction (Proposal 1). Similarly, if Proposal 2 is not approved, the Financing Transaction (Proposal 1) cannot and will not be effectuated.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

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SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership, as of February 3, 2006, of the common stock and the Series B preferred stock by (a) each person known by the Board of Directors to beneficially own more than 5% of the outstanding common stock or Series B preferred stock, (b) each of our directors, (c) our Chief Executive Officer and each of our other named executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, we believe that the beneficial owners of the shares listed below have sole investment and voting power with respect to the shares. Unless otherwise indicated, the business address of each of the shareholders named in following table is NeoRx Corporation, 300 Elliott Avenue West, Suite 500, Seattle, Washington 98119.

Name and Address of Beneficial Owner	Series B Preferred Shares Beneficially Owned(1)	Percent of Series B Preferred Shares Outstanding(2)	Common Shares Beneficially Owned(1)	Percent of Common Shares Outstanding(2)
Royal Bank of Canada(3) 1 Liberty Plaza, 2nd Floor 165 Broadway New York, NY 10006	1,000	63.49%	2,588,184	7.01%
R.A. Investment Group, Bay Investment Group, L.L.C. and BCC Amalgamated, L.L.C.(4) 200 West Madison Street, 25th Floor Chicago, IL 60606	0	0.00%	2,084,334	6.07%
SDS Capital Group SPC, Ltd.(5) 53 Forest Avenue, Old Greenwich, CT 06870	330	20.95%	722,101	2.06%
BayStar Capital II, LP(6) 80 E. Sir Francis Drake Blvd, Suite 2B Lakespur, CA 94939	170	31.75%	504,133	1.45%
Gerald McMahon(7)	0	0.00%	315,416	*
Fred B. Craves(8)	0	0.00%	1,053,951	3.00%
E. Rolland Dickson(9)	0	0.00%	155,000	*
Carl S. Goldfischer(10)	0	0.00%	870,329	2.47%
Alan Glassberg(11)	0	0.00%	20,000	*
Robert M. Littauer(12)	0	0.00%	20,000	*
Alan A. Steigrod(13)	0	0.00%	152,000	*
David R. Stevens(14)	0	0.00%	54,500	*
Susan D. Berland(15)	0	0.00%	71,875	*
David Karlin(16)	0	0.00%	0	*
Anna Lewak Wight(17)	0	0.00%	287,291	*
Directors and executive officers as a group (11 persons) (18)	0	0.00%	2,430,033	6.67%

*                    Less than 1%

(1)          Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock owned as of February 3, 2006, and shares of common stock which are issuable within 60 days of February 3, 2006, including upon conversion of shares of Series B preferred stock or pursuant to options or warrants to purchase common stock, are deemed beneficially owned for computing the percentage of the person holding such securities, but are not considered outstanding for purposes of computing the percentage of any other person.

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(2)          Based on 34,322,293 shares of common stock and 1,575 shares of Series B preferred stock outstanding on February 3, 2006.

(3)          Consists of 2,188,184 shares of common stock issuable upon conversion of 1,000 shares of Series B preferred stock and 400,000 shares of common stock issuable upon exercise of warrants dated December 3, 2003. However, pursuant to the terms of the Designation of Rights and Preferences of the Series B preferred stock, the maximum number of votes of Royal Bank of Canada is limited to 4.99% of the total number of shares of common stock outstanding.

(4)          Based solely on information reported on Schedule 13G dated April 30, 2004. R.A. Investment Group, Bay Investment Group L.L.C. and BCC Amalgamated, L.L.C. reported shared voting and dispositive power as to these shares.

(5)          Consists of 722,099 shares of common stock issuable upon conversion of 330 shares of Series B preferred stock and 67,858 shares of common stock issuable upon exercise of warrants dated December 3, 2003. Steve Derby is the natural person with voting and investment control over the securities. Mr. Derby is the managing member of SDS Management, LLC, the investment manager of SDS Capital Group SPC, Ltd. Mr. Derby disclaims beneficial ownership of the securities.

(6)          Consists of 371,990 shares of common stock issuable upon conversion of 170 shares of Series B preferred stock and 132,142 shares of common stock issuable upon exercise of warrants dated December 3, 2003. BayStar Capital Management, LLC is the general partner of BayStar Capital II, L.P. Lawrence Goldfarb is the sole managing member of BayStar Capital Management, LLC and has sole voting and investment power over the securities. Mr. Goldfarb disclaims beneficial ownership of the securities.

(7)          Includes 310,416 shares of common stock subject to options exercisable within 60 days.

(8)          Consists of 558,295 shares of common stock issuable upon exercise of warrants dated February 1, 2006 held by Bay City Capital Fund IV, LP, 12,034 shares of common stock issuable upon exercise of warrants dated February 1, 2006 held by Bay City Capital IV Co-Investment Fund, LP, and 240,000 shares of common stock subject to options exercisable within 60 days held by Dr. Craves. Dr. Craves is a managing director of Bay City Capital, LLC, which is a financial advisor to and indirectly controls Bay City Capital Fund IV, LP and Bay City Capital IV Co-Investment Fund, LP (the “Bay City Funds”). Dr. Craves disclaims beneficial ownership in the warrants held by each of the Bay City Funds, except to this extent of his pro rata pecuniary interest therein.

(9)          Includes 150,000 shares of common stock subject to options exercisable within 60 days.

(10)   Consists of 558,295 shares of common stock issuable upon exercise of warrants dated February 1, 2006 held by Bay City Capital Fund IV, LP, 12,034 shares of common stock issuable upon exercise of warrants dated February 1, 2006 held by Bay City Capital IV Co-Investment Fund, LP, and 280,000 shares of common stock subject to options exercisable within 60 days held by Dr. Goldfischer. Dr. Goldfischer is a managing director of Bay City Capital, LLC, which is a financial advisor to and indirectly controls Bay City Capital Fund IV, LP and Bay City Capital IV Co-Investment Fund, LP (the “Bay City Funds”). Dr. Goldfischer disclaims beneficial ownership in the warrants held by each of the Bay City Funds, except to the extent of his pro rata pecuniary interest therein.

(11)   Includes 20,000 shares of common stock subject to options exercisable within 60 days.

(12)   Includes 20,000 shares of common stock subject to options exercisable within 60 days.

(13)   Includes 150,000 shares of common stock subject to options exercisable within 60 days.

(14)   Includes 20,000 shares of common stock subject to options exercisable within 60 days.

(15)   Includes 71,875 shares of common stock subject to options exercisable within 60 days.

30

(16)   Dr. Karlin was appointed as Senior Vice President, Clinical and Regulatory Affairs in July 2005.

(17)   Includes 264,686 shares of common stock subject to options exercisable within 60 days.

(18)   Includes 570,329 shares of common stock issuable upon exercise of warrants and 1,529,060 shares of common stock subject to options exercisable within 60 days.

PROPOSALS OF SHAREHOLDERS

Under our Restated Bylaws, an eligible shareholder who wishes to submit a qualified proposal for consideration at an annual meeting of shareholders must give written notice to our Corporate Secretary in the manner required by the Restated Bylaws, not fewer than 60 nor more than 90 days prior to the date of the annual meeting (or, if we provide less than 70 days’ notice of such meeting, no later than 10 days after the date of our notice). The Board of Directors may reject any proposal not made in compliance with the Restated Bylaws and/or not deemed appropriate for shareholder action. Our 2006 Annual Meeting of Shareholders is scheduled to be held on June [    ], 2006.

Shareholder proposals to be considered for inclusion in our proxy statement and form of proxy relating to our 2006 Annual Meeting of Shareholders were required to be received by no later than December 14, 2005. We did not receive any such shareholder proposals.

OTHER MATTERS

The Board of Directors does not know of any other matter that may come before the special meeting. If any other matters are properly presented to the special meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

The Board of Directors hopes that shareholders will attend the special meeting. Whether or not you plan to attend, you are urged to complete, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. You are encouraged to vote electronically if you have the option. A prompt response will greatly facilitate arrangements for the special meeting, and your cooperation will be appreciated. Shareholders of record who attend the special meeting may vote their shares even though they have sent in their proxies.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with the copy of this proxy statement. The information incorporated by reference is deemed to be part of this proxy statement. This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2005, which contains important information about us and our financial condition that is not set forth in this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2005 is being delivered with this proxy statement. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2005 has been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov).

By Order of the Board of Directors
Gerald McMahon, PhD,
Chairman and Chief Executive Officer
March [ ], 2006
Seattle, Washington

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Annex A

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated and effective as of February 1, 2006, is made by and among NeoRx Corporation, a Washington corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS:

A.          The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Regulation D under the Securities Act or Regulation S thereunder.

B.         The Purchasers desire to purchase and the Company desires to sell, subject to shareholder approval and other the terms and conditions stated in this Agreement, up to a maximum of $65,000,000 of Common Stock and warrants to purchase Common Stock of the Company.

C.         Concurrent with execution of this Agreement, the Purchasers have extended a Bridge Loan to the Company in order to enable the Company to continue operations pending closing of the transactions contemplated by this Agreement and in connection therewith will issue the Bridge Notes and Bridge Warrants.

D.         As set forth herein, the Company has agreed to provide certain registration rights with respect to the Shares, the Warrant Shares and the Bridge Warrant Shares under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.         The capitalized terms used herein and not otherwise defined have the meanings given them in Article 8.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SECURITIES

1.1        Purchase and Sale of Securities.   At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock (the “Shares”) and the number of warrants (the “Warrants”) to purchase shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto (the Shares and the Warrants referred to collectively as the “Securities”). The purchase price for each Security shall be $0.70 (the “Purchase Price”). For each one Share purchased by a Purchaser, such Purchaser shall receive a Warrant to purchase 0.50 of a share of Common Stock at an exercise price per share equal to $0.77, which represents 110% of the Purchase Price, pursuant to a Warrant substantially in the form attached as Exhibit B hereto. In addition, at the Closing, the Company will deliver Shares to each Purchaser upon conversion and pursuant to the terms of the Bridge Note held by such Purchaser.

1.2        Payment.   At the Closing, each Purchaser will pay, severally and not jointly, the aggregate Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing and by the cancellation of indebtedness under the Bridge Loan. The Company will instruct its transfer agent to deliver to each Purchaser at Closing a certificate evidencing the number of Shares set forth on Exhibit A in the name of such Purchaser, or in the name of a nominee designated by such Purchaser, and will deliver to each Purchaser Warrants to purchase the Warrant Shares set forth on Exhibit A in the name of such Purchaser, or in the name of a nominee designated by such Purchaser, against delivery of the aggregate Purchase Price on the Closing Date.

1.3        Adjustment.   The number of Shares to be purchased by the Purchasers at the Closing pursuant to Sections 1.1 and 1.2, the Purchase Price and the per share exercise price and number of Warrant Shares shall be proportionately adjusted for any subdivision or combination of Common Stock (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise).

1.4        Closing Date.   The closing of the transaction contemplated by this Agreement (the “Closing”) will take place on the first Business Day after the satisfaction or waiver (subject to applicable law and requirements of Nasdaq) of the conditions set forth in Article 5 (excluding conditions that, by their nature, cannot be satisfied until the Closing Date), unless this Agreement has been terminated pursuant to its terms or unless another time or date for the Closing is agreed to in writing by the Company and the Purchasers who have agreed to purchase at least 60% in interest of the aggregate Securities to be purchased at Closing (the actual time and date of the Closing being referred to herein as the “Closing Date”). The Closing will be held at the offices of Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington 98101 or at such other time and place as shall be agreed upon by the Company and the Purchasers who have agreed to purchase at least 60% in interest of the aggregate Securities to be purchased at Closing.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement or as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof, the Company hereby represents and warrants as follows:

2.1        Organization and Qualification.   Each of the Company and its Subsidiary is duly incorporated, validly existing and in good standing under the laws of the State of Washington, with full corporate power and authority to conduct its business as currently conducted as disclosed in the SEC Documents. The Company owns all of the capital stock of each Subsidiary free and clear of any and all liens, security interest and any other encumbrances or restrictions, and all the outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights. Each of the Company and its Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have a Material Adverse Effect and, to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such corporate power and authority or qualification. The Company has no Subsidiary other than NeoRx Manufacturing Group, Inc., a Washington corporation, which is wholly owned by the Company.

2.2        Authorization; Enforcement.   The Company has all requisite corporate power and corporate authority to enter into and to perform its obligations under this Agreement and the Warrants, the Bridge Loan Agreement, the Bridge Notes, the Security Agreement and the Bridge Warrants (and each of the other agreements entered into by the parties hereto in connection with the Offering) (collectively, the “Related Agreements”) to consummate the transactions contemplated hereby and thereby and to issue the Securities, the Warrant Shares, the Bridge Notes, the Bridge Warrants and the Bridge Warrant Shares (collectively, the “Transaction Securities”) in accordance with the terms hereof and thereof.

The execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby in accordance with the respective terms hereof and thereof (including the issuance of the Transaction Securities) have been duly authorized by all necessary corporate proceedings on the part of the Company, except for the shareholder approval referred to in Section 5.1(b) of this Agreement, which is subject to Sections 4.5 and 4.6 hereof. The execution, delivery and performance of the Bridge Loan Agreement, the Bridge Notes, the Security Agreement and the Bridge Warrants by the Company and the consummation by it of the transactions contemplated thereby (including the issuance of the Bridge Warrants and the Bridge Warrant Shares) shall not require any approval of the Company’s shareholders. This Agreement and the Related Agreements have been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by Section 9-408 of Revised Article 9 of the Uniform Commercial Code, applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by applicable laws or public policy underlying such laws.

2.3        Capitalization.   The fully-diluted capitalization of the Company (giving effect to (i) the conversion of all Series B Convertible Preferred Stock to Common Stock at a Conversion Rate of 6060.6061 per share pursuant to the Series B Conversion Agreement (the “Conversion”), which Conversion is to be effected concurrently with the Closing and (ii) any anti-dilution adjustments to securities of the Company that are triggered by the purchase and sale of the Transaction Securities) is as set forth in Section 2.3 of the Disclosure Schedules. All of the issued and outstanding shares of capital stock of the Company and its Subsidiary are validly issued, fully paid, and nonassessable. Except for the Offering and the Conversion and as set forth in Section 2.3 of the Disclosure Schedules, there are no outstanding options, warrants, rights to subscribe to, or securities, rights or obligations convertible into or exchangeable or excercisable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock of the Company or its Subsidiary or any options, warrants, rights or other instruments convertible into or exchangeable for, Common Stock of the Company or any Subsidiary. The Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), as in effect on the date hereof, and the Company’s Amended and Restated Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents. Except for the Offering and the Conversion and as set forth in Schedule 2.3 of the Disclosure Schedules, there are no shareholder agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company or its Subsidiary is a party.

2.4        Issuance of Securities.   The Securities, the Bridge Notes and the Bridge Warrants are all duly authorized, and all of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) and all of the shares of Common Stock issuable upon exercise of the Bridge Warrants (the “Bridge Warrant Shares”) when issued in accordance with the terms of this Agreement and the Bridge Loan Agreement (and in case of the Warrant Shares, the Warrants and in the case of the Bridge Warrant Shares, the Bridge Warrants), will be validly issued, fully paid and non-assessable and, except for antidilution adjustments described in Section 2.3 of the Disclosure Schedules, will not be subject to preemptive rights or other similar rights of shareholders of the Company. Assuming the accuracy of all representations and warranties of the Purchasers set out in Article 3, the offer and issuance by the Company of the Transaction Securities is exempt from registration under the Securities Act and all applicable Blue Sky laws.

2.5        No Conflicts; Government Consents and Permits.

(a)        The execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Transaction Securities) will not (i) conflict with or result in a violation of any provision of its Articles of Incorporation or Bylaws; (ii) except as described or referred to in Section 2.5(a) of the Disclosure Schedules, violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of notice, consent, termination, amendment, acceleration or cancellation of, any agreement, indenture, or instrument to which the Company or its Subsidiary is a party, or (iii) subject to receipt of Required Approvals and the Required Shareholder Approval, result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or its Subsidiary, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults, and violations as would not have a Material Adverse Effect. Except as set forth in Section 2.5(a) of the Company Disclosure Schedule, the execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Transaction Securities) will not be deemed a change of control under any agreement, instrument or indenture to which the Company or its Subsidiary is a party.

(b)        The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the Related Documents in accordance with the terms hereof and thereof, or to issue and sell the Transaction Securities in accordance with the terms hereof and thereof, other than such as have been made or obtained, and except for (i) the registration of the Shares, the Warrant Shares and the Bridge Warrant Shares under the Securities Act pursuant to Section 6 hereof, (ii) any filings required to be made under U.S federal or state or foreign securities laws, (iii) any required filings, notifications or approvals required by Nasdaq, (iv) any filings required under the Security Agreement necessary to perfect the security interest granting thereunder; and (v) the filing with the Washington Secretary of State of Articles of Amendment to effectuate the amendment of the Company’s Articles of Amendment (collectively, the “Required Approvals”).

(c)        Each of the Company and its Subsidiary has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it as described in the SEC Documents, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect (“Material Permits”). Neither the Company nor its Subsidiary has received any actual notice of any proceeding relating to revocation or modification of any Material Permit.

2.6        SEC Documents, Financial Statements.   The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act for the two years preceding the date hereof (all of the foregoing filed at least ten (10) days prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to as the “SEC Documents”)) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company has delivered to the Purchasers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the Financial Statements and the related notes complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

2.7        Disclosure Controls and Procedures.   The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any consolidated Subsidiaries, is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls.

2.8        Accounting Controls.   The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.9        Absence of Litigation.   Except as set forth in Section 2.9 of the Disclosure Schedules, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company or its Subsidiary that if determined adversely to the Company or its Subsidiary would have a Material Adverse Effect. Neither the Company or its Subsidiary, nor any director or officer thereof is, or within the last nine years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty relating to the Company. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or its Subsidiary or any director or officer thereof. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

2.10     Intellectual Property Rights.   The Company and its Subsidiary solely own, or have sufficient rights to use and otherwise exercise and exploit and license, all patents, patent applications,

trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with (or otherwise used or anticipated to be used in) their respective businesses as currently being conducted as described in the SEC Documents, as previously conducted and as proposed to be conducted (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received any notice (including any offer of a license) that any past, current or proposed activity of (or any Intellectual Property Rights used, exploited or exercised by) the Company or any Subsidiary may violate or infringe upon the rights of any Person and neither has any reason to anticipate that any such notice may be forthcoming (or that there is or may be any basis therefor). Except as set forth in the SEC Documents, to the knowledge of the Company, all the Intellectual Property Rights are enforceable and there is no existing or expected infringement (or challenge) by another Person of (or to) any of the Intellectual Property Rights. All current and former employees and consultants of the Company or its Subsidiary have enforceable agreements assigning to the Company or its Subsidiary all intellectual property and related rights that may arise (have arisen) or be (or have been) used in connection with any activities of such person or entity for or on behalf of the Company or its Subsidiary. All current Intellectual Property Rights (along with application, prosecution and maintenance status) and all contracts and understandings currently in effect relating thereto are listed on the Section 2.10 of the Disclosure Schedule; there is not (and is not expected to be) any breach or basis for termination or diminution of rights under or with respect to any such agreement or understanding. Except as set forth in Section 2.10 of the Disclosure Schedules, to the Company’s knowledge, all persons who have had access to a Company trade secrets or confidential information have signed a customary non-disclosure and non-use agreement not containing a “residuals” clause or similar provision.

2.11     Placement Agent.   Except as set forth in Section 2.11 of the Disclosure Schedules, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

2.12     Investment Company.   The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.13     No Material Adverse Change.   Except as set forth in Section 2.13 of the Disclosure Schedule, except for cash expenditures in the ordinary course of business and except for liabilities, limitations, restrictions and obligations arising from or in connection with this Agreement and the Related Agreements, there has not, since the filing date of the Company’s Form 10-Q for the quarter ended September 30, 2005, been any change in the assets, business, properties, prospects, financial condition or results of operations of the Company or its Subsidiaries that would have a Material Adverse Effect. Since the filing date the Company’s Form 10-Q for the quarter dated September 30, 2005, except as set forth in Section 2.13 of the Disclosure Schedules, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, (iii) the Company has not waived any material rights with respect to any indebtedness, payments or other rights in excess of $100,000 owed to it and (iv) the Company has not incurred any material liabilities except in the ordinary course of business that involve obligations (contingent or otherwise) and except for liabilities arising from or in connection with this Agreement and the Related Agreements. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

2.14     Nasdaq Capital Market.   The only securities exchange or automated quotation system or market on which the Common Stock is listed the Nasdaq Capital Market, and, there have been no past proceedings, other than proceedings that have been satisfactorily resolved, and there are no proceedings pending, or to the best of Company’s knowledge threatened, to revoke or suspend such listing. Except as described in Section 2.14 of the Disclosure Schedules, the Company is in compliance with the requirements of Nasdaq Capital Market for continued listing of the Common Stock thereon.

2.15     Acknowledgment Regarding Purchasers’ Purchase of Transaction Securities.   The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the Related Agreements and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the Related Agreements and the transactions contemplated hereby and thereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the Related Agreements and the transactions contemplated hereby and thereby is merely incidental to such Purchaser’s purchase of the Transaction Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the Related Agreements has been based on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

2.16     Accountants.   KPMG LLP, which the Company expects will express its opinion with respect to the audited financial statements and schedules to be included as a part of the Registration Statement prior to the filing of the Registration Statement, are an independent public accounting firm as required by the Securities Act.

2.17     Insurance.   The Company and its Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the business and stage of development and locations in which the Company and its Subsidiary are engaged and (ii) with the resources of the Company and its Subsidiary. The Company has not received any written notice that the Company or its Subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Company has complied with all material terms and conditions of such policies, including premium payments. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.18     Foreign Corrupt Practices.   Neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made or received any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to or from any foreign or domestic government official or employee.

2.19     No Integration; General Solicitation.   Neither the Company nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with any prior offering by the Company for purposes of the Securities Act or any applicable shareholder approval provisions including, without limitation, under the rules and regulations of any exchange or quotation system on which any of the securities of the Company are listed or designated. Neither the

Company nor any of its affiliates, nor any person acting on its or their behalf, has offered or sold, or authorized the offer or sale of, any of the Transaction Securities by any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not publicly distributed and will not publicly distribute prior to the Closing Date any offering material in connection with the Offering. The Company has offered the Transaction Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act and Persons who are not “US persons” within the meaning of Rule 902(k) under the Securities Act. The Company shall not directly or indirectly take, and shall not permit any of its directors, or officers indirectly to take, any action (including any offering or sale to any Person of the Transaction Securities) that will make unavailable the exemption from registration under the Securities Act being relied upon by the Company for the offer and sale to the Purchasers of the Transaction Securities as contemplated by this Agreement and the Related Agreements.

2.20     No Registration Rights.   No person has the right to (i) prohibit, delay or suspend the Company from filing the Registration Statement and fully performing its obligations with respect thereto as contemplated hereunder or (ii) require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement and no other registration rights exist with respect to the issuance or registration of securities by the Company under the Securities Act which have not been satisfied. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company and its Subsidiary is a party.

2.21     Taxes.   The Company and its Subsidiaries has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not have a Material Adverse Effect. Each of the Company and its Subsidiaries has complied in all material respects with all applicable legal requirements relating to the payment and withholding of taxes and, within the time and in the manner prescribed by law, has withheld from wages, fees and other payments and paid over to the proper governmental or regulatory authorities all amounts required.

2.22     Real and Personal Property.   Except as set forth in Section 2.22 of the Disclosure Schedules, the Company and its Subsidiary have good and marketable title to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company and its Subsidiary, free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company and the Subsidiary or (ii) would not have a Material Adverse Effect.

2.23     Poison Pill.   The Company has taken (or will prior to the Closing, if the Closing is the event that would trigger such matters) all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation or the laws of its state of incorporation that is or could be applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement and the Related Agreements.

2.24     No Manipulation of Stock.   The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares, the Warrant Shares or the Bridge Warrant Shares.

2.25     Related Party Transactions.   Except with respect to the transactions that are contemplated hereby or in the Related Agreements to the extent an affiliate of any director or officer of the Company purchases Transaction Securities in the Offering and except with respect to transactions involving amounts less than $60,000, all transactions, including, without limitation, any contract, agreement or other arrangement providing for the furnishing of services, providing for rental of real estate or personal property or otherwise involving payments or obligations, that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any affiliate or affiliates of any such executive officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents in accordance with the requirements of Item 404 of Regulation S-K under the Securities Act.

2.26     Form S-3 Eligibility.   The Company is eligible to register the resale of its Common Stock by the Purchasers under Form S-3 promulgated under the Securities Act, and the Company hereby covenants and agrees to use commercially reasonable efforts to maintain its eligibility to use Form S-3 until the Registration Statement covering the resale of the Shares, the Warrant Shares and the Bridge Warrant Shares have been filed with, and declared effective by, the SEC.

2.27     Vote Required.   The votes of the holders of any class or series of the Company’s capital stock necessary to approve the issuance of the Securities and any other transactions contemplated by this Agreement or the Related Agreements that are required to be approved by the shareholders under applicable laws, rules and regulations and the rules of Nasdaq are (i) with respect to the Offering, the affirmative vote of a majority of the total votes cast at the Shareholders’ Meeting by the holders of the outstanding Common Stock (with no separate class vote or series vote of the Preferred Stock); and (ii) with respect to the amendment to the Company’s Articles of Incorporation to increase the number of authorized and unissued shares of Common Stock as further described in Section 4.5 hereof, the affirmative vote of a majority of the votes entitled to be cast at the Shareholders’ Meeting by each of (a) the holders of the outstanding shares of Common Stock and Series B Convertible Preferred Stock, voting as a single voting group, and (b) the holders of the outstanding shares of Common Stock, voting as a separate voting group (all required votes collectively, the “Required Shareholder Approval”). Under the rules of Nasdaq, the holders of the outstanding shares of Series B Convertible Preferred Stock are not entitled to participate in the vote on the Offering contemplated by clause (i) above. The holders of Series B Convertible Preferred Stock are entitled to participate in the vote on the Articles of Incorporation contemplated by clause (ii) above as set forth therein.

2.28     Contracts.

(a)        Except for contracts filed as exhibits to the SEC Documents (“Material Contracts”) and except for this Agreement and the Related Agreements, the Company does not have any agreements, contracts and commitments that are material to the business, financial condition, assets, prospects or operations of the Company (“Other Material Contracts”).

(b)        The Company does not have any employment agreements, or any other similar agreements that contain any severance or termination pay liabilities or obligations of the Company in connection with the transactions contemplated by this Agreement and the Related Agreements.

(c)        Except as set forth in Section 2.28(c) of the Disclosure Schedules, no material purchase contract or purchase commitment of the Company continues for a period of more than twelve (12) months or is in excess of the normal, ordinary and usual requirements of business.

(d)        Except as set forth in Section 2.28(d) of the Disclosure Schedules, the Company is not in default under or in violation of, nor to the Company’s knowledge, is there any valid basis for any claim of default under or violation of, any Material Contract or any Other Material Contract.

(e)        Except as set forth in Section 2.28(e) of the Disclosure Schedules and other than pursuant to the Bridge Loan and the Bridge Notes, the Company does not have any debt obligations for borrowed money, including any guarantee of or agreement to acquire any such debt obligation of others, or any power of attorney outstanding or any obligation or liability (whether absolute, accrued, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker, indemnitor or otherwise with respect to the obligation of any corporation, partnership, joint venture, association, organization or other entity.

(f)         All agreements, contracts and commitments required to be filed by the Company under the Exchange Act or the Securities Act have been filed in a timely manner with the SEC.

(g)        The Company is not restricted by agreement from carrying on its business anywhere in the world.

2.29     Board Approval and Recommendation to Shareholders.   Prior to the date of this Agreement, the Company’s Board of Directors, at a meeting duly called and held, has (a) determined that the Offering is fair to, advisable and in the best interests of the Company and the shareholders of the Company, (b) approved the Offering and this Agreement and the Related Agreements and (c) resolved to recommend that the shareholders of the Company approve the issuance of the Securities and any other transactions contemplated by this Agreement and the Related Agreements that are required to be approved by the shareholders under applicable laws, rules and regulations and the rules of Nasdaq. The action taken by the Company’s Board of Directors constitutes approval of the Offering under the provisions of Chapter 23B.19 of the Washington Business Corporation Act (the “WBCA”) such that Chapter 23B.19 of the WBCA does not apply to the Offering, and such approval has not been amended, rescinded or modified.

2.30     Sarbanes-Oxley Act.   The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have a Material Adverse Effect.

2.31     Books and Records.   The books of account, minute books, stock record books and other records of the Company and its Subsidiary are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including an adequate system of internal controls. The minute books of the Company and its Subsidiary contain accurate and complete records of all meetings held of, and corporate action taken by, the shareholders, the Company’s and Subsidiary’s Board of Directors and committees of the Company’s and the Subsidiary’s Board of Directors, and no meeting of any of such shareholders, the Company’s and the Subsidiary’s Board of Directors or such committees has been held for which minutes have not been prepared and are not contained in such minute books.

2.32     Employee Benefit Plans; Employee Matters.   The consummation of the transactions contemplated by this Agreement and the Related Agreements will not (i) entitle any current or former employee or other service provider of the Company or its Subsidiary to severance benefits or any other payment, compensation or benefit (including forgiveness of indebtedness), except as expressly provided by this Agreement, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation or benefit due any such employee or service provider, alone or in conjunction with any other possible event (including termination of employment). The Company and its Subsidiary is in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. To the Company’s knowledge, no employees of the Company or its Subsidiary are in violation of any term of any material employment contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company (or its Subsidiary) because of the nature of the business conducted or presently proposed to be conducted by the Company or its Subsidiary or to the use of trade secrets or proprietary information of others. No key employee of the Company or its Subsidiary has given written notice to the Company or its Subsidiary, and the Company is not otherwise aware, that any such key employee intends to terminate his or her employment with the Company or its Subsidiary.

2.33     Environmental Laws.   The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, violation of which would have a Material Adverse Effect. None of the premises or any properties owned, occupied or leased by the Company or its Subsidiary have been used by the Company or its Subsidiary, or to the Company’s knowledge, by any other Person to manufacture, treat, store, or dispose of any substance that have been designated to be a “hazardous substance” under applicable environmental laws in violation of any applicable environmental laws, violation of which would have a Material Adverse Effect.

2.34     Regulatory Compliance.   As to each of the products of the Company and its Subsidiary, including, without limitation, products or compounds currently under research and/or development by the Company or its Subsidiary, subject to the jurisdiction of the FDA under the Federal Food, Drug and Cosmetic Act and the regulations thereunder (“FDCA”) (each such product, a “Life Science Product”), such Life Science Product is being researched, developed, manufactured, tested, distributed, studied and/or marketed in compliance in all material respects with all applicable requirements under the FDCA and similar laws and regulations applicable to such Life Science Product, including those relating to investigational use, premarket approval, good manufacturing practices, labeling, advertising, record keeping, filing of reports and security. Neither the Company nor its Subsidiary has received any notice or other communication from the FDA or any other federal, state or foreign governmental entity (i) contesting the premarket approval of, the uses of or the labeling and promotion of any Life Science Product or (ii) otherwise alleging any violation by the Company of any law, regulation or other legal provision applicable to a Life Science Product. Neither the Company nor its Subsidiary, nor to the Company’s knowledge, any officer, employee or agent of the Company or its Subsidiary has, with respect to a Life Science Product, (i) made an untrue statement of a material fact or fraudulent statement to the FDA or other federal, state or foreign governmental entity performing similar functions or (ii) failed to disclose a material fact required to be disclosed to the FDA or such other federal, state or foreign governmental entity.

ARTICLE 3

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

3.1        Investment Purpose.   The Purchaser is purchasing the Transaction Securities for its own account for investment and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Transaction Securities or any arrangement or understanding with any other persons regarding the sale or distribution of such Transaction Securities except as contemplated by this Agreement or the Related Agreements and in compliance with the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Transaction Securities except in accordance with the provisions of this Agreement or the Related Agreements and in compliance with applicable securities laws. In making the representation herein, however, the Purchaser does not agree to hold any of the Transaction Securities for any minimum or other specified term and reserves the right to dispose of the Transaction Securities at any time in compliance with the Securities Act.

3.2        Purchaser Status; Questionnaires.   At the time Purchaser was offered the Transaction Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or Bridge Warrants, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) and (a)(8) under the Securities Act or (ii) a person who is not a “US person” (as defined in Rule 902(k) under the Securities Act (a “Non-US Person”). All information provided by the Purchaser to the Company and/or the Placement Agent in connection with the Purchaser’s purchase of the Transaction Securities, including but not limited to the information provided in the Pre-Closing Securities Ownership Questionnaire attached hereto as Exhibit D, was accurate and correct when provided or delivered and is accurate and correct as of the date hereof.

3.3        Reliance on Exemptions.   The Purchaser understands that the Transaction Securities are being offered and sold to it in reliance upon specific exemptions from or non-application of the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Transaction Securities.

3.4        Information.   The Purchaser acknowledges that is has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Transaction Securities and the merits and risks of investing in the Transaction Securities; (ii) access to information about the Company and its financial condition, results of operations, businesses, properties, management and prospects sufficient to enable it to evaluate its investment, including, without limitation, the Company’s SEC Documents, and the Purchaser has had the opportunity to review the SEC Documents; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s and Subsidiary’s representations, warranties and covenants contained herein or in the Related Agreements.

3.5        Acknowledgement of Risk.

(a)        The Purchaser acknowledges and understands that its investment in the Transaction Securities involves a significant degree of risk, including, without limitation, (i) the Company has a history of operating losses and requires substantial funds in addition to the proceeds from the sale of the Transaction Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Transaction Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Transaction Securities is limited; (v) in the event of a disposition of the Transaction Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents.

(b)        The Purchaser is able to bear the economic risk of holding the Transaction Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Transaction Securities.

(c)        The Purchaser has, in connection with the Purchaser’s decision to purchase the Transaction Securities and with respect to all matters relating to this Agreement and the Related Agreements and the transactions contemplated hereby and thereby, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

(d)        The Purchaser is not purchasing the Transaction Securities as a result of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

3.6        Governmental Review.   The Purchaser understands that no United States federal or state or foreign agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Transaction Securities or an investment therein.

3.7        Transfer or Resale.   The Purchaser understands that:

(a)        the Transaction Securities have not been and are not being registered under the Securities Act (other than as contemplated in Article 6 of this Agreement) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Transaction Securities for an indefinite period of time because the Transaction Securities may not be transferred unless (i) the resale of the Transaction Securities is registered pursuant to an effective registration statement under the Securities Act or exempt from the registration requirements of the Securities Act under Rule 144 thereunder; or (ii) the Purchaser has delivered to the Company an opinion of counsel to the Purchaser (in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Transaction Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, provided that no opinion shall be required by the Company in the case of transfers under Rule 144; and

(b)        except as set forth in Article 6 of this Agreement, neither the Company nor any other person is under any obligation to register the resale of any Transaction Securities under the Securities Act or any state or foreign securities laws or to comply with the terms and conditions of any exemption thereunder.

3.8        Legends.

(a)        The Purchaser understands the certificates representing the Transaction Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR REGULATION S THEREUNDER, AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO

SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(b)        The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Transaction Securities (i) following any sale of the Transaction Securities pursuant to an effective Registration Statement, or (ii) if such Transaction Securities are eligible for sale under Rule 144(k) or otherwise under Rule 144 under the Securities Act or under any no-action letter issued by the SEC. Following the time a legend is no longer required for any Transaction Securities hereunder, the Company will, no later than two Business Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Transaction Securities, accompanied by such additional information as the Company or the Company’s transfer agent may reasonably request, deliver or cause to be delivered to such Purchaser a certificate representing such Transaction Securities that is free from all restrictive and other legends.

(c)        Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the Company will not require an opinion of counsel in connection with the transfer by a Purchaser of any Transaction Securities to an Affiliate of such Purchaser.

3.9        Authorization; Enforcement.   The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has the requisite power and authority to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Related Agreements. Upon the execution and delivery of this Agreement and the Related Agreements, this Agreement and the Related Agreements shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by applicable securities laws or public policy underlying such laws.

3.10     Residency.   The Purchaser is a resident of the jurisdiction set forth next to such Purchaser’s name on the signature pages hereto.

3.11     No Short Sales.   Between the time the Purchaser learned about the Offering and the public announcement of the Offering, the Purchaser has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, caused any Person to engage in any short sales or similar transactions with respect to the Common Stock.

3.12     Brokers.   The Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage for finder’s fees or agent’s commissions or any similar charges in connection with this Agreement and the Related Agreements.

3.13     Additional Representations by Non-US Persons.   Each Purchaser who is a Non-US Person further represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder that: (i) the Purchaser’s principal address is outside of the United States; (ii) the Purchaser was located outside the United States at the time any offer to buy the Securities was made to it and at the time the buy order was originated by the Purchaser; (iii) the Purchaser is not an “affiliate” (as defined in Rule 144) of the Company or acting on behalf of an affiliate of the Company; and (iv) the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. Each Purchaser who is a Non-US Person hereby expressly agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act and the terms of this Agreement.

ARTICLE 4

COVENANTS

4.1        Reporting Status and Public Information.   The Company’s Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period, the Company agrees to use commercially reasonable efforts to (a) timely file all documents with the SEC, (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times, (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act and (d) so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration. The Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.2        Expenses.   The Company and each Purchaser is liable for, and will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses. Notwithstanding the foregoing, the Company shall, at the Closing, reimburse the Purchaser’s reasonable fees and disbursements of counsels for the Purchasers relating to the preparation and negotiation of this Agreement and the Related Agreements and the consummation of the transactions contemplated herein and thereby, up to an aggregate maximum of $125,000.

4.3        Financial Information.   The financial statements of the Company to be included in any documents filed with the SEC will be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), and will fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.4        Securities Laws Disclosure; Publicity.   Except as may be required by law or the rules of the SEC or Nasdaq, neither the Company nor any Subsidiary shall use the name of, or make reference to, any Purchaser or any of its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Purchaser’s prior written consent, which consent shall not be unreasonably withheld. On or before 9:30 a.m., New York local time, on February 2, 2006, the Company shall issue a press release disclosing the transactions contemplated hereby and by the Related Agreements. Such initial press release shall be approved by MPM Capital. On or before February 4, 2006, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and the Related Agreements and including as exhibits to such Current Report on Form 8-K this Agreement and the Bridge Loan Agreement and the forms of Warrants, Bridge the Bridge Notes and Bridge Warrants, in the form required by the Exchange Act. Thereafter, so long as this Agreement is in effect, neither the Company nor the Purchasers shall issue any press release or otherwise making any public statements with respect to this Agreement or the Related Agreements or the transactions contemplated hereby or thereby without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Company, on the one hand, and the Purchasers, on the other hand, may, without the prior consent of the other party, issue a press release or make such public statement as may, upon the advice of counsel, be required by law or the rules of the SEC or Nasdaq if it has used all reasonable efforts to consult with the other party.

4.5        Shareholders’ Meeting.   The Company shall, in accordance with the laws of the State of Washington, its Articles of Incorporation and its Bylaws use its reasonable best efforts to convene a meeting of holders of its Shareholders (the “Shareholders’ Meeting”) within thirty (30) Business Days (or such other time period that is mutually agreed to by the Company and the holders of at least 60%-in-interest of the aggregate principal amount of the Bridge Notes issued to the Purchasers) after the date the Proxy Statement is first mailed to shareholders of the Company for the purpose of seeking the Required Shareholder Approval of the sale and issuance of the Securities and the other transactions contemplated by this Agreement and the Related Agreements and an amendment to the Company’s Articles of Incorporation to increase the authorized and unissued shares of Common Stock in an amount sufficient to permit the issuance of the Shares and the Warrant Shares and Bridge Warrant Shares issuable upon exercise of the Warrants and the Bridge Warrants (collectively, the “Transaction Approval”). Subject to its fiduciary obligations under applicable law, the Board of Directors of the Company shall recommend to the Company’s shareholders that the shareholders vote in favor of the Transaction Approval (the “Company Recommendation”) and shall not (i) withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the Purchasers such recommendation in favor of the Transaction Approval or (ii) take any action or make any statement in connection with the Shareholders’ Meeting inconsistent with such recommendation in favor of the Transaction Approval (a “Change in the Company Recommendation”); provided, however, that the Board of Directors of the Company may make a Change in the Company Recommendation pursuant to Section 4.10 hereof and to effect any action permitted by Sections 9.1 and 9.2 hereof. Notwithstanding any Change in the Company Recommendation, the Company shall nonetheless cause the Shareholders’ Meeting to be convened and a vote to be taken, and nothing contained herein shall be deemed to relieve the Company of such obligation unless this Agreement is terminated pursuant to Sections 9.1 and 9.2.

4.6        Proxy Statement.   The Company shall, as promptly as practicable following the date hereof, but in no event later than February 14, 2006, prepare and file with the SEC proxy materials (including a proxy statement and a proxy card) meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the SEC (the “Proxy Statement”) to solicit Transaction Approval. The Company shall use its reasonable best efforts to cause the Proxy Statement to be cleared by the SEC as promptly as reasonably practicable after such filing, and thereafter cause the Proxy Statement, in definitive form, to be promptly mailed to the shareholders of the Company. Each Purchaser shall promptly furnish in writing to the Company such information relating to such Purchaser and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company shall keep the Purchasers apprised of the status of matters relating to the Proxy Statement and the Shareholders’ Meeting, including promptly furnishing the Purchasers and their counsel with copies of notices or other communications related to the Proxy Statement, the Shareholders’ Meeting or the transactions contemplated hereby received by the Company from the SEC or Nasdaq.

4.7        Sales by Purchasers.   Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with the sales of Registrable Securities pursuant to the Registration Statement or otherwise comply with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer, pledge or other disposition of the Securities in violation of U.S. federal or state or foreign securities laws or the terms of this Agreement.

4.8        Reservation of Common Stock.   As of the date hereof, the Company has reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Bridge Warrant Shares and the shares of Common Stock that may be issuable in the event of conversion of the Bridge

Notes, and as of the Closing Date, the Company has reserved, and the Company shall continue to reserve and keep available at all times, free and clear of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and the Warrant Shares pursuant to this Agreement and the Related Agreements.

4.9        Delivery of Warrant Shares.   The Company covenants to each Purchaser that, upon exercise of the Warrant(s) and the Bridge Warrant(s) held by such Purchaser, it shall use its commercially reasonable efforts to cause the Warrant Shares and the Bridge Warrant Shares to be issued and promptly delivered to such Purchaser in accordance with the Articles of Incorporation; provided, however, that such issuance and delivery shall occur no later than ten (10) Business Days after the Company’s receipt of the Purchaser’s surrender of the Warrant(s) and the Bridge Warrant(s) that such Purchaser desires to exercise, accompanied by the notice of exercise and the exercise price in accordance with the terms of the Warrants and Bridge Warrants.

4.10     No Solicitation.

(a)        During the period from the date of this Agreement until the earlier of the Closing or the effective date of termination of this Agreement pursuant to Sections 9.1 and 9.2, the Company shall not take, cause or permit (and shall use its reasonable best efforts to ensure that none of its officers, directors, agents or representatives takes, causes or permits) any person to take, directly or indirectly, any of the following actions with any third party:  (i) solicit, knowingly encourage, initiate or participate in any negotiations, inquiries or discussions with respect to any offer or proposal to acquire all or 10% or more of the business, assets or capital shares of the Company (excluding non-exclusive licenses entered into in the ordinary course of business), whether by merger, consolidation, other business combination, purchase of capital stock, purchase of assets, license, lease, tender or exchange offer or otherwise (each of the foregoing, an “Alternative Proposal”), (ii) disclose, in connection with an Alternative Proposal, any nonpublic information concerning Company’s business or properties or afford to any third party access to its properties, books or records, except in the ordinary course of business and as required by law or regulation or pursuant to a governmental request for information, (iii) enter into or execute any agreement providing for an Alternative Proposal or (iv) make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal, other than with respect to the Offering; provided, however, that, in each case, if and to the extent that (i) the Shareholders’ Meeting has not yet occurred, (ii) the Board of Directors of the Company believes in good faith, after consultation with the Company’s legal counsel (and, in order for the Company to withhold, withdraw, modify or change in a manner adverse to the Purchasers or effect a Change in the Company Recommendation, the Company’s financial advisor), that such Alternative Proposal is a Superior Proposal (as defined hereafter), and (iii) the Board of Directors of the Company believes in good faith, after consultation with the Company’s counsel, that the failure to participate in such negotiations or discussions, disclose such nonpublic information, provide such access to its properties, books or records, enter into any agreement providing for such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal would constitute a breach of the fiduciary duties of the Board of Directors of the Company under applicable law, then the Company may participate in discussions or negotiations regarding such Alternative Proposal (but only to the extent that such information was previously provided to the Purchasers prior to the execution of this Agreement or is provided to the Purchasers concurrently therewith), provide non-public information with respect to the Company, afford access to the properties, books or records of the Company, enter into any agreement relating to such Alternative Proposal or make or authorize any public statement, recommendation or solicitation in support of any Alternative Proposal or any offer or proposal relating to an Alternative Proposal, as applicable.

(b)        In the event that the Company is contacted by any third party expressing an interest in discussing an Alternative Proposal, the Company will promptly, but in no event later than twenty-four (24) hours following the Company’s knowledge of such contact, notify the Purchasers in writing of such contact and the identity of the third party so contacting the Company and shall promptly, but in no event later than twenty-four (24) hours, advise the Purchasers of any material modification or proposed modification thereto.

(c)        Nothing contained in this Agreement shall prohibit the Company or the Board of Directors of the Company from taking and disclosing to the Company’s shareholders a position with respect to an unsolicited bona fide tender or exchange offer by a third party pursuant to Rule 14e-2(a) of the Exchange Act or from making any disclosure required by applicable law.

(d)        For purposes of this Agreement, a “Superior Proposal” means an Alternative Proposal which (i) is on terms (including conditions to consummation of the contemplated transaction) which the Board of Directors of the Company in its reasonable good faith judgment (after consultation with and based on the written advice of its financial advisor) believes to be more favorable to its shareholders from a financial point of view than the Offering and the transactions contemplated by this Agreement and the Related Agreements and (ii) that is not attributable to a material breach by the Company of Section 4.10(a) hereof.

(e)        Nothing in this Section 4.10 shall prohibit the Company and its representatives from continuing their current efforts to sell or lease Company intellectual property relating to STR, Annexim and humanized antibody technology (collectively, the “Non-Core Technologies”) and to sell or lease the Company’s manufacturing facility and related assets located in Denton, Texas. Notwithstanding the foregoing, in connection with the security interest in the Non-Core Technologies granted to the Purchasers pursuant to the Security Agreement, the Company will open a separate bank account for the sole purpose of depositing and maintaining any and all funds received from any Person in connection with or arising from the sale or license of any of the Non-Core Technologies (the “Non-Core Technology Funds”). The Company shall maintain the Non-Core Technology Funds in such separate bank account and shall not commingle the Non-Core Technology Funds with any other funds or assets. The Company shall not use or withdraw funds from such account during the period from the date of this Agreement until the earlier of the Closing or the effective date of termination of this Agreement pursuant to Sections 9.1 and 9.2.

4.11     Third Party Offer.

(a)        During the period from the date of this Agreement until the Closing or the effective date of termination of this Agreement, if the Company intends to seek any financing or to seek any transaction not in the ordinary course of business consistent with past practice that would qualify as an Alternative Proposal but for the 10% threshold specified in Section 4.10(a) or is approached by any third party with any offer to provide such financing or transaction that the Company does not immediately and unconditionally reject (a “Third Party Offer”), the Company shall first endeavor to negotiate with the Purchasers, for a period not to exceed fifteen (15) Business Days, a financing or transaction comparable to the Third Party Offer. The Company and the Purchasers shall negotiate in good faith with respect to such financing or transaction, but nothing in this Agreement shall be construed to require the Purchasers to provide, on the one hand, or the Company to accept, on the other hand, any such financing or transaction; provided, however, that if the Company receives a Third Party Offer, the Company shall notify the Purchasers of the amount of such offer and all the other material terms of such offer and, if the Purchasers, within the fifteen (15) Business Day period specified above, offer to provide financing to, or enter into a transaction with, the Company in the amount, as  applicable, and on terms no less favorable than those contained in the Third Party Offer, the Company shall accept the Purchasers’ offer, if it accepts any offer. For the avoidance of doubt, the parties hereto agree that any Third Party Offer involving the right of a person other than the Purchasers or their affiliates to (i) purchase or acquire less than 10% of the business, properties or other assets or capital stock or other equity interests in the Company, whether by share issuance, equity or convertible debt financing, sale of stock or assets, merger, consolidation, other business combination, tender offer, exchange offer, recapitalization, reorganization, liquidation, dissolution, license agreement, mortgage, lease or other transaction involving the Company, any division or operating or principal business unit or the intellectual property of the Company, on the one hand, and any other Person, on the other hand or (ii) enter into any transaction, that if consummated, would result in any Person (or the shareholders of such Person) beneficially owning securities representing less than 10% of the total voting power of the Company (or of the surviving parent entity in such transaction) shall be deemed a Third Party Offer and not an Alternative Proposal.

(b)        Nothing in this Section 4.11 shall prohibit the Company and its representatives from continuing their current efforts to, subject to compliance with the terms and conditions of Section 4.10(e), sell or license the Non-Core Technologies and sell or lease the Company’s manufacturing facility and related assets located in Denton, Texas.

4.12     Operation of Business.   During the period from the date of this Agreement until the earlier of the Closing or the effective date of termination of this Agreement pursuant to Sections 9.1 and 9.2, except as contemplated by this Agreement and the Related Agreements, the Company shall carry on its business in the ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent with such business, use its commercially reasonable efforts consistent with past practice and policies to preserve intact its present business organizations, keep available the services of its present officers, consultants and employees and preserve its relationships with customers, suppliers and others having business dealings with it. The Company shall promptly notify the Purchasers of any event or occurrence or emergency which is not in the ordinary course of business of the Company.

4.13     Efforts to Satisfy Conditions.   Each party shall use its commercially reasonable efforts to satisfy each of the conditions to be satisfied by it as provided in Article 5 of this Agreement.

ARTICLE 5

CONDITIONS TO CLOSING

5.1        Conditions to Obligations of the Company.   The Company’s obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and Warrants to each Purchaser is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a)        Receipt of Purchase Price.   The Company shall have received payment of the Purchase Price, as set forth opposite such Purchaser’s name on Exhibit A hereto, for the Securities being purchased hereunder. The Purchase Price shall be paid in immediately available funds, in US dollars, and by the cancellation of indebtedness under the Bridge Loan.

(b)        Shareholder Approval.   The Company shall have received the Transaction Approval.

(c)        Representations and Warranties.   The representations and warranties made by each Purchaser in Article 3 shall be true and correct in all material respects when made and as of the Closing Date.

(d)        Covenants.   All covenants, agreements and conditions contained in this Agreement and the Related Agreements to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(e)        Blue Sky.   The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Securities.

(f)         Nasdaq Qualification.   The Shares and the Warrant Shares to be issued shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(g)        Absence of Litigation.   No proceeding challenging this Agreement or the Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(h)        No Governmental Prohibition or Third Party Approval.   The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation and any government regulatory or third party consents or approvals, if any, necessary for the sale of the Securities and the Warrant Shares shall have been received.

(i)         Pre-Closing Securities Ownership Questionnaire.   The Purchaser shall have delivered to the Company a properly completed and executed Pre-Closing Securities Ownership Questionnaire, in the form attached hereto as Exhibit D.

5.2        Conditions to Purchasers’ Obligations at the Closing.   Each Purchaser’s obligation to complete the purchase and sale of the Securities is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a)        Representations and Warranties.   The representations and warranties made by the Company in Article 2 shall be true and correct in all material respects when made and as of the Closing Date.

(b)        Covenants.   All covenants, agreements and conditions contained in this Agreement and the Related Agreements to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c)        Compliance with Laws.   The purchase of the Securities by each Purchaser hereunder shall be legally permitted by all laws and regulations to which each Purchaser or the Company is subject (including all applicable federal, state and foreign securities laws).

(d)        Legal Opinion.   The Company shall have delivered to such Purchaser an opinion, dated as of the Closing Date, from (i) Perkins Coie LLP, counsel to the Company, in substantially the form attached hereto as Exhibit C.

(e)        Transfer Agent Instructions.   The Company shall have delivered to its transfer agent irrevocable instructions to issue to each Purchaser or its designee, on an expedited basis, one or more certificates representing the number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto, and Warrants to purchase the Warrant Shares.

(f)         Nasdaq Qualification.   The Shares and the Warrant Shares shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(g)        Absence of Litigation.   No proceeding challenging this Agreement or the Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(h)        No Governmental Prohibition or Third Party Consents.   The sale of the Securities and the Warrant Shares by the Company shall not be prohibited by any law or governmental order or regulation and any governmental, regulatory or third party consents or approvals, if any, necessary for the sale of the Securities and the Warrants Shares shall have been received.

(i)         Board Designees.   The Company’s Board of Directors (which shall have ten (10) members as of the Closing) shall have appointed, effective as of the Closing, one Person designated by MPM Capital (the “MPM Representative”) and one Person designated by mutual agreement of MPM Capital and Bay City Capital (the “Investor Representative”) as members of the Company’s Board of Directors, initially Nick Simon and a person to be named by MPM Capital and Bay City Capital, each in accordance with and subject to the requirements of applicable legal rules and regulations and rules of Nasdaq and the SEC. Subject to being to being deemed eligible to serve on the compensation committee of the Board of Directors pursuant to the terms of the committee charter and applicable listing standards and securities law requirements, the Company’s Board of Directors shall have appointed, effective as of the Closing, the MPM Representative as a member of the compensation committee of the Company’s Board of Directors, and such appointments shall be in full force and effect.

(j)         Indemnification Agreements; Charter Documents.   Promptly following the date hereof and prior to the time that the MPM Representative and the Investor Representative are appointed to the Company’s Board of Directors, the Company shall have executed indemnification agreements with each director appointed or elected to the Company’s Board of Directors in form reasonably acceptable to MPM Capital and Bay City Capital.

(k)        Advisory Committee Appointment.   Dennis Henner, representing MPM Capital, shall have been appointed to the Company’s product development advisory committee (or substantially similar committee if the Company does not have a product development advisory committee).

(l)         Executive Search.   The Company shall have initiated a search for and diligently pursue the hire of a Chief Medical Officer, which individual shall have extensive experience and expertise relevant to the position and the Company’s business and is acceptable to the Board of Directors; provided, however, the foregoing condition to Closing may be waived with the sole consent of MPM Capital.

(m)      Shareholder Approval.    The Company shall have obtained the Transaction Approval.

(n)        No Event of Default.   No event of default by the Company shall have occurred under the Bridge Loan Agreement, the Security Agreement, the Bridge Notes or the Bridge Warrants.

(o)        Officers’ Certificates.   The Company shall have delivered to the Purchasers a certificate, dated as of the Closing Date and executed by the Chief Executive Officer of the Company, and a certificate, dated as of the Closing Date and executed by the Secretary of the Company, in the forms attached hereto as Exhibits E and F, respectively.

(p)        No Material Adverse Effect.   There shall not have occurred a Material Adverse Effect.

(q)        Conversion of Series B Convertible Preferred Stock.   Concurrently with the Closing, all outstanding shares of the Company’s Series B Convertible Preferred Stock shall be converted into shares of the Company’s Common Stock at the Conversion Rate pursuant to the terms of the Series B Conversion Agreement.

(r)        Other.   The Company shall have delivered to such Purchaser such other documents relating to the transactions contemplated by this Agreement and the Related Agreements as such Purchaser or its counsel may reasonably request.

ARTICLE 6

REGISTRATION RIGHTS

6.1        Mandatory Registration.   The Company shall prepare, and, as soon as practicable, but in no event later than thirty (30) days after the Closing Date (the “Filing Deadline”), file with the SEC a Registration Statement or Registration Statements (as necessary) on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 6.6. The Company shall use its best efforts to cause such Registration Statement to be declared effective by the SEC as soon as possible, but in no event later than the earlier of (i) the fifth Business Day after the SEC advises the Company that either (A) it will not review such Registration Statement or (B) it has no further comments with respect to such Registration Statement, and (ii) one hundred twenty (120) days after the Closing Date (the earlier of such dates, the “Effectiveness Deadline”).

6.2        Demand Registrations.   If for any reason prior to the expiration of the Registration Period (as hereinafter defined), a Registration Statement required to be filed pursuant to Section 6.1 ceases to be effective or fails to cover all of the Registrable Securities required to be covered by such Registration Statement, any Holder may demand registration pursuant to the terms of and within the time frames set forth in Section 6.1 by providing written demand registration notice to the Company (a “Demand Registration”). The Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of the Registrable Securities required to be covered by a Registration Statement hereunder, as soon as practicable, but in any event not later than ten (10) Business Days after the date that the Demand Registration notice is delivered to the Company. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The compliance by the Company with the provisions of this Section 6.2 shall not relieve the Company of any liability for a breach of this Agreement, including, without limitation, any breach by the Company of Section 6.1 hereof, and the Holders shall retain any remedies available at law or in equity with respect thereto.

6.3        Piggy-Back Registrations.   If at any time prior to the expiration of the Registration Period (as hereinafter defined), the number of shares of Common Stock available for sale under a Registration Statement is insufficient to cover all of the Registrable Securities and the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its securities (other than on Form S-4 or Form S-8 (or their equivalents at such time) relating to securities to be issued solely in connection with any acquisition of any entity or business or to equity securities issuable in connection with stock option or other employee benefit plans approved by the Board of Directors of the Company), the Company shall promptly send to each Holder written notice of the Company’s intention to file a Registration Statement and of such Holder’s rights under this Section 6.3 and, if within twenty (20) days after receipt of such notice, such Holder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Holder requests to be registered, subject to the priorities set forth in this

Section 6.3 below. No right to registration of Registrable Securities under this Section 6.3 shall be construed to limit any registration required under Section 6.1 or 6.2. The obligations of the Company under this Section 6.3 may be waived by Holders holding at least 60% of the Registrable Securities, provided such Holders are not named as selling securityholders in any Registration Statement. If an offering in connection with which a Holder is entitled to registration under this Section 6.3 is an underwritten offering, then each Holder whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Article 6, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. If a registration pursuant to this Section 6.3 is to be an underwritten public offering and the managing underwriter(s) advise the Company in writing that, in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (1) first, all securities the Company proposes to sell for its own account and (2) second, up to the full number of securities proposed to be registered for the account of the Holder entitled to registration under this Section 6.3, pro rata among such Holder on the basis of the number of Registrable Securities that each of them requested to be included in such registration.

6.4        Allocation of Registrable Securities.   The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Holders, pro rata based on the number of Registrable Securities then held by such Holders which are covered by such Registration Statement.

6.5        Legal Counsel.   Subject to Section 6.10 of this Agreement, the Holders holding at least at least 60% of the Registrable Securities shall have the right to select one legal counsel to review and comment upon any registration pursuant to this Article 6 (“Legal Counsel”), which shall be Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP or such other counsel as is thereafter designated by the holders of at least 60% of Registrable Securities and of which the Company and its counsel have been given prior notice. The Legal Counsel shall not represent any Holder that sends such counsel written notice that such Holder does not wish such counsel to represent it in connection with the matters discussed in this Section 6.5. The Holders, other than any Holder that delivers the notice discussed in the preceding sentence, hereby waive any conflict of interest or potential conflict of interest that may arise as a result of the representation of such Holders by the Legal Counsel in connection with the subject matter of this Article 6. These provisions will not prohibit any other counsel to a Holder from reviewing and commenting on any registration filed pursuant to this Article 6 at no cost to the Company. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations under this Article 6.

6.6        Ineligibility for Form S-3.   In the event that Form S-3 is not available for any registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least 60% of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

6.7        Failure to File, Obtain and Maintain Effectiveness of Registration Statement.   If a Registration Delay occurs the Company shall pay to each holder of Registrable Securities (the “Registration Delay Payments”), as partial relief for the damages to any Holder by reason of any such Registration Delay, and calculated for each share of Common Stock for which a Registration Statement is required to be filed pursuant to the terms of Section 6.1 then outstanding that is a Registrable Security and not covered for resale at such time pursuant to the terms of a Registration Statement, an accruing amount per each such share equal to the Delay Payment Rate for each week (or portion thereof) during the Damages Accrual Period; provided that such Registration Delay Payments shall be paid only to the Holders that have complied with their obligations under Section 6.9 of this Article 6 with respect thereto. The Registration Delay Payments shall accrue from the first day of the applicable Registration Delay through the date it is cured (the “Damages Accrual Period”), and shall be payable in cash to the record holders of the Registrable Securities entitled thereto on the earlier of the (i) last Business Day of each calendar month during which such Registration Delay Payments are incurred and (ii) the third Business Day after the event of failure giving rise to the Registration Delay Payments is cured. Nothing shall preclude any Holder from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Article 6 in accordance with applicable law.

6.8        Related Obligations.   At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 6.1, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of distribution thereof and, pursuant thereto, the Company shall have the following obligations:

(a)        The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (but in no event later than the Filing Deadline) and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earliest of (i) the three-year anniversary of the Closing Date; (ii) the date as of which all of the Holders may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto) or (iii) the date on which the Holders shall have sold all the Registrable Securities covered by such Registration Statement either pursuant to the Registration Statement or in one or more transactions in which the Holder obtained unlegended certificates representing the Registrable Securities so purchased in accordance with applicable securities laws (the “Registration Period”), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of any prospectus only, in light of the circumstances under which they were made) not misleading.

(b)        The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of distribution by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Article 6 (including pursuant to this Section 6.8(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c)        The Company shall (i) permit Legal Counsel and any legal counsel for a particular Holder to review and comment upon those sections of (a) the Registration Statement which are applicable to the Holders at least five (5) Business Days prior to its filing with the SEC and (b) all other Registration Statements and all amendments and supplements to all Registration Statements which are applicable to the Holders (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC and (b) not file any Registration Statement (including any amendment or supplement thereto) or document in a form to which Legal Counsel or such legal counsel reasonably objects. The Company shall furnish to Legal Counsel, without charge, (i) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, provided the Legal Counsel shall keep such correspondence confidential and shall not provide copies thereof to any Holder without the Holder’s prior consent, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel and such other legal counsel in performing the Company’s obligations pursuant to this Section 6.8.

(d)        The Company shall furnish to each Holder whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Holder, and all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder.

(e)        The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under all other securities or “blue sky” laws of such jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change in the Company’s Articles of Incorporation or Bylaws that the Company’s Board of Directors determines in good faith to be contrary to the best interests of the Company and its shareholders, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.8(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)         As promptly as practicable after becoming aware of such event or development, the Company shall notify Legal Counsel and each Holder in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Holder (or such other number of copies as Legal Counsel or such Holder may reasonably request). The Company shall also promptly notify Legal Counsel and each Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Holder by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(g)        The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)        At the reasonable request of any Holder and at such Holder’s expense, the Company shall use its best efforts to furnish to such Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holders.

(i)         The Company shall, upon reasonable notice and during normal business hours, make available for inspection by (i) any Holder, (ii) Legal Counsel and any other legal counsel representing an Holder and (iii) one firm of accountants or other agents retained by the Holders (collectively, the “Inspectors”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), which are requested for any purpose reasonably related to the Holders’ rights and/or the Company’s obligations under this Article 6, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector which is not a party hereto shall agree in writing prior to obtaining access to any Records, and each Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Holder similarly bound by the terms hereof) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Neither the Company nor any Inspector of a particular Holder shall provide any confidential information to any other Holder unless such Holder is first informed of the confidential nature of such information. Each Holder receiving the Records agrees that it shall, if permitted by applicable law, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company prior to making any such disclosure and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Each Holder undertaking an inspection pursuant to this Section 6.8(i) shall, and shall instruct its other Inspectors to, use commercially reasonable efforts to perform any such inspection in a manner designed to not materially disrupt the business activities of the Company. Nothing herein (or in any other confidentiality agreement between the Company and any Holder) shall be deemed to limit the Holders’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

(j)         The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or the rules of Nasdaq, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Article 6 or any other agreement, or (v) such Holder expressly consents in writing to the form and content of any such disclosure. The Company agrees that it shall, if permitted by applicable law, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Holder prior to making any such disclosure and allow such Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)        The Company shall use its best efforts either to (i) cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of the Shares, Warrant Shares and the Bridge Warrant Shares on Nasdaq. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 6.8(k).

(l)         The Company shall cooperate with the Holders who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holders may reasonably request and registered in such names as the Holders may request.

(m)      If requested by a Holder, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment, as necessary, such information as an Holder requests to be included therein relating to the Holder and the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by a Holder holding Registrable Securities.

(n)        The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities within the United States.

(o)        The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p)        Notwithstanding anything to the contrary in this Section 6.8, at any time after the applicable Registration Statement has been declared effective by the SEC, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material non-public information to the Holders) and the date on which the Grace Period will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends; and, provided further, that no Grace Periods shall exceed thirty (30) consecutive days and during any consecutive three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the later of the date the Holders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 6.8(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 6.8(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. In the event that the Company shall exercise its right to effect a Grace Period hereunder, the Registration Period during which the Registration Statement is to remain effective shall be extended by a period of time equal to the duration of any Grace Periods.

(q)        At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to the Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice by the Company.

6.9        Obligations of the Holders.

(a)        At least seven (7) days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holders if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Article 6 with respect to the Registrable Securities of a particular Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, in each case within seven (7) Business Days of being notified by the Company of its necessity.

(b)        Each Holder by such Holder’s acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Holder has notified the Company in writing of such Holder’s election to exclude all of such Holder’s Registrable Securities from such Registration Statement.

(c)        Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.8(g) or the first sentence of Section 6.8(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.8(g) or the first sentence of Section 6.8(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Holder in accordance with the terms of this Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 6.8(g) or the first sentence of Section 6.8(f) and for which the Holder has not yet settled.

(d)        As promptly as practicable after becoming aware of such event, each Holder shall notify the Company in writing of the happening of any event as a result of which the information provided in writing by such Holder to the Company expressly for use in the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no separate written notification shall be required for any event disclosed by such Holder in a timely filing with the SEC relating to the Company’s securities.

6.10     Expenses of Registration.   All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 6.1 through 6.8 of this Article 6, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, transfer agent fees and fees and disbursements of counsel for the Company, but excluding underwriting discounts and commissions, shall be paid by the Company. The Company shall also reimburse the Holders for the reasonable and documented fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 6.1 through 6.8 of this Article 6. The Company shall pay all of the Holders’ reasonable costs (including fees and disbursements of Legal Counsel) incurred in connection with the successful enforcement of the Holders’ rights under this Article 6. Notwithstanding the foregoing, each seller of Registrable Securities shall pay all fees and disbursements of all counsel (other than the Legal

Counsel) retained by such seller and all selling expenses, including, without limitation, all underwriting discounts, selling commissions, transfer taxes and other similar expenses, to the extent required by applicable law.

6.11     Indemnification.   In the event any Registrable Securities are included in a Registration Statement under this Article 6:

(a)        To the extent permitted by law, the Company shall indemnify each Holder, the directors, officers, members, partners, employees, agents, Legal Counsel or other representatives of and each Person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages, liabilities, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) (or action in respect thereof), including any Claims incurred in settlement of any litigation, commenced or threatened (subject to Section 6.11(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus (final or preliminary), any amendment or supplement thereof, or other document incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, (ii) any violation by the Company of any rule or regulation promulgated by the Securities Act, the Exchange Act, or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, or (iii) any violation by the Company of the terms of this Article 6, and will reimburse each Holder, the directors, officers, members, partners, employees, agents, Legal Counsel or other representatives of and each Person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such Claim as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in preparation of such Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the Claim results from the material failure of such Holder to comply with the covenants and agreements contained in this Article 6 respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder, the directors, officers, members, partners, employees, agents, Legal Counsel or other representatives of or any such controlling Person, if a copy of the Final Prospectus that was timely furnished by the Company to the Holder pursuant to Section 6.8(d) for delivery was not furnished to the Person asserting the Claim at or prior to the time such furnishing is required by the Securities Act, such Person was promptly advised in writing by the Company not to use the incorrect prospectus and the Final Prospectus would have cured the defect giving rise to such Claim.

(b)        Each Purchaser will severally, and not jointly, indemnify the Company, the directors, officers, employees, agents, legal counsel and other representatives and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all Claims (or actions in respect thereof), including any Claims incurred in settlement of any litigation, commenced or threatened (subject to Section 6.11(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus (final or preliminary), any amendment or supplement thereof or other documents, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, the directors, officers, employees, agents, legal counsel and other representatives and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such Claim as incurred, in each case to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder for use in preparation of the Registration Statement, prospectus, amendment or supplement; provided that the indemnity shall not apply to the extent that such Claim results from the fact that a current copy of the prospectus was not made available to the Person or entity asserting the Claim at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such Claim. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall not exceed the net proceeds received by the Holder from the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such liability.

(c)        Each party entitled to indemnification under this Section 6.11 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. Notwithstanding the foregoing, an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)        If the indemnification provided for in this Section 6.11 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such Claim as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission provided, that in no event shall any contribution by a Holder hereunder when combined with amounts paid pursuant to subsection (b) exceed the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation.

6.12     Assignment and Transfer.   The rights to cause the Company to register Registrable Securities granted to the Holders by the Company in this Article 6 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities, provided, however, that such transfer must be made at least ten days prior to the Filing Deadline and that (a) such transfer may otherwise be effected in accordance with applicable securities laws, including establishing the tranferee’s qualification as an “accredited investor” within the meaning of the Securities Act; (b) such Holder gives prior written notice to the Company at least ten days prior to the Filing Deadline; and (c) such transferee agrees in writing with the Company to comply with and be bound by all of the provisions of this Agreement; and (d) such transfer is otherwise in accordance with the applicable requirements of this Agreement and the Warrants and Bridge Warrants. Except as specifically permitted by this Section 6.12, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited. Notwithstanding the foregoing provisions of this Section 6.12, no such restriction shall apply to a transfer by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an affiliated investment fund transferring to another affiliated investment fund; or (v) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transfer is effected in accordance with applicable securities laws, including establishing the transferee’s qualification as an “accredited investor” within the meaning of the Securities Act, and the transferee agrees in writing to be subject to the terms of this Agreement to the same extent as if the transferee were an original Holder hereunder.

6.13     Amendment and Waiver of Registration Rights.   The rights of any Holder under the provisions of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by the Holders of at least 60% of the Registrable Securities; provided however, that any waiver or amendment that adversely affects any Holder in a different manner than other Holders shall require the consent of such Holder. For purposes of this provision, differences in investments or ownership among Holders shall not be considered as a basis for determining whether a waiver or amendment results in adversely affecting a Holder in a different manner. Any amendment or waiver effected in accordance with this Section 6.13 shall be binding upon each such Holder and the Company. By acceptance of the benefits under this Article 6, the Holders of the Registrable Securities hereby agree to be bound by the provisions hereof.

ARTICLE 7

OTHER COVENANTS

7.1        Observation Rights.   For so long as MPM Capital continues to own at least 10% of the Shares originally purchased by MPM Capital at the Closing ( the “Threshold Securities”), and provided that an MPM Designee does not at such time serve on the Company’s Board of Directors, the Company shall allow one representative designated by MPM Capital (the “MPM Observer Representative”) to attend all regularly scheduled meetings of the Company’s Board of Directors in a nonvoting capacity, and in connection therewith, the Company shall give such MPM Observer Representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that: (a) the MPM Observer Representative shall agree, by written instrument in writing in form and substance satisfactory to the Company, to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; and (b) the Company reserves the right to exclude such MPM Observer Representative from access to any material or meeting or portion thereof if the Company believes that such exclusion is reasonably necessary: (i) to preserve the attorney-client privilege; (ii) to protect highly confidential information; or (iii) to prevent the disclosure of trade secrets to a competitor. Prior to such designation, the MPM Observer Representative must be approved by the Board of Directors, such approval not be unreasonably withheld or delayed.

7.2        Board of Directors Matters.   For so long as MPM Capital continues to own the Threshold Securities:

(a)        the Company shall: (i) use its reasonable best efforts to cause one person designated by MPM Capital to be nominated and elected to the Company’s Board of Directors at each meeting or pursuant to each consent of the Company’s shareholders for the election directors (the “MPM Designee”), which designee shall initially be initially Nick Simon; and (ii) use its reasonable best efforts to cause one person designated by mutual agreement of MPM Capital and Bay City Capital to be nominated and elected to the Company’s Board of Directors at each meeting or pursuant to each consent of the Company’s shareholders for the election of directors (the “Investor Designee”); and (iii) if any MPM Designee or Investor Designee elected to the Company’s Board of Directors ceases to be a member of the Company’s Board of Directors during such person’s term as a director due to such person’s resignation, death or removal, the Company shall use its reasonable best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by MPM Capital or by mutual agreement of MPM Capital and Bay City Capital, as the case may be, and such designee shall be an MPM Designee and the Investor Designee, as applicable, for purposes of this Agreement; and

(b)        as long as an MPM Designee remains on the Company’s Board of Directors pursuant to this Section 7.2, the Company shall use its commercially reasonable efforts to appoint one of the MPM Designees to the compensation committee of the Company’s Board of Directors; provided, however, that the Company shall not be required to make any appointment to a committee of the Company’s Board of Directors if such appointment could reasonably be expected to conflict with federal securities laws or any other rules or regulations then in effect of Nasdaq or any exchange on which the Company’s securities are listed for trading.

7.3        The Company shall use its commercially reasonable efforts to maintain the Company’s Articles of Incorporation and Bylaws to permit the Company to indemnify its directors and officers to the fullest extent permitted by law (including to seek to amend such Articles of Incorporation and Bylaws to the extent the law permits greater indemnification than then permitted by such Articles of Incorporation and Bylaws).

7.4        For so long as MPM Capital continues to own the Threshold Securities, the Company shall use its commercially reasonable efforts to appoint Dennis Henner to the product development advisory committee of the Company (or substantially similar advisory committee if the Company does not have a product development committee).

ARTICLE 8

DEFINITIONS

8.1        “Affiliate” or “affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

8.2        “Allowable Grace Period” has the meaning set out in Section 6.8(p).

8.3        “Alternative Proposal” has the meaning set forth in Section 4.10(a).

8.4        “Articles of Incorporation” has the meaning set forth in Section 2.3.

8.5        “Bridge Loan Agreement” means the Note and Warrant Purchase Agreement between the Company and the Purchasers dated as of February 1, 2006.

8.6        “Bridge Loan” means the loan made by the Purchasers to the Company pursuant to the Bridge Loan Agreement and the Bridge Notes.

8.7        “Bridge Note” means the convertible promissory notes of the Company issued to the Purchasers pursuant to the Bridge Loan Agreement.

8.8        “Bridge Warrants” means the warrants to purchase Common Stock issued to the Purchasers pursuant to the Bridge Loan Agreement.

8.9        “Bridge Warrant Shares” has the meaning set forth in Section 2.4.

8.10     “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

8.11     “Bylaws” has the meaning set forth in Section 2.3.

8.12     “Change in the Company Recommendation” has the meaning set forth in Section 4.5.

8.13     “Claims” has the meaning set forth in Section 6.11(a).

8.14     “Closing” has the meaning set forth in Section 1.4.

8.15     “Closing Date” has the meaning set forth in Section 1.4.

8.16     “Common Stock” means the common stock, par value $0.02 per share, of the Company.

8.17     “Company” means NeoRx Corporation.

8.18     “Company Recommendation” has the meaning set forth in Section 4.5.

8.19     “Conversion” shall have the meaning set forth in Section 2.3.

8.20     “Conversion Rate” has the meaning set forth in Section 2.3.

8.21     “Damages Accrual Period” has the meaning set forth in Section 6.7.

8.22     “Delay Payment Rate” means during the Damages Accrual Period, an amount per week (or portion thereof) per share of Common Stock equal to 1% of the per share Purchase Price of such Share.

8.23     “Demand Registration” has the meaning set forth in Section 6.2.

8.24     “Disclosure Schedule” means the Disclosure Schedules of the Company delivered concurrently herewith and incorporated herein by reference.

8.25     “Effectiveness Deadline” has the meaning set forth in Section 6.1.

8.26     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

8.27     “FDA” means the US Food and Drug Administration.

8.28     “FDCA” has the meaning set forth in Section 2.34.

8.29     “Filing Deadline” has the meaning set forth in Section 6.1.

8.30     “Final Prospectus” has the meaning set forth in Section 6.11(a).

8.31     “Financial Statements” means the financial statements of the Company included in the SEC Documents.

8.32     “Grace Period” has the meaning set forth in Section 6.8 (p).

8.33     “Holders” means any Purchaser and any Person to whom a Purchaser, in accordance with Section 6.12 hereof, transfers its rights under Article 6 of this Agreement.

8.34     “Indemnified Party” has the meaning set forth in Section 6.11(c).

8.35     “Indemnifying Party” has the meaning set forth in Section 6.11(c).

8.36     “Inspectors” has the meaning set forth in Section 6.8(i).

8.37     “Intellectual Property Rights” has the meaning set forth in Section 2.10.

8.38     “Investment Company Act” has the meaning set forth in Section 2.12.

8.39     “Investor Designee” has the meaning set forth in Section 7.2(a).

8.40     “Investor Representative” has the meaning set forth in Section 5.2(i).

8.41     “Legal Counsel” has the meaning set forth in Section 6.5.

8.42     “Life Science Product” has the meaning set forth in Section 2.34.

8.43     “Material Adverse Effect” means an event, change or occurrence that individually, or together with any other event, change or occurrence, has had or reasonably could be expected to have a material adverse effect on (a) the business, operations, assets, or financial condition of the Company and its Subsidiary, taken together as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement and the Related Agreements.

8.44     “Material Contracts” has the meaning set forth in Section 2.28(a).

8.45     “Material Permits” has the meaning set forth in Section 2.5(c).

8.46     “MPM Capital” means, collectively, MPM BioVentures III, L.P., MPM BioVentures III-QP, L.P., MPM BioVentures III GmbH & Co. Beteiligungs KG, MPM BioVentures III Parallel Fund, L.P., MPM Asset Management Investors 2005 BVIII LLC, MPM BioEquities Master Fund LP and their respective Affiliates.

8.47     “MPM Designee” has the meaning set forth in Section 7.2(a).

8.48     “MPM Observer Representative” has the meaning set forth in Section 7.1.

8.49     “MPM Representative” has the meaning set forth in Section 5.2(i).

8.50     “Nasdaq” means The Nasdaq Capital Market.

8.51     “Offering” means the offer, sale, issuance and purchase of the Company’s Securities and the Warrant Shares contemplated by this Agreement and the Warrants and the offer, sale, issuance and purchase of the Bridge Notes and the Bridge Warrant Shares contemplated by the Bridge Loan Agreement and the Bridge Warrants, together as a single integrated transaction.

8.52     “Non-Core Technologies” has the meaning set forth in Section 4.10(e).

8.53     “Non-Core Technology Funds” has the meaning set forth in Section 4.10(e).

8.54     “Non-US Person” has the meaning set forth in Section 3.2.

8.55     “Other Material Contracts” has the meaning set forth in Section 2.28(a).

8.56     “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

8.57     “Placement Agent” means Banc of America Securities LLC.

8.58     “Proxy Statement” has the meaning set forth in Section 4.6.

8.59     “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

8.60     “Purchase Price” has the meaning set forth in Section 1.1.

8.61     “Records” has the meaning set forth in Section 6.8(i).

8.62     The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

8.63     “Registrable Securities” means (i) the Shares, including the Shares issued upon conversion of the Bridge Notes at Closing, (ii) the Warrant Shares and (iii) the Bridge Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a Registration Statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 6.12.

8.64     “Registration Delay” means the occurrence of any of (i) a Registration Statement covering all of the Registrable Securities is not filed with the SEC on or before the Filing Deadline or is not declared effective on or before the Effectiveness Deadline, (ii) a Registration Statement in connection with a Demand Registration covering all of the Registrable Securities required to be covered thereby is not filed with the SEC on or before the deadline described in the last sentence of Section 6.2, (iii) on any day during the Registration Period (other than during an Allowable Grace Period), all of the Registrable Securities required to be included in such Registration Statement cannot be sold pursuant to such Registration Statement as a matter of law or because the Company has failed to perform the applicable time period required for such performance (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, or to register a sufficient number of Shares, Warrant Shares and Bridge Warrant Shares), or (iv) a Grace Period exceeds the length of an Allowable Grace Period.

8.65     “Registration Delay Payments” has the meaning set forth in Section 6.7.

8.66     “Registration Period” has the meaning set forth in Section 6.8(a).

8.67     “Registration Period” has the meaning set forth in Section 6.4(a).

8.68     “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

8.69     “Related Agreements” has the meaning set forth in Section 2.2.

8.70     “Required Approvals” has the meaning set forth in Section 2.5(b).

8.71     “Required Shareholder Approval” has the meaning set forth in Section 2.27

8.72     “Required Effectiveness Date” has the meaning set forth in Section 6.1.

8.73     “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

8.74     “SEC” means the United States Securities and Exchange Commission.

8.75     “SEC Documents” has the meaning set forth in Section 2.6.

8.76     “Securities” has the meaning set forth in Section 1.1.

8.77     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

8.78     “Security Agreement” means the Security Agreement dated as of February 1, 2006, entered into by and among the Company and the Purchasers in connection with the Bridge Loan.

8.79     “Series B Conversion Agreement” means the Irrevocable Agreement to Convert Series B Convertible Preferred Stock dated as of February 1, 2006 by and among the Company and each holder of Series B Convertible Preferred Stock.

8.80     “Series B Convertible Preferred Stock” means the outstanding shares of the Company’s Series B Convertible Preferred Stock.

8.81     “Shares” has the meaning set forth in Section 1.1 and includes the number of Shares of Common Stock issuable upon automatic conversion of the Bridge Notes at Closing.

8.82     “Shareholders’ Meeting” has the meaning set forth in Section 4.5.

8.83     “Subsidiary” of any person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

8.84     “Superior Proposal” has the meaning set forth in Section 4.10(d).

8.85     “Threshold Securities” has the meaning set forth in Section 7.4.

8.86     “Transaction Approval” has the meaning set forth in Section 4.5.

8.87     “Transaction Securities” has the meaning set forth in Section 2.2.

8.88     “Warrant Shares” has the meaning set forth in Section 2.4.

8.89     “Warrants” has the meaning set forth in Section 1.1.

8.90     “WBCA” has the meaning set forth in Section 2.29.

ARTICLE 9

MISCELLANEOUS

9.1        Termination.   This Agreement may be terminated at any time with respect to the applicable parties prior to the Closing:

(a)        By mutual written agreement of the Company and the holders of at least 60% in aggregate principal amount of the Bridge Notes held by the Purchasers;

(b)        By either the Company or by the holders of at least 60%-in-interest of the aggregate principal amount of Bridge Notes held by the Purchasers, by written notice to the other parties (provided the terminating party (or parties) is not then in material breach of any representation, warranty, covenant or other agreement contained in this Agreement or the Related Agreements) if the Closing shall not have been consummated on or before May 31, 2006;

(c)        By either the Company or the holders of at least 60% in interest of the aggregate principal amount of Bridge Notes held by the Purchasers by giving written notice to the other party or parties if any governmental entity shall have issued an injunction or other ruling prohibiting the consummation of any of the transactions contemplated by this Agreement and the Related Agreements and such injunction or other ruling shall not be subject to appeal or shall have become final and unappealable;

(d)        By the holders of at least 60%-in-interest of the aggregate principal amount of the Bridge Notes held by the Purchasers in the event that the Transaction Approval is not obtained at the Shareholders’ Meeting;

(e)        By the holders of at least 60%-in-interest of the aggregate principal amount of the Bridge Notes held by the Purchasers, if there shall have occurred an event or events constituting a Material Adverse Effect;

(f)         By the holders of at least 60%-in-interest of the aggregate principal amount of the Bridge Notes held by the Purchasers, if the Company shall have materially breached the terms of this Agreement, the Bridge Loan Agreement or the Bridge Notes and such breach is not cured within five (5) Business Days after receiving notice thereof; or

(g)        By the Company if the holders of at least 60%-in-interest of the aggregate principal amount of the Bridge Notes held by the Purchasers shall have materially breached the terms of this Agreement, the Bridge Loan Agreement or the Bridge Notes and such breach is not cured within five (5) Business Days after receiving notice thereof.

9.2        Effect of Termination.   In the event of any termination of this Agreement pursuant to Section 9.1, all rights and obligations of the parties hereunder shall terminate without any liability on the part of any party or its Affiliates in respect thereof; provided, however, that such termination shall not relieve the Company or any Purchaser of any liability under the Bridge Notes or for any willful breach of this Agreement. If the Agreement is terminated pursuant to Section 9.1(d) or (f), the Company shall promptly reimburse the Purchasers for their reasonable legal, financial, due diligence and advisory fees and expenses, up to an aggregate maximum of $125,000.

9.3        Governing Law; Jurisdiction.   This Agreement will be governed by and interpreted in accordance with the laws of the State of California.

9.4        Counterparts; Signatures by Facsimile.   This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

9.5        Headings.   The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

9.6        Severability.   If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

9.7        Entire Agreement; Amendments; Waiver.   This Agreement and the Related Agreements (including all schedules and exhibits hereto and thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement and the Related Agreements supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. Except as otherwise provided herein, no provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the holders of at least 60%-in-interest of the aggregate amount of Transaction Securities then held by the Purchasers under this Agreement and the Related Agreements (or, if prior to the Closing, by the Purchasers holding at least 60% in interest of the aggregate principal amount of the Bridge Notes), or in the case of a waiver, by the party against whom enforcement of such waiver is sought. Notwithstanding the foregoing, any amendment or waiver that adversely affects any Purchaser in a different manner than other Purchasers shall require the consent of such Purchaser. For purposes of this provision, differences in investments or ownership among Purchasers shall not be considered as a basis for determining whether an amendment or waiver results in adversely affecting a Purchaser in a different manner. Any amendment effected in accordance with this Section 9.7 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible and for which such Securities are exercisable), each future holder of all such securities, and the Company.

9.8        Notices.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:                                                                NeoRx Corporation
300 Elliott Avenue West, Suite 500.
Seattle, WA 98119-4114
Facsimile: (206) 286-2537
Attn:  Chief Financial Officer
cc: Vice President-Legal

With a copy to:                                                                                   Perkins Coie LLP
1201 Third Avenue, Suite 4800
Seattle, WA 98101
Facsimile: (206) 359-9000
Attn:  Faith M. Wilson

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

9.9        Successors and Assigns.   This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.12 hereof.

9.10     Third Party Beneficiaries.   This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agent, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

9.11     Further Assurances.   Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.12     No Strict Construction.   The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

9.13     Equitable Relief.   The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case

9.14     Survival of Representations and Warranties.   Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive the execution of this Agreement and the delivery to the Purchasers of the Shares and the Warrants. All covenants contained herein shall survive the execution of this Agreement and the Closing of the transactions contemplated hereby (except to the extent expressly provided in this Agreement).

9.15     Independent Nature of Purchasers’ Obligations and Rights.   The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement and the Related Agreements. Nothing contained herein or therein and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement and the Related Agreements. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and the Related Agreements, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

9.16     Aggregation of Stock.   All shares of Registrable Securities held or acquired by affiliated Person or Persons under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

NEORx CORPORATION.
/s/ GERALD McMAHON
Gerald McMahon
Chairman and Chief Executive Officer

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
MPM BIOVENTURES III, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOVENTURES III-QP, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG
By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOVENTURES III PARALLEL FUND, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOEQUITIES MASTER FUND, LP
By:	MPM BioEquities GP, L.P., its General Partner
By:	MPM BioEquities GP LLC, its General Partner
By:	/s/ KURT Von EMSTER
Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV Co-Investment Fund, L.P.
/s/ CARL S. GOLDFISHER
By:	Bay City Capital LLC, its Manager
By:	Carl S. Goldfisher, M.D., a Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV, L.P.
/s/ CARL S. GOLDFISHER
By:	Bay City Capital LLC, its Manager
By:	Carl S. Goldfisher, M.D., a Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
ABINGWORTH BIOVENTURES IV EXECUTIVES L.P.
(investor name)
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
(signature)
Title:	James Abell, Director
(print name and title)
Address:	38 Jermyn Street
London SW 1Y 6DN
U.K.
Facsimile:	+44 207 536 1539

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
ABINGWORTH BIOEQUITIES MASTER FUND LTD.
(investor name)
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
(signature)
Title:	James Abell, Director
(print name and title)
Address:	38 Jermyn Street
London SW 1Y 6DN
U.K.
Facsimile:	+44 207 536 1539

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
ABINGWORTH BIOVENTURES IV L.P.
(investor name)
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
(signature)
Title:	James Abell, Director
(print name and title)
Address:	38 Jermyn Street
London SW 1Y 6DN
U.K.
Facsimile:	+44 207 536 1539

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
/s/ STEVEN BLOOM
(investor name)
By:	/s/ STEVEN BLOOM
(signature)
Name: Steven Bloom
Title: Managing Director, Sagamore Hill Capital
Management, on behalf of Sagamore Hill Hub Fund, Ltd.

Address:	c/o Sagamore Hill Capital Management
One Manhattanville Road
Purchase, NY 10577
Facsimile:	914644-7220

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
Shepherd Investments International, Ltd.
By:	Stark Offshore Management, LLC its
Investment Manager
(investor name)
By:	/s/ MICHAEL A. ROTH
(signature)
Michael A. Roth, Managing Member
(print name and title)
Address:	3600 South Lake Drive
St. Francis, WI 53235

Facsimile:	414-294-7700

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
SMITHFIELD FIDUCIARY LLC
(investor name)
By:	/s/	ADAM J. CHILL
(signature)
Adam J. Chill, Authorized Signatoryr
(print name and title)
Address:		c/o Highbridge Capital Management LLC
9 West 57th Street, 27th Floor
New York, New York 10019
Attn: Ari J. Storch / Adam J. Chill
Facsimile:		(212) 751-0755

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT

PURCHASER
T. ROWE PRICE ASSOCIATES, INC., AS REGISTERED INVESTMENT ADVISER TO THE PARTICIPATING T. ROWE PRICE ACCOUNTS IN EXHIBIT A—SCHEDULE OF PURCHASERS
By:	/s/	KRIS H. JENNER
(signature)
Kris H. Jenner, Vice President
(print name and title)
100 E. Pratt Stret
Baltimore, MD 21202
Attn: Darrell N. Braman
Vice President and Associate
Legal Counsel
100 E. Pratt Street
Baltimore, MD 21202
Phone: 410-345-2013
Facsimile: 410-345-6575

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
DEERFIELD SPECIAL SITUATIONS FUND, LTD.
(investor name)
By:	/s/	DARREN LEVINE
(signature)
Darren Levine, CFO
(print name and title)
Address:		780 3rd Ave
37th Floor
NY, NY 10017
Facsimile: DLevine@deerfieldpartners.com

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

PURCHASER
DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LTD.
(investor name)
By:	/s/	DARREN LEVINE
(signature)
Darren Levine, CFO
(print name and title)
Address:		780 3rd Ave
37th Floor
NY, NY 10017
Facsimile: DLevine@deerfieldpartners.com
Facsimile:		(212) 751-0755

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

Name of Purchaser and State of Residency	Shares	Warrants	Aggregate Purchase Price
Abingworth Bioequities Master Fund Ltd. United Kingdom	3,719,450	1,074,010	$2,603,615.00
Abingworth Bioventures IV Executives LP United Kingdom	25,877	7,472	$18,113.90
Abingworth Bioventures IV LP United Kingdom	3,017,310	871,264	$2,112,117.00
Bay City Capital Fund IV Co-Investment Fund, L.P. California	428,075	123,608	$299,652.50
Bay City Capital Fund IV, L.P. California	19,859,838	5,734,633	$13,901,886.60
Deerfield Special Situations Fund Intl. Ltd New York	6,593,571	1,903,928	$4,615,499.70
Deerfield Special Situations Fund, LP New York	3,550,385	1,025,192	$2,485,269.50
MPM Asset Management Investors 2005 BVIII LLC Massachusetts	499,252	144,161	$349,476.40
MPM BioEquities Master Fund, LP Massachusetts	4,057,583	1,171,648	$2,840,308.10
MPM BioVentures III GmbH & Co. Beteiligungs KG Massachusetts	2,381,801	687,757	$1,667,260.70
MPM BioVentures III Parallel Fund, LP Massachusetts	851,416	245,850	$595,991.20
MPM BioVentures III, LP Massachusetts	1,895,229	547,257	$1,326,660.30
MPM BioVentures III-QP, LP Massachusetts	28,185,488	8,138,708	$19,729,841.60
Sagamore Hill Hub Fund, Ltd. New York	1,343,201	387,856	$940,240.70
Shepherd Investments International, Ltd. Wisconsin	6,086,374	1,757,472	$4,260,461.80
Smithfield Fiduciary LLC New York	2,028,791	585,824	$1,420,153.70
T. Rowe Price Health Sciences Fund, Inc. New York	2,518,406	727,203	$1,762,884.20
T. Rowe Price Health Sciences Portfolio, Inc. New York	18,935	5,467	$13,254.50
TD Mutual Funds - TD Health Sciences Fund New York	186,135	53,747	$130,294.50
VALIC Company I—Health Sciences Fund New York	213,213	61,566	$149,249.10
John Hancock Trust—Health Sciences Trust New York	416,937	120,392	$291,855.90
Raytheon Company Combined DB/DC Master Trust—Health Sciences New York	37,019	10,689	$25,913.30
TOTAL	87,914,286	25,385,704	$61,540,000.20

EXHIBIT B

WARRANT

OFFERING WARRANT

NEITHER THIS WARRANT NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

NEORX CORPORATION

WARRANT TO PURCHASE COMMON STOCK

No. W-		, 2006
Void After , 2011

THIS CERTIFIES THAT, for value received,                                                     , with its principal office at                                                     , or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from NeoRx Corporation, a Washington corporation, with its principal office at 300 Elliott Avenue West, Suite 500, Seattle, WA 98119-4114 (the “Company”) up to                shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Securities Purchase Agreement dated as of February 1, 2006, by and among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1.          DEFINITIONS.   As used herein, the following terms shall have the following respective meanings:

(a)        “Exercise Period” shall mean the period commencing on the date hereof and ending               , 2011, unless sooner terminated as provided below.

(b)        “Exercise Price” shall mean $0.77 per share, subject to adjustment pursuant to Sections 5 and 6 below.

(c)        “Exercise Shares” shall mean the shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, subject to adjustment and limitation pursuant to the terms herein.

(d)        “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a change in the jurisdiction of incorporation of the Company), (2) the Company effects any sale, exclusive license or other conveyance of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of

1

Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a change in par value, or from par value to no par value, or no par value to par value, or as a result of a stock dividend, subdivision, split-up or combination of shares).

2.          EXERCISE OF WARRANT.

2.1        Method of Exercise.   The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)        An executed Notice of Exercise in the form attached hereto;

(b)        Payment of the Exercise Price either (i) in cash or by check or wire transfer of immediately available funds, or (ii) pursuant to a Cashless Exercise, as described below; and

(c)        This Warrant.

Immediately prior to the expiration of the Exercise Period, the portion of this Warrant not exercised prior thereto shall automatically be deemed to be exercised in full in the manner set forth in Section 2.2, without any further action on behalf of the Holder; provided, however, that in the event that the cashless exercise formula set forth in Section 2.2 yields a result that is less than or equal to zero, then the unexercised portion of this Warrant shall automatically terminate and become void. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the affected Holder.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or Persons affiliated with the Holder, if the Holder so designates, as promptly as practicable, and in any event within (3) Business Days thereafter, and shall be issued in certificate form and delivered to the Holder.

The Person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

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2.2        Cashless Exercise.   Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise, and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A)
B
Where:	X =	the number of shares of Common Stock to be issued to the Holder.
	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.
	A =	the Exercise Price.
	B =	the Current Market Price of one share of Common Stock.

“Current   Market Price” means on any particular date:

(a)        if the Common Stock is traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b)        if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation;

(c)        if the Common Stock is traded over-the-counter, but not on the Nasdaq Capital Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(d)        if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3        Partial Exercise.   If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other Person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 7 hereof.

3.          COVENANTS OF THE COMPANY.

3.1        Covenants as to Exercise Shares.   The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and

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charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant (taking into account any adjustments and restrictions set forth in Sections 5, 6, 7 and 8 hereof). If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2        No Impairment.   Except and to the extent as waived or consented to by the Holder or otherwise in accordance with Section 12 hereof, the Company will not, by amendment of its Articles of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all commercially reasonable actions as may be necessary in order to protect the exercise rights of the Holder against impairment.

3.3        Notices of Record Date.   In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not adversely affect the validity of the dividend or distribution required to be specified in such notice.

3.4        Charges, Taxes and Expenses.   Issuance and delivery of Exercise Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Exercise Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Exercise Shares upon exercise hereof.

3.5        Reservation of Exercise Shares.   The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Exercise Shares upon exercise of this Warrant as herein provided, the number of Exercise Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

4.          REPRESENTATIONS OF HOLDER.

4.1        Acquisition of Warrant for Personal Account.   The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any

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arrangement or understanding with any other Persons regarding the sale or distribution of said Warrant, or except in accordance with the provisions of Article 6 of the Purchase Agreement with respect to the Exercise Shares, and except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article 6 of the Purchase Agreement or pursuant to and in accordance with the Securities Act.

4.2        Securities Are Not Registered.

(a)        The Holder understands that the offer and sale of the Warrant and the Exercise Shares have not been registered under the Securities Act on the basis of specific exemptions from the registration provisions of the Securities Act, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder realizes that the basis for such exemptions may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. Except in accordance with Article 6 of the Purchase Agreement, the Holder has no such present intention.

(b)        The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Exercise Shares, or to comply with any exemption from such registration.

4.3        Disposition of Warrant and Exercise Shares.

(a)        The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)         The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

(ii)       There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)      The Holder shall have notified the Company of the proposed disposition and shall have delivered to the Company an opinion of counsel to the Holder reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

Notwithstanding the foregoing provisions of this Section 4.3 above, no such restrictions shall apply to a transfer or assignment by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder;  (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an affiliated investment fund transferring to another affiliated investment fund; or

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(v) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transfer is effected in accordance with applicable securities laws, including establishing that the transferee qualifies as an “accredited investor” within the meaning of the Securities Act and the transferee agrees in writing to be subject to the terms of this Warrant and the Purchase Agreement to the same extent as if the transferee were an original Holder hereunder and thereunder.

(b)        The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5.          ADJUSTMENT OF EXERCISE PRICE.   In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, subdivision, split-up, or combination of shares, the number of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price and/or number of shares subject to this Warrant. The Company shall promptly provide a certificate from the Company notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number of shares issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number of shares under this Warrant after giving effect to such adjustment.

6.          OTHER ACTION AFFECTING COMMON STOCK.   In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in Section 5, then, if such action will materially adversely effect the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may equitable in the circumstances; provided, that, the mere authorization or issuance of additional shares of capital stock of the Company (other than pursuant to a stock dividend) shall not be considered an action creating any right to adjustment under this Section 6.

7.          FRACTIONAL SHARES.   No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

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8.          CERTAIN EVENTS.    If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Exercise Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s sole option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1)issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 8 and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall provide to the Holder ten days’ advance written notice of such Fundamental Transaction, and the Holder shall have the option, in its sole discretion, to allow any unexercised portion of the Warrant to be deemed automatically exercised pursuant to Sections 2.1 and 2.2. This Warrant will be binding upon the successors and assigns of the Company upon a Fundamental Transaction.

9.          NO SHAREHOLDER RIGHTS.   This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

10.        TRANSFER OF WARRANT.   Subject to applicable laws and compliance with Section 4.3 hereof and the terms of the Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any authorized transferee designated by the Holder. The authorized transferee shall sign an investment letter in form and substance satisfactory to the Company.

11.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.   If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof but shall not include a surety bond), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

12.        MODIFICATIONS AND WAIVER.   Unless otherwise provided herein, this Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Purchasers holding Warrants representing at least 60% of the aggregate number of Exercise Shares then issuable upon exercise of the Warrants issued under the Purchase Agreement provided, however, that such modification, amendment or waiver is made with respect to all Warrants

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issued under the Purchase Agreement and does not adversely affect the Holder without adversely affecting all holders of such Warrants in a similar manner; or (ii) the Holder.

13.        NOTICES, ETC.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records (as provided by the Holder to the Company), or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

14.        ACCEPTANCE.   Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein and in the Purchase Agreement.

15.        GOVERNING LAW.   This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California without regard to the principles of conflict of laws.

16.        DESCRIPTIVE HEADINGS.   The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17.        SEVERABILITY.   The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

18.        ENTIRE AGREEMENT.   This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                                   , 2006.

NEORX CORPORATION.

Gerald McMahon
Chairman and Chief Executive Officer
Address:	300 Elliott Avenue West, Suite 500
Seattle, WA 98119-4114
Attention: Chief Financial Officer
Facsimile: (206) 286-2537

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NOTICE OF EXERCISE

TO:  NEORX CORPORATION

(1)        The undersigned hereby elects to (check one box only):

☐   purchase                     shares of the Common Stock of NeoRx Corporation. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐   purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to                     shares.

(2)        Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)        The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except pursuant to Article 6 of the Purchase Agreement; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; and (iv) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act of 1933, as amended, covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel to the undersigned satisfactory to the Company, stating that such registration is not required.

(Date)	Holder’s Name:

Note: SIGNATURE MUST CONFORM IN ALL RESPECTS TO THE NAME OF HOLDER AS SPECIFIED ON THE FACE OF THE WARRANT.	(Authorized Signature)
(Title)

ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with applicable law and the terms of the Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

and                                                    is hereby appointed attorney to transfer said rights on the books of NeoRx Corporation, with full power of substitution in the premises.

Dated:	, 20
Holder’s Name:
Signature:
Title:
Holder’s Address:
Telephone:
Facsimile:
Signature Guaranteed:

NOTE:   The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

EXHIBIT D

PRE-CLOSING SECURITIES OWNERSHIP QUESTIONNAIRE

The undersigned (“Potential Purchaser”) hereby provides the following information to the Company and its legal counsel and represents and warrants that such information is accurate of the date hereof and shall be accurate as of the Closing Date:

1.                              Name.

Full Legal Name of Potential Purchaser

2.                              Address of Potential Purchaser.

Mailing Address:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3.                              Residency.

(a)                        State/Country of Residency of Potential Purchaser:

(b)                       Is the Potential Purchaser a “US Person” as defined in Rule 901(k) of Regulation S under the Securities Act? ☐Yes  ☐No

NOTE:  Regulation S defines a “US Person” as any of the following: (i) a natural person resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States; (iii) an estate of which any executor or administrator is a US Person; (iv) a trust of which any trustee is a US Person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US Person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or (viii) a partnership or corporation organized under the laws of any foreign jurisdiction and formed by a US Person for the purpose of investing in securities not registered under the Act.

4.                              Beneficial Ownership of Company Securities Prior to the Offering.

Except as set forth below in this Item 4, the Potential Purchaser is not the beneficial or registered owner of any Securities of the Company.

(a)                        As of [date prior to execution of Securities Purchase Agreement], 2005, the Purchaser owned outright (including shares registered in the Purchaser’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account),           shares of Company’s capital stock  If “zero,” please so state.

(b)                       In addition to the number of shares Purchaser owned outright as indicated in Item 4(a) above, as of [date prior to execution of Securities Purchase Agreement], 2005, the Purchaser had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise,                shares of the Company’s capital stock. If “zero,” please so state.

If the answer to Item 4(b) is not “zero,” please complete the following tables:

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Shared Investment Power:

Number of Shares	With Whom Shared	Nature of Relationship

(c)                        As of [date prior to execution of Securities Purchase Agreement], 2005, the Potential Purchaser had the right to acquire the following shares of the Company’s common stock pursuant to the exercise of outstanding stock options, warrants or other rights. If “none”, please so state.

SIGNATURE

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided in this Questionnaire that may occur subsequent to the date hereof at any time prior the Closing Date.

The undersigned understands and agrees that the information provided herein will be relied upon by the Company and its legal counsel in evaluating the availability of certain exemptions from registration under US federal and state securities laws and the applicability of shareholder approval and other requirements of the Nasdaq Marketplace Rules.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Potential Purchaser:
By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

EXHIBIT E

CERTIFICATE OF EXECUTIVE OFFICER

The undersigned,                     , does hereby certify that he has been duly elected and qualified as, and at this date is, the Chief Executive Officer of NeoRx Corporation (the “Company”) and that:

The representations and warranties of the Company contained in Article 2 of the Securities Purchase Agreement dated              , 2006 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Agreement”)  were true in all material respects when made and are true in all material respects on and as of the date hereof.

The Company has performed and complied in all material respects with all agreements, obligations and conditions contained in the Agreement that are required to be performed or complied with by it on or before the date hereof.

There has been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company from that described in the Agreement (and the Company Disclosure Schedule attached thereto).

IN WITNESS WHEREOF, the undersigned has executed this certificate this      day of         , 2006.

Chief Executive Officer

EXHIBIT F

CERTIFICATE OF SECRETARY

The undersigned,              , hereby certifies as follows:

She is the duly elected, qualified and acting Secretary of NeoRx Corporation, a Washington corporation (the “Company”).

Attached hereto as Exhibit A is a true and correct copy of the Company’s Amended and Restated Articles of Incorporation and all amendments, as in effect on the date hereof.

Attached hereto as Exhibit B is a true and correct copy of the Company’s Bylaws as in effect on the date hereof.

Attached hereto as Exhibit C is a true and correct copy of the resolutions of the Company’s Board of Directors adopted by the Board of Directors of the Company on January 25, 2006, approving, among other things, the performance of the Securities Purchase Agreement dated as of February 1, 2006 (the “Purchase Agreement”), including the amendment of the Company’s Articles of Incorporation to increase the Company’s authorized Common Stock to 200 million shares and the sale, issuance and delivery of the shares of Common Stock (the “Shares”) and warrants (the “Warrants”) issuable pursuant to the Purchase Agreement and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), in all cases subject to required shareholder approvals, to the Purchasers listed on Exhibit A to the Purchase Agreement, and such resolutions have not been modified or rescinded since their adoption and remain in full force and effect.

Attached hereto as Exhibit D is a true and correct copy of the proxy statement filed by the Company with the Commission and delivered to shareholders of the Company in accordance with the requirements of the Commission with respect to the Special Shareholders’ Meeting held on                      , 2006, to approve the issuance of the securities and other transactions contemplated by the Purchase Agreement dated as of February 1, 2006 and the related agreements and the amendment of the Company’s Articles of Incorporation to increase the Company’s authorized Common Stock to 200 million shares, each of which proposals was approved by the requisite vote of the shareholders; and such approval has not been modified or rescinded and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this     day of          , 2006.

By:
Secretary

Annex B

IRREVOCABLE AGREEMENT TO CONVERT SERIES B CONVERTIBLE PREFERRED STOCK

This Irrevocable Agreement to Convert Series B Convertible Preferred Stock (the “Agreement”) is made as of February 1, 2006 by and among NeoRx Corporation, a Washington corporation (the “Company”), the holders of shares of Series B Convertible Preferred Stock listed on Exhibit A attached hereto (individually, a “Preferred Holder” and collectively, the “Preferred Holders”) and the Purchasers (as defined below).

RECITALS

WHEREAS, pursuant to a Securities Purchase Agreement of even date herewith among the Company and the purchasers (collectively, the “Purchasers”) named therein (the “Purchase Agreement”), in form attached hereto as Exhibit B, the Company desires to sell to such Purchasers shares of the Company’s Common Stock (“Common Stock”) and warrants to purchase shares Common Stock (the “Equity Financing”);

WHEREAS, to provide the Company with additional resources to conduct its business and pursue shareholder approval of the transactions contemplated by the Purchase Agreement, pursuant to the terms and conditions of a Note and Warrant Purchase Agreement of even date herewith among the Company and the Purchasers, in form attached hereto as Exhibit C, the Purchasers have agreed to provide a convertible loan to the Company and the Company shall issue to the Purchasers convertible notes and warrants to purchase shares of Common Stock (the “Bridge Financing”);

WHEREAS, a condition to the Purchaser’s obligations under the Purchase Agreement is that the Company and the Preferred Holders enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which each of the Preferred Holders agrees to convert all of the outstanding shares of Series B Convertible Preferred Stock of the Company (“Series B Preferred”) into shares of the Company’s Common Stock pursuant to the provisions of Sections 5(a) and (c) of the Designation of Rights and Preferences of Series B Convertible Preferred Stock of the Company (“Series B Preferred Designation of Rights and Preferences”), which is incorporated into and a part of the Company’s Amended and Restated Articles of Incorporation (the “Amended Articles”);

WHEREAS, each Preferred Holder is the holder and owner of record of that number of shares of Series B Preferred listed opposite its name on Exhibit A hereto; and

WHEREAS, the Company and the Preferred Holders desire to facilitate the consummation of the Bridge Financing and the Equity Financing by irrevocably agreeing to the terms and conditions set forth below pursuant to which all outstanding shares of Series B Preferred will be voluntarily converted by the holder thereof into shares of Common Stock.

AGREEMENT

The parties agree as follows:

1.          Consent to Conversion.   Each Preferred Holder hereby agrees to execute and deposit with the Company simultaneously herewith a written shareholder conversion notice in the form attached hereto as Exhibit D (the “Consent”) to the voluntary conversion (the “Conversion”) of all of the outstanding shares of Series B Preferred held or beneficially owned by such Preferred Holder into shares of the Company’s Common Stock pursuant to and as provided in the provisions of Sections 5(a) and (c) (subject in all cases to the limitations of Sections 5(i) and 5(h)) of the Series B Preferred Designation of Rights and Preferences, which is incorporated into and a part of the Amended Articles. In the event the Closing of the Equity Financing does not occur, this Agreement and the Consents shall be of no further force or effect.

The Consent shall be subject to completion and delivery on the Preferred Holder’s behalf by the Attorney-in-Fact as set forth in Section 3 below. The Conversion shall be effective immediately after the Closing (as defined in the Purchase Agreement) of the Equity Financing upon the terms set forth in Exhibit B hereto (or any changes approved in advance by each of the Preferred Holders (the “Conversion Date”)). Each Preferred Holder hereby acknowledges and agrees that the number of shares of Common Stock that such Preferred Holder is entitled to be issued upon the Conversion, including, without limitation, after giving effect to any anti-dilution adjustments to the shares of Series B Preferred in accordance with the Amended Articles and the Series B Preferred Designation of Rights and Preferences upon the issuance of the Transaction Securities (as defined in the Purchase Agreement), are as set forth opposite such Preferred Holder’s name on Exhibit E hereto.

2.          Agreement.   Each of the Preferred Holders hereby agrees to vote, if necessary, all of the shares of the Company’s Series B Preferred (now or hereafter beneficially owned by such Preferred Holder), including on an as-converted basis as a single voting class with the Company’s Common Stock, to execute any other consents and to take any such other actions as may be necessary to effect the Conversion, all in accordance with the terms of this Agreement and the Amended Articles and to the extent permitted by Nasdaq. Within two (2) business days after the Conversion Date, each Preferred Holder hereby agrees to deliver and surrender to the Company the original certificate representing the Series B Preferred that was converted pursuant to the Conversion. At or prior to the Closing (as defined in the Purchase Agreement), the Attorney-in Fact (as defined below) hereby agrees to take all actions set forth in Section 3 below and to deliver and release to the Company fully completed and executed Consents on behalf of each Preferred Holder. The Company hereby agrees to issue the shares of Common Stock to the Preferred Holders (and certificates therefor) as set forth on Exhibit E hereto upon the Conversion promptly and in accordance with the provisions of Section 5(c) of the Series B Preferred Designation of Rights and Preferences and the Amended Articles and to otherwise comply in all respects with the provisions of such charter documents, including, without limitation, Section 10 of the Series B Preferred Designation of Rights and Preferences. The Company and the Preferred Holders hereby agree that upon the Conversion the shares of Series B Preferred so converted shall not be reissued by the Company and shall be retired and cancelled.

3.          Irrevocable Agency.   Each Preferred Holder hereby irrevocably appoints the Perkins Coie LLP, counsel to the Company (the “Attorney-in-Fact”), as its agent and attorney-in-fact in its name, place and stead, with full power and authority to act, including full power of substitution, in the name of, for and on behalf of each Preferred Holder relating to any matters arising in connection with, or related to the following actions and omissions to: (i) fill in the effective date of the Conversion in the Consent based upon the Conversion Date specified in Section 1 and (ii) deliver and release the fully completed and executed Consent on behalf of such Preferred Holder to the Company on or after the Conversion Date for the limited purpose of consenting to and causing the Conversion as set forth herein, to the same extent and with the same effect as the undersigned might or could do under any applicable laws governing the rights and powers of shareholders of a Washington corporation. It is understood and agreed that the Consent and this irrevocable appointment relates solely to the Conversion to be effected in accordance with this Agreement and does not authorize the Attorney-in-Fact to take any other action with respect to any other matters. The Company is entitled to rely on any action or decision taken by the Attorney-in-Fact within the scope of the appointment specifically set forth herein. This Agreement and the agency appointment contained herein are coupled with an interest and may not be revoked during the term of this Agreement. The Attorney-in-Fact may not delegate, assign or otherwise transfer its obligations hereunder to another person or entity without the prior written consent of the Company, the Preferred Holders, and the Purchasers holding at least 60% in interest of the convertible notes issued in the Bridge Financing.

4.          Representations, Warranties and Covenants.

(a)        By the Preferred Holders.   Each Preferred Holder hereby represents and warrants that such Preferred Holder (a) owns the shares of the Series B Preferred set forth on Exhibit A attached hereto, (b) has full power to enter into this Agreement and has not, prior to the date of this Agreement, executed or delivered any proxy or entered into any other voting or agency agreement or similar arrangement with respect to the matter set forth herein, (c) will not transfer, assign, encumber or otherwise dispose of any shares of Series B Preferred prior to the earlier of the Conversion or the termination of this Agreement as set forth in Section 5 hereof and will not take any other action inconsistent with the purposes and provisions of this Agreement and (d) believes such Preferred Holder has received all the information it considers necessary or appropriate for deciding whether to effect the Conversion with respect to such Preferred Holder’s shares of Series B Preferred and such Preferred Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Conversion, the sale and issuance of the Transaction Securities (as defined in the Purchase Agreement) and the business, properties, prospects and financial condition of the Company.

(b)        By the Company.   The Company represents and warrants, as of the date hereof and as of the Conversion Date, that (i) the Company has filed a Registration Statement on Form S-3, as amended (No. 333-11344) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the shares of Common Stock issuable upon conversion of the Series B Preferred and exercise of the warrants to purchase shares of common stock (the “Warrants”) granted pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated as of December 3, 2003, by and among the Company and the buyers named therein (the “Registrable Securities”); (ii) the Registration Statement is currently effective with the Commission, and the Company has no knowledge that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission; (iii) the Registrable Securities are available for resale by the Preferred Holders under the Securities Act of 1933 (the “Securities Act”) pursuant to the Registration Statement, subject to compliance by the Preferred Holders with the prospectus delivery or other requirements under Rule 144 of the Securities Act; (iv) the Registration Statement complies in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder applicable to the Registration Statement; (v) the Registration Statement does not and, at the time it was filed, each document incorporated by reference in the Registration Statement did not, contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the Registrable Securities upon issuance will be validly issued, fully paid and non-assessable and will not be subject to preemptive or other similar rights of shareholders of the Company. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed under this Agreement by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Agreement and in the taking of all such actions as may be reasonably necessary to protect the rights of the parties to this Agreement against impairment.

5.          Termination.   This Agreement (including the Appointment of the Attorney-in- Fact pursuant to Section 3 hereof) shall terminate upon the earlier to occur of: (i) the occurrence of any event pursuant to which all of the outstanding shares of Series B Preferred are converted into shares of the Company’s Common Stock, (ii) the consummation of a Liquidation (as defined in Section 3(d) of the Amended Articles) or (iii) June 1, 2006.

6.          Miscellaneous.

(a)        Entire Agreement.   This Agreement and the exhibits hereto constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

(b)        Successors and Assigns.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c)        Amendments and Waivers.   Any term hereof may be amended or waived only with the written consent of the Company, the Preferred Holders, and the Purchasers holding at least 60% in interest of the convertible notes issued in the Bridge Financing.

(d)        Notices.   Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by fax, or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on the signature page or on Exhibit A hereto or in the Purchase Agreement, or as subsequently modified by written notice.

(e)        Severability.   If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

(f)         Governing Law.   This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

(g)        Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

(h)        Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)         Specific Enforcement.   It is agreed and understood that monetary damages would not adequately compensate an injured party to this Agreement for the breach of the provisions of this Agreement by any other party hereto, that the terms of this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy of law for such breach or threatened breach.

(j)         Confidentiality.   With the exception of the information in Schedules A and B, which shall remain confidential at all times (except to the extent disclosure of such information is required by law or the rules of the Commission or Nasdaq), each Preferred Holder agrees to treat and hold as confidential the terms of this Agreement and the transactions contemplated hereby until such time as the Bridge Financing and Equity Financing have been publicly disclosed pursuant to Section 4.4 of the Purchase Agreement.

(k)        Independent Nature of Preferred Holders’ Obligations and Rights.   The obligations of each Preferred Holder under this Agreement are several and not joint with the obligations of any other Preferred Holder, and no Preferred Holder shall be responsible in any way for the performance of the obligations of any other Preferred Holder under this Agreement. Nothing contained herein or therein and no action taken by any Preferred Holder pursuant hereto or thereto, shall be deemed to constitute the Preferred Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Preferred Holders are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Preferred Holder confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Preferred Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Preferred Holder to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

THE COMPANY
NEORX CORPORATION
/s/ GERALD MCMAHON
Gerald McMahon
Chairman and Chief Executive Officer

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
ROYAL BANK OF CANADA
By its agent
RBC Capital Markets Corporation
By:	/s/ STEVEN C. MILKE
Name:	Steven C. Milke
Managing Director
By:	/s/ JOSEF MUSKATEL
Name:	Joseph Muskatel
Director and Senior Counsel

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
By:	/s/ LARRY GOLDFARB
Name:	LARRY GOLDFARB
Its:	MANAGING PARTNER

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
T ROWE PRICE ASSOCIATES, INC.
As Registered Investment Adviser to the T. Rowe Price Funds listed in Exhibits A and B
RBC Capital Markets Corporation
By:	/s/ JAY S. MARKOWITZ
Name:	JAY S. MARKOWITZ
Its:	VICE PRESIDENT

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PREFERRED HOLDER
SDS CAPITAL GROUP SPC, LTD.
By:	/s/ STEVE DERBY
Name:	STEVE DERBY
Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
ABINGWORTH BIOVENTURES IV EXECUTIVES LP
By:	/s/JAMES ABELL
Name:	ABINGWORTH MANAGEMENT LTD JAMES ABELL
Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
ABINGWORTH BIOEQUITIES MASTER FUND LTD
By:	/s/JAMES ABELL
Name:	ABINGWORTH MANAGEMENT LTD JAMES ABELL
Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
ABINGWORTH BIOVENTURES III LP
By:	/s/JAMES ABELL
Name:	JAMES ABELL ABINGWORTH MANAGEMENT LTD
Its:	DIRECTOR

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV Co-Investment
Fund, L.P.
/s/ CARL GOLDFISCHER
By:	Bay City Capital LLC, its Manager
By:	Carl Goldfischer, Manager and Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV, L.P.
/s/ CARL GOLDFISCHER
By:	Bay City Capital LLC, its Manager
By:	Carl Goldfischer, Manager and Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
MPM ASSET MANAGEMENT
INVESTORS 2005 BVIII LLC
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOEQUITIES MASTER FUND, LP
By:	MPM BioEquities GP, L.P., its General Partner
By:	MPM BioEquities GP LLC, its General Partner
By:	/s/ KURT VON EMSTER
Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
MPM BIOVENTURES III GMBH & CO.
BETEILIGUNGS KG
By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOEQUITIES III PARALLEL FUND L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
MPM BIOVENTURES III, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOVENTURES III-QP, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name:	Nicholas J. Simon
Title:	Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER

By:	/s/ STEVEN BLOOM
Name:	Steven Bloom
Title:	Managing Director, Sagamore Hill Capital Management, on behalf of Sagamore Hill Hub Fund, Ltd.
One Manhattanville Road
Purchase, NY 10577

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
SHEPHERD INVESTMENTS INTERNATIONAL, LTD.
BY:	STARK OFFSHORE MANAGEMENT, LLC ITS INVESTMENT MANAGER
By:	/s/ MICHAEL A. ROTH
Name:	Michael A. Roth
Its:	Managing Member

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IRREVOCABLE AGREEMENT TO CONVERT SERIES B CONVERTIBLE PREFERRED STOCK

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
T. ROWE PRICE ASSOCIATES, INC., AS REGISTERED INVESTMENT ADVISER TO THE PARTICIPATING T. ROWE PRICE ACCOUNTS IN EXHIBIT B
By:	/s/ DARRELL N. BRAMAN
Darrell N. Braman
Vice President and Associate Legal Counsel
100 East Pratt Street
Baltimore, MD 21202
Phone: 410-345-2013
Facsimile: 410-345-6575

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
DEERFIELD SPECIAL SITUATIONS FUND, LTD.
By:	/s/ DARREN LEVINE
Name:	DARREN LEVINE
Its:	CFO

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

IN WITNESS WHEREOF, the undersigned hereby execute this Irrevocable Agreement to Convert Series B Convertible Preferred Stock on the date first set forth above.

PURCHASER
DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LTD.
By:	/s/ DARREN LEVINE
Name:	DARREN LEVINE
Its:	CFO

Signature Page to Irrevocable Agreement to Convert Series B Convertible Preferred Stock

EXHIBIT A

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned
SDS Capital Group SPC, LTD. c/o SDS Capital Group 53 Forest Avenue Old Greenwich, CT 06870 Attn: Steve Derby Scott Derby	330
BayStar Capital II, LP c/o BayStar Capital Management, LLC 80 E. Sir Francis Drake Blvd., Suite 2B Lakespur, CA 94939 Attention: Lawrence Goldfarb Michael Randall	170
Royal Bank of Canada c/o RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006 Attn: Josef Muskatel Director and Senior Counsel Derivatives Tel: (212) 858-7492 Fax: (212) 428-3062	1,000

Name and Address of Series B Holder	Shares of Series B Preferred Beneficially Owned
T. Rowe Price Health Sciences Fund, Inc. Nominee name: Lobstercrew & Co. State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez	45
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
TD Mutual Funds—TD Health Sciences Fund Nominee name: Mac & Co. Physical Deliveries New York Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271	13
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
Valic Company I—Health Sciences Fund Nominee name: Squidrig & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110	5
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
John Hancock Trust-Health Sciences Trust Nominee name: Lamppost & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110	6
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202

IDEX Mutual Funds-IDEX T. Rowe Price Health Sciences Nominee name: Hare & Co. Bank of New York One Wall Street Window A New York, NY 10286	3
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
Raytheon Company Combined DB/DC Master Trust—Health Sciences Nominee name: BOST & Co. Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271	3
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
TOTAL	1,575

EXHIBIT B

SECURITIES PURCHASE AGREEMENT

[See Annex A]

EXHIBIT C

NOTE AND WARRANT PURCHASE AGREEMENT

[See Annex C]

EXHIBIT D

FORM OF SHAREHOLDER CONVERSION NOTICE

(To be executed by the registered Holder in order to convert shares of Convertible Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series B Convertible Preferred Stock (the “Convertible Preferred Stock”) indicated below into shares of common stock, par value $0.02 per share (the “Common Stock”), of NeoRx Corporation, a Washington corporation (the “Corporation”), according to the Designation of Rights and Preferences of the Convertible Preferred Stock and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Shareholder Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If the shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. A copy of the certificate representing the Convertible Preferred Stock being converted is attached hereto.

Date of Conversion (Date of Notice)

Number of shares of Convertible Preferred Stock owned prior to Conversion

Number of shares of Convertible Preferred Stock to be Converted

US$10,000.00
Stated Value of Convertible Preferred Stock to be Converted

$0.00
Amount of accumulated and unpaid dividends on shares of Convertible Preferred Stock to be Converted

Number of shares of Common Stock to be Issued (including conversion of declared but unpaid dividends on shares of Convertible Preferred Stock to be Converted)

$1.65
Applicable Conversion Value

Number of shares of Convertible Preferred Stock owned subsequent to Conversion

Conversion Information: [NAME OF HOLDER]

Address of Holder:

Issue Common Stock to (if different than above):
Name:
Address:

Tax ID #:

The undersigned represents, subject to the accuracy of information filed under the Securities Act and the Exchange Act by the Corporation with respect to the outstanding Common Stock of the

Corporation, as of the date hereof that, after giving effect to the conversion of Preferred Shares pursuant to this Shareholder Conversion Notice, the undersigned will not exceed the “Beneficial Ownership Cap” contained in Section 5(h) of the Designation of Rights and Preferences of the Convertible Preferred Stock.

Name of Holder
By:
Name:
Title:

EXHIBIT E

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion
SDS Capital Group SPC, LTD. c/o SDS Capital Group 53 Forest Avenue Old Greenwich, CT 06870 Attn: Steve Derby Scott Derby	2,000,000
BayStar Capital II, LP c/o BayStar Capital Management, LLC 80 E. Sir Francis Drake Blvd., Suite 2B Lakespur, CA 94939 Attention: Lawrence Goldfarb Michael Randall	1,030,303
Royal Bank of Canada c/o RBC Capital Markets Corporation One Liberty Plaza 165 Broadway New York, NY 10006 Attn: Josef Muskatel Director and Senior Counsel Derivatives Tel: (212) 858-7492 Fax: (212) 428-3062	6,060,606

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion
T. Rowe Price Health Sciences Fund, Inc. Nominee name: Lobstercrew & Co. State Street Bank New York Settlements DTC/NY Window 55 Water Street New York, NY 10041 Attn: Robert Mendez	272,727
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
TD Mutual Funds—TD Health Sciences Fund Nominee name: Mac & Co. Physical Deliveries New York Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271	78,788
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202

Name and Address of Series B Holder	Shares of Common Stock To Be Beneficially Owned Upon the Conversion
Valic Company I—Health Sciences Fund Nominee name: Squidrig & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110	30,303
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
John Hancock Trust-Health Sciences Trust Nominee name: Lamppost & Co. State Street Bank 2 Avenue de Lafayette, 5 Northwest Boston, MA 02110	36,364
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
IDEX Mutual Funds-IDEX T. Rowe Price Health Sciences Nominee name: Hare & Co. Bank of New York One Wall Street Window A New York, NY 10286	18,182
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
Raytheon Company Combined DB/DC Master Trust—Health Sciences Nominee name: BOST & Co. Mellon Securities Trust Co. 120 Broadway, 13th Floor New York, NY 10271	18,182
Copy to:
Darrell N. Braman, Vice President T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 20202
TOTAL	9,545,455

Annex C

NEORX CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

NEORX CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (the “Agreement”) is made as of the 1st day of February, 2006 (the “Effective Date”) by and among NEORX CORPORATION, a Washington corporation (the “Company”), and the persons and entities named on the Schedule of Purchasers attached hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

A.         The Purchasers desire to purchase and the Company desires to sell, subject to shareholder approval and the terms and conditions stated in that certain Securities Purchase Agreement dated as the date hereof (the “Securities Purchase Agreement”), up to a maximum of $65,000,000 of Common Stock and Warrants of the Company.

B.         To provide the Company with additional resources to conduct its business and pursue shareholder approval of the transactions contemplated by the Securities Purchase Agreement, the Purchasers have agreed, subject to the terms and conditions of this Agreement, to lend the Company the principal sum of approximately Three Million Four Hundred Sixty Thousand Dollars ($3,460,000).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Purchaser, intending to be legally bound, hereby agree as follows:

1.          AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF THE WARRANTS

1.1        The Loan.   Subject to the terms of this Agreement, each Purchaser set forth on the Schedule of Purchasers attached hereto (each, a “Purchaser”) agrees to lend to the Company at the Loan Closing (as defined in Section 4.3), the amount set forth opposite each such Purchaser’s name under the column entitled “Loan Amount” on the Schedule of Purchasers attached hereto (each, a “Loan Amount” and collectively, the “Total Loan Amount” or “Loan”) against the issuance and delivery by the Company of a convertible promissory note or notes for such amount(s), in substantially the form attached hereto as Exhibit A (each, a “Note” and collectively, the “Notes”). Each Note may be converted into shares of the Company’s Common Stock as provided in such Note.

1.2        Issuance of Warrants.   On the Loan Closing Date (as defined in Section 4.3), the Company shall, as additional consideration for the Loan, issue to each Purchaser a warrant in substantially the form attached hereto as Exhibit B (each, a “Bridge Warrant” and collectively the “Bridge Warrants”).

1.3        Definitions.   Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Securities Purchase Agreement.

2.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2.1        Representations and Warranties of the Company.   The Company hereby covenants and agrees that all representations and warranties of the Company set forth in Article 2 of the Securities Purchase Agreement are true and correct as of the Loan Closing Date, which representations and warranties are incorporated herein by this reference with the same force and effect as though each such representation and warranty was set forth in full herein.

1

3.          REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

3.1        Representations and Warranties of the Purchasers.   Each Purchaser hereby covenants and agrees that all representations and warranties of the Purchasers set forth in Article 3 of the Securities Purchase Agreement are true and correct as of the Loan Closing Date, which representations and warranties are incorporated herein by this reference with the same force and effect as though each such representation and warranty was set forth in full herein.

4.          CONDITIONS TO CLOSING

4.1.       Conditions to the Company’s Obligations under this Agreement.   The Company’s obligation to issue and deliver the Notes and Bridge Warrants to each Purchaser is subject to the fulfillment or waiver as of the Loan Closing Date of the following conditions:

(a)        Receipt of Proceeds.   The Company shall have received payment of the Total Loan Amount, paid by the Purchasers pursuant to the allocation as set forth opposite each Purchaser’s name on Exhibit A hereto. The Total Loan Amount shall be paid in immediately available funds, in US dollars.

(b)        Representations and Warranties.   The representations and warranties made by each Purchaser in Article 3 of the Securities Purchase Agreement and herein shall be true and correct in all material respects when made and as of the Loan Closing Date.

(c)        Covenants.   All covenants, agreements and conditions contained in this Agreement and the Securities Purchase Agreement to be performed by the Purchasers on or prior to the Loan Closing Date shall have been performed or complied with in all material respects.

(d)        Blue Sky.   The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the issuance of the Notes, the Bridge Warrants and the Issuable Common Stock (defined below).

(e)        Nasdaq Qualification.   The shares of the Company’s Common Stock issuable upon conversion of the Note and upon exercise of the Bridge Warrants (the “Issuable Common Stock”) shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(f)         Absence of Litigation.   No proceeding challenging this Agreement or the Securities Purchase Agreement and the other Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Loan Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g)        No Governmental Prohibition or Third Party Consents.   The issuance of the Notes, the Bridge Warrants and the Issuable Common Stock by the Company shall not be prohibited by any law or governmental order or regulation and any governmental, regulatory or third party consents of approvals, if any, necessary for the sale of the Notes, the Bridge Warrants and the Issuable Shares shall have been obtained.

4.2.       Conditions to the Purchaser’s Obligations under this Agreement.   Each Purchaser’s obligation to complete the purchase and sale of the Notes and Bridge Warrants is subject to the fulfillment or waiver as of the Loan Closing Date of the following conditions:

(a)        Representations and Warranties.   The representations and warranties made by the Company in Article 2 of the Securities Purchase Agreement and herein shall be true and correct in all material respects when made and as of the Loan Closing Date.

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(b)        Covenants.   All covenants, agreements and conditions contained in this Agreement and the Securities Purchase Agreement to be performed by the Company on or prior to the Loan Closing Date shall have been performed or complied with in all material respects.

(c)        Compliance with Laws.   The acquisition of the Notes, the Bridge Warrants and the Issuable Common Stock by each Purchaser hereunder shall be legally permitted by all laws and regulations to which each Purchaser or the Company is subject (including all applicable federal, state and foreign securities laws).

(d)        Legal Opinion.   The Company shall have delivered to such Purchaser an opinion, dated as of the Loan Closing Date, from Perkins Coie LLP, counsel to the Company, in substantially the form attached hereto as Exhibit D.

(e)        Nasdaq Qualification.   The Issuable Common Stock shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(f)         Absence of Litigation.   No proceeding challenging this Agreement or the Securities Purchase Agreement and the Related Agreements or the transactions contemplated hereby or thereby, or seeking to prohibit, alter, prevent or materially delay the Loan Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g)        No Governmental Prohibition or Third Party Consents.   The issuance of the Notes, the Bridge Warrants and the Issuable Common Stock by the Company shall not be prohibited by any law or governmental order or regulation and any governmental, regulatory or third party consents of approvals, if any, necessary for the sale of the Notes, the Bridge Warrants and the Issuable Common Stock shall have been obtained.

(h)        No Material Adverse Effect.   There shall not have occurred a Material Adverse Effect.

(i)         Execution and Delivery of Documents.   The following documents, in a form satisfactory to Purchasers, shall have been duly executed, acknowledged and delivered by all parties thereto, and shall be in full force and effect:

(i)         The Securities Purchase Agreement;

(ii)       This Agreement;

(iii)      The Notes;

(iv)       The Bridge Warrants;

(v)        A certificate from an officer of the Company with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement and the Related Agreements;

(vi)       A Security Agreement of even date herewith the form of which is attached hereto as Exhibit C (the “Security Agreement” and collectively with the Securities Purchase Agreement and this Agreement, the “Operative Agreements”);

(vii)     A UCC National Form financing statement covering all of the Collateral described in the Security Agreement shall have been recorded or filed for record in each public office wherein such recording or filing is deemed necessary or appropriate by the Purchasers to perfect the lien thereof as against creditors of or purchasers from the Company. Without limiting the foregoing, all taxes, fees and other charges in connection

3

with the execution, delivery, recording and filing of the foregoing instruments shall have been paid or allowance therefor shall have been made;

(viii)    Such documents and evidence to establish the existence and good standing of the Company and the authorization of the transactions contemplated by the Operative Agreements; and

(ix)       Such other documents or certificates and completion of such other matters, as the Purchasers may reasonably deem necessary or appropriate.

(j)         The Company and Texas State Bank shall have entered into a Forbearance Agreement in the form acceptable to the Purchasers.

(k)        The Company and each holder of Series B Convertible Preferred Stock shall have entered into the Irrevocable Agreement to Convert Series B Convertible Preferred Stock in the form attached hereto as Exhibit E.

4.3        Closing Date.   The closing of the Loan (the “Loan Closing”) shall be held on the date upon which all of the conditions set forth in Sections 4.1 and 4.2 have been satisfied or waived by the party in whose favor such condition runs (the “Loan Closing Date”).

4.4        Delivery and Closing Actions.   At the Loan Closing (i) each Purchaser shall deliver to the Company a check or wire transfer funds in the principal amount of such Purchaser’s applicable Loan Amount; (ii) the Company shall issue and deliver to each Purchaser concurrently upon receipt of Purchaser’s Loan Amount (a) a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s applicable Loan Amount and (b) a corresponding Bridge Warrant as specified in Section 1.2.

5.          OVERALL CAP ON NOTES, BRIDGE WARRANTS AND COMMON SHARES ISSUABLE TO PURCHASERS.

5.1        Notwithstanding anything in this Agreement, the Notes, the Bridge Warrants or the Operative Agreements to the contrary, if the rules of Nasdaq require, the Purchaser shall not have the right to acquire the Notes and the Bridge Warrants, or to convert or exercise any portion thereof into shares of Common Stock in accordance with their terms (such shares of Common Stock being referred to herein as “Conversion Shares”), to the extent that either (i) the aggregate number of Conversion Shares issued and issuable by the Company pursuant to the Notes and the Bridge Warrants exceeds 19.9% of the number of shares of Common Stock or the voting power of the Company outstanding on the original date of issuance of the Notes and the Bridge Warrants (“Date of Original Issuance”) or (ii) after giving effect to such acquisition, conversion or exercise, the Purchaser (together with the Purchaser’s affiliates) would beneficially own in excess of 19.9% of the number of shares of the Common Stock or the voting power of the Company outstanding immediately after the Loan Closing (the securities issued and issuable up to and in compliance with the 19.9% thresholds described in clauses (i) and (ii) above being referred to herein as the “Issuable Maximum”), unless the issuance of securities in excess of the Issuable Maximum shall first be approved by the Company’s shareholders in accordance with applicable law and the Bylaws and Articles of Incorporation of the Company. If at the time of any potential issuance of the Notes and the Bridge Warrants, or any conversion or exercise thereof, the Conversion Shares issued and issuable exceed the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), the Company shall issue to the Purchaser a number of Notes, Bridge Warrants and Conversion Shares not exceeding the Issuable Maximum, and the remainder of the Notes, Warrants and Conversion Shares to be issued shall constitute “Excess Securities” pursuant to Section 5.2 below.

5.2        In the event that the Purchaser’s receipt of the Notes, Bridge Warrants and Conversion Shares is restricted based on the Issuable Maximum, the Company shall promptly call a shareholder’s meeting for the purpose of obtaining shareholder approval of the issuance of the Excess Securities to the Purchaser. No Conversion Shares issued upon exercise of any Notes or Bridge Warrants acquired pursuant to this Agreement shall be entitled to vote to approve the issuance of the Excess Shares.

4

5.3        Neither the Company nor the Purchasers may waive the provisions of this Section 5.

6.          MISCELLANEOUS

6.1        Binding Agreement.   The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.2        Governing Law.   This Agreement shall be governed by and construed under the laws of the State of California, without giving effect to conflicts of laws principles.

6.3        Counterparts.   This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4        Titles and Subtitles.   The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5        Notices.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at NeoRx Corporation, 300 Elliott Avenue, West, Suite 500, Seattle, WA 98119, Attention: Chief Financial Officer, cc: Vice President- Legal, with copy to Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, WA 98101, Attention: Faith M. Wilson, and to Purchaser(s) at the address(es) set forth on the Schedule of Purchasers attached hereto or at such other address(es) as the Company or Purchase(s)r may designate by ten (10) days advance written notice to the other parties hereto.

6.6        Modification; Waiver.   No modification or permitted waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers (i) that have agreed to purchase a 60% in interest of the aggregate principal amount of the Notes to be issued, or (ii) if after the Note Closing, that hold at least 60% in interest of the aggregate principal amount of the then outstanding Notes; provided, however, that any such modification, waiver or consent that adversely affects any Purchaser in a different manner than other Purchasers shall require the consent of such Purchaser. For purposes of this provision, differences in investments or ownership among Purchasers shall not be considered as a basis for determining whether a modification, waiver or consent results in adversely affecting a Purchaser in a different manner.

6.7        Delays or Omissions.   It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Purchaser, upon any breach or default of the Company under this Agreement, the Security Agreement or any Note or Bridge Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Purchasers of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

6.8        Entire Agreement.   This Agreement, the Exhibits hereto and the Security Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

5

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

NEORX CORPORATION
/s/ GERALD MCMAHON
Gerald McMahon
Chairman and Chief Executive Officer

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
MPM BIOVENTURES III, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOVENTURES III-QP, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG
By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOVENTURES III PARALLEL FUND, L.P.
By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner
By:	/s/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Series A Member
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
MPM ASSET MANAGEMENT INVESTORS 2005 BVIII LLC
By:	/s/ NICHOLAS J. SIMON
Name: Nicholas J. Simon
Title: Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116
MPM BIOEQUITIES MASTER FUND, LP
By:	MPM BioEquities GP, L.P., its General Partner
By:	MPM BioEquities GP LLC, its General Partner
By:	/s/ KURT VON EMSTER
Manager
Address:	The John Hancock Tower
200 Clarendon Street, 54th Floor
Boston, MA 02116

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV Co-Investment Fund, L.P.
/s/ CARL S. GOLDFISHER
By: Bay City Capital LLC, its Manager
By: Carl S. Goldfisher, M.D. a Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111
Bay City Capital Management IV, LLC
General Partner of:
Bay City Capital Fund IV, L.P.
/s/ CARL S. GOLDFISHER
By:	Bay City Capital LLC, its Manager
By:	Carl S. Goldfisher M.D., a Managing Director
Address:	Bay City Capital
750 Battery Street, Suite 400
San Francisco, CA 94111

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
ABINGWORTH BIOVENTURES IV EXECUTIVES L.P.
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
ABINGWORTH BIOEQUITIES MASTER FUND LTD.
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
ABINGWORTH BIOVENTURES IV L.P.
By:	/s/ JAMES ABELL
Abingworth Management Ltd.
Name:	James Abell
Title:	Director

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
SMITHFIELD FIDUCIARY LLC
By:	/s/ ADAM J. CHILL
Name: Adam J. Chill
Title: Authorized Signatory

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:

By:	/s/ STEVEN BLOOM
Name: Steven Bloom
Title:	Managing Director, Sagamore Hill Capital Management, on behalf of Sagamore Hill Hub Fund, Ltd.
One Manhattanville Road
Purchase, NY 10577

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
SHEPHERD INVESTMENTS INTERNATIONAL, LTD.
BY: STARK OFFSHORE MANAGEMENT, LLC ITS INVESTMENT MANAGER
By:	/s/ MICHAEL A. ROTH
Name:	Michael A. Roth
Title:	Managing Member

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

NEORX CORPORATION

NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASER
T. ROWE PRICE ASSOCIATES, INC., AS REGISTERED INVESTMENT ADVISER TO THE PARTICIPATING T. ROWE PRICE ACCOUNTS IN THE SCHEDULE OF PURCHASERS
By:	/s/ KRIS H. JENNER
(signature)
Kris H. Jenner, Vice President
(print name and title)
100 E. Pratt Stret
Baltimore, MD 21202
Attn: Darrell N. Braman
Vice President and Associate
Legal Counsel
100 E. Pratt Street
Baltimore, MD 21202
Phone: 410-345-2013
Facsimile: 410-345-6575

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
DEERFIELD SPECIAL SITUATIONS FUND, LTD.
By:	/s/ DARREN LEVINE
Name:	Darren Levine
Title:	CFO

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.

PURCHASERS:
DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LTD.
By:	/s/ DARREN LEVINE
Name:	Darren Levine
Title:	CFO

SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT

SCHEDULES AND EXHIBITS

Schedule of Purchasers

Exhibit A:  Form of Convertible Promissory Note

Exhibit B:  Form of Bridge Warrant

Exhibit C:  Form of Security Agreement

Exhibit D:  Form of the Opinion of the Company’s counsel

Exhibit E:  Irrevocable Agreement to Convert Series B Preferred Stock

SCHEDULE OF PURCHASERS

Name and Address	Loan Amount	Warrant Shares
Abingworth BioEquities Master Fund Ltd.	$146,384.60	104,560
38 Jermyn Street London, England SW1Y6DN Attention: James Abell
Abingworth Bioventures IV Executives LP	$1,018.43	727
38 Jermyn Street London, England SW1Y6DN Attention: James Abell
Abingworth Bioventures IV LP	$118,750.81	84,822
38 Jermyn Street London, England SW1Y6DN Attention: James Abell
Bay City Capital Fund IV Co—Investment Fund, L.P.	$16,847.54	12,034
750 Battery Street, Suite 400 San Francisco, CA 94111 Attention: Judy Koh
Bay City Capital Fund IV, L.P.	$781,614.00	558,295
750 Battery Street, Suite 400 San Francisco, CA 94111 Attention: Judy Koh
Deerfield Special Situations Fund International, Ltd.	$259,500	185,357
780 3rd Avenue, 37th Floor New York, NY 10017 Attention: Darren Levine
Deerfield Special Situations Fund, LP	$139,730.77	99,807
780 3rd Avenue, 37th Floor New York, NY 10017 Attention: Darren Levine
MPM Asset Management Investors 2005 BVIII LLC	$19,648.82	14,035
The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon
MPM BioEquities Master Fund, LP	$159,692.34	114,066
The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon

Schedule of Purchasers

MPM BioVentures III GmbH & Co.	$93,739.39	66,956
Beteiligungs KG The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon
MPM BioVentures III Parallel Fund, L.P.	$33,508.77	23,935
The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon
MPM BioVentures III, L.P.	$74,589.61	53,278
The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon
MPM BioVentures III-QP, L.P.	$1,109,282.61	792,344
The John Hancock Tower 200 Clarendon Street, 54th Floor Boston, MA 02116 Attention: Nicholas Simon
Sagamore Hill Hub Fund, Ltd.	$52,863.73	37,760
One Manhattanville Road Purchase, NY 10577 Attention: Patrick Sikes
Shepherd Investments International, Ltd.	$239,538.46	171,099
3600 South Lake Drive St. Francis, WI 53235 Attention: Todd Turall
Smithfield Fiduciary LLC	$79,846.15	57,033
c/o Highbridge Capital Management LLC 9 West 57th Street, 27th Floor New York, NY 10019 Attention: Ari J. Storch
T. Rowe Price Health Sciences Fund, Inc.	$99,115.69	70,797
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202
T. Rowe Price Health Sciences Portfolio, Inc.	$745.23	532
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202
TD Mutual Funds - TD Health Sciences Fund	$7,325.62	5,232
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202

VALIC Company I—Health Sciences Fund	$8,391.33	5,994
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202
John Hancock Trust—Health Sciences Trust	$16,409.20	11,721
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202
Raytheon Company Combined DB/DC Master Trust— Health Sciences	$1,456.93	1,040
c/o Darrell N. Braman 100 East Pratt Street Baltimore, MD 21202
TOTAL LOAN AMOUNT	$3,460,000.03	2,471,424

Exhibit A

Form of Convertible Promissory Note

NEITHER THIS NOTE NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

CONVERTIBLE PROMISSORY NOTE

$	February 1, 2006
Seattle, Washington

For value received NEORX CORPORATION, a Washington corporation (“Payor”), promises to pay to                           or its assigns (“Holder”) at its office at                                                                               , or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of [                                                                            ] Dollars ($                      ), with interest on the outstanding principal balance hereof at the simple rate of 8% per annum, based on a 365 day year (the “Note Rate”). Interest shall commence accruing on the date hereof and shall continue on the outstanding principal balance hereof until paid in full or converted pursuant to the terms set forth herein. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

1.     This note (the “Note”) is issued as part of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Note and Warrant Purchase Agreement (the “Agreement”) dated as of February 1, 2006 (the “Agreement Date”) to the persons listed on the Schedule of Purchasers thereto (collectively, the “Holders”) and in connection with the consummation of the transactions described in that certain Securities Purchase Agreement dated as of February 1, 2006 (the “Securities Purchase Agreement”). Further, this Note is one of the Notes referred to in and is executed and delivered in connection with that certain Security Agreement dated as of the Agreement Date and executed by Payor in favor of the Secured Parties set forth therein (as the same may from time to time be amended, modified or supplemented or restated, the “Securities Agreement”). Each of the Agreement, the Securities Purchase Agreement and the Security Agreement is hereinafter referred to as an “Operative Agreement” and collectively, as the “Operative Agreements”. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2.     The outstanding principal balance hereof together with all accrued and unpaid interest owing hereunder shall be due and payable in full on the earliest to occur of  (i) May 31, 2006 (the “Term Date”) (ii) the date of the closing of the sale of the Common Stock and Warrants pursuant to the terms of the Securities Purchase Agreement (the “Financing Closing”); and (iii) the written election by the Holders of at least 60% in interest of the aggregate principal amount of the Notes outstanding pursuant to the Agreement following the occurrence of an Event of Default (each such date being referred to herein as a “Maturity Date”). All payments of interest and principal shall be in lawful money of the United States of

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America and in immediately available funds and shall be made pro rata among all Holders. All payments received on this Note shall be applied first to accrued and unpaid interest owing hereunder, and thereafter to principal.

3.     Payor may not prepay principal owing under this Note without the written consent of the Holders of at least 60% in interest of the aggregate principal amount of the Notes outstanding.

4.     Concurrently with the Financing Closing, the outstanding principal balance of this Note and all accrued and unpaid interest on the outstanding principal balance hereof shall, subject to the limitation on conversion set forth in Section 6 below, automatically convert into the number of shares of the Company’s Common Stock (the “Conversion Shares”) equal to the sum of the outstanding principal balance of this Note plus all accrued and unpaid interest owing under this Note, divided by $0.70 (the “Conversion Price”). In the event this Note is converted pursuant to this Section 4, the holder of this Note shall be treated for all purposes as the record holder of the Conversion Shares. The Conversion Shares have the rights and obligations of the Shares under the Securities Purchase Agreement and the holder thereof shall be deemed to be a Purchaser thereunder.

5.     (i) In the event the Financing Closing does not occur on or before May 31, 2006, (ii) if there occurs an Event of Default or (iii) the Notes are outstanding after the Term Date, then Holder thereafter may convert, at Holder’s option, by written notice delivered to Payor, the outstanding principal balance of this Note and all accrued and unpaid interest on the outstanding principal balance hereof into Conversion Shares at the lesser of: (X) the Conversion Price or (Y) the greater of (a) $0.45 per share or (b) the closing bid price per share of the Company’s Common Stock on the date of the Event of Default or on the Term Date, as applicable. In the event of such voluntary conversion, the Holder shall be treated for all purposes as the record holder of such Conversion Shares. Holder agrees that such conversion shall be subject to the limitation on conversion set forth in Section 6 below and all of the applicable terms and conditions of this Note and the Operative Agreements.

6.     Overall Cap on Common Stock Issuable to Holder.

(a)   Notwithstanding anything herein or in the Related Agreements to the contrary, if the rules of Nasdaq require, the Holder shall not have the right to acquire the Notes and the Bridge Warrants or to convert or exercise any portion thereof into shares of Common Stock in accordance with their terms (such shares of Common Stock being referred to herein as “Exercise Shares”), to the extent that either (i) the aggregate number of Exercise Shares issued and issuable by the Company pursuant to the Bridge Notes and the Bridge Warrants exceeds 19.9% of the number of shares of Common Stock or the voting power of the Company outstanding on the original date of issuance of the Bridge Notes and the Bridge Warrants (the “Date of Original Issuance”), or (ii) after giving effect to such acquisition, conversion or exercise, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 19.9% of the number of shares of the Common Stock or the voting power of the Company outstanding immediately after the closing of the Bridge Loan (the securities issued and issuable up to and in compliance with the 19.9% thresholds described in clauses (i) and (ii) above being referred to herein as the “Issuable Maximum”), unless the issuance of securities in excess of the Issuable Maximum shall first be approved by the Company’s shareholders in accordance with applicable law and the Bylaws and Articles of Incorporation of the Company. If, at the time of any potential of the Notes and the Bridge Warrants, or any conversion or exercise thereof, the Exercise Shares issued and issuable exceeds the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), the Company shall issue to the Holder a number of Notes, Bridge Warrants and Exercise Shares not exceeding the Issuable Maximum, and the remainder of the Notes, Bridge Warrants and Exercise Shares to be issued shall constitute “Excess Shares” pursuant to Section 6(b) below.

(b)   In the event that the Holder’s receipt of Notes, Bridge Warrants and Exercise Shares is restricted based on the Issuable Maximum, the Company shall promptly call a shareholder’s meeting for the purpose

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of obtaining shareholder approval of the issuance of the Excess Shares to the Holder. No Exercise Shares issued pursuant to conversion or exercise of any Notes or Bridge Warrants shall be entitled to vote to approve the issuance of the Excess Shares.

(c)   Neither the Company nor any Holder may waive the provisions of this Section 6.

7.     Unless previously converted pursuant to Section 5 or 6 hereof, the entire outstanding principal balance and all accrued and unpaid interest thereon at the Note Rate is not repaid in full on the Maturity Date, or if any payment of interest is not paid when due,  the outstanding principal balance of this Note thereafter shall bear interest until paid in full at an increased rate per annum equal to five percent (5%) above the Note Rate from and after the date of default to the date of the payment in full of such unpaid amount.

8.     Payor shall pay to the Holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys’ fees, expended or incurred by the Holder in connection with the enforcement of the Holder’s rights and/or the collection of any amounts which become due to the Holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by the Holder or any other person) relating to Payor or any other person or entity.

9.     All indebtedness owing under this Note is secured by the Collateral (as defined in the Security Agreement) identified and described as security therefor in the Security Agreement. Payor shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien (as defined in the Security Agreement) on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Security Agreement.

10.   If there shall be any Event of Default hereunder, at the option and upon the written election by the Holders of at least 60% in interest of the aggregate principal amount of the Notes outstanding and upon written notice to the Payor (which election and notice shall not be required and shall be automatic in the case of an Event of Default under Section 10(e) or 10(f)), the Holder of this Note may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Payor, and the obligation, if any, of the Holder to extend any further credit hereunder shall immediately cease and terminate. The occurrence of any one or more of the following shall constitute an Event of Default:

(a)   Payor fails to pay any principal amount due under this Note on the date the same becomes due and payable or any accrued and unpaid interest or other amounts due under this Note or any of the Operative Agreements on the date the same becomes due and payable;

(b)   Any financial statement or certificate furnished to Holder or otherwise in connection with any of the Operative Agreements or the transactions contemplated thereby, or any representation or warranty made by Payor under any of the Operative Agreements shall prove to be incorrect, false or misleading in any material respect when furnished or made.

(c)   Payor shall default in the performance of or compliance with any obligation, agreement or other provision contained in this Note or in any Operative Agreement (other than those referred to in subsections (a) and (b) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of fifteen (15) days from its occurrence;

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(d)   There shall exist or occur any event or condition which materially and adversely affects the Payor’s business, prospects or financial condition or is substantially likely to impair the business, prospects or financial condition of Payor or the Payor’s ability to perform any of its obligations under any of the Operative Agreements.

(e)   Payor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(f)    An involuntary petition is filed against Payor under any bankruptcy or insolvency law or any other law for the relief of, or relating to debtors, now or hereafter in effect, unless such petition is dismissed or discharged within sixty (60) days, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor.

11.   This Note shall be governed by and construed under the laws of the State of California, without giving effect to conflicts of laws principles.

12.   Except as otherwise provided herein, any term of this Note may be amended or waived with the written consent of Payor and Holders of at least 60% in interest of the aggregate principal amount of Notes issued (or, if after the closing of the Bridge Loan, by the Holders holding at least 60% in interest of the aggregate principal amount of the Notes outstanding) pursuant to the Agreement; provided that any such amendment or waiver is made with respect to all of the Notes. Upon the effectuation of such waiver or amendment in conformance with this Section 12, the Payor shall provide notice thereof to the record holders of the Notes who have not previously consented thereto.

13.   The Company and the Holder each hereby acknowledges and agrees that the Note constitutes equity of the Company for United States federal income tax purposes, and neither such party shall take any position on any tax or information reporting return inconsistent with such characterization.

14.   This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company and only to the extent permitted by applicable law. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note.

[Signature Page Follows Immediately]

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NEORX CORPORATION

Gerald McMahon
Chairman and Chief Executive Officer

Exhibit B

Form of Warrant

BRIDGE WARRANT

NEITHER THIS WARRANT NOR THE UNDERLYING SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND, ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

NEORX CORPORATION

WARRANT TO PURCHASE COMMON STOCK

No. W-	February 1, 2006

Void After February 1, 2011

THIS CERTIFIES THAT, for value received,                                                     , with its principal office at                                                     , or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from NeoRx Corporation, a Washington corporation, with its principal office at 300 Elliott Avenue West, Suite 500, Seattle, WA 98119-4114 (the “Company”) up to                      shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Note and Warrant Purchase Agreement (the “Agreement”) dated as of February 1, 2006 (the “Agreement Date”) to the persons listed on the Schedule of Purchasers thereto and in connection with the consummation of the transactions described in that certain Securities Purchase Agreement dated as of February 1, 2006 (the “Securities Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

1.          DEFINITIONS.   As used herein, the following terms shall have the following respective meanings:

(a)        “Exercise Period” shall mean the period commencing on the date hereof and ending February 1, 2011, unless sooner terminated as provided below.

(b)        “Exercise Price” shall mean $0.77 per share, subject to adjustment pursuant to Sections 5 and 6 below.

(c)        “Exercise Shares” shall mean the shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, subject to adjustment and limitation pursuant to the terms herein.

(d)        “Fundamental Transaction” means any of the following: (1) the Company effects any merger or consolidation of the Company with or into another Person pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property

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(other than as a result of a change in the jurisdiction of incorporation of the Company), (2) the Company effects any sale, exclusive license or other conveyance of all or substantially all of its assets in one or a series of related transactions pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (3) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (4) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a change in par value, or from par value to no par value, or no par value to par value, or as a result of a stock dividend, subdivision, split-up or combination of shares).

2.          EXERCISE OF WARRANT.

2.1        Method of Exercise.   The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)        An executed Notice of Exercise in the form attached hereto;

(b)        Payment of the Exercise Price either (i) in cash or by check or wire transfer of immediately available funds, or (ii) pursuant to a Cashless Exercise, as described below; and

(c)        This Warrant.

Immediately prior to the expiration of the Exercise Period, the portion of this Warrant not exercised prior thereto shall automatically be deemed to be exercised in full in the manner set forth in Section 2.2, without any further action on behalf of the Holder; provided, however, that in the event that the cashless exercise formula set forth in Section 2.2 yields a result that is less than or equal to zero, then the unexercised portion of this Warrant shall automatically terminate and become void. The Company may not call or redeem all or any portion of this Warrant without the prior written consent of the affected Holder.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or Persons affiliated with the Holder, if the Holder so designates, as promptly as practicable, and in any event within three (3) Business Days thereafter and shall be issued in certificate form and delivered to the Holder.

The Person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

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2.2        Cashless Exercise.   Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company, together with the properly endorsed Notice of Exercise, and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A)
B
Where:	X =	the number of shares of Common Stock to be issued to the Holder.
	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.
	A =	the Exercise Price.
	B =	the Current Market Price of one share of Common Stock.

“Current Market Price” means on any particular date:

(a)        if the Common Stock is traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b)        if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq Capital Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation;

(c)        if the Common Stock is traded over-the-counter, but not on the Nasdaq Capital Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(d)        if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3        Partial Exercise.   If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other Person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 7 hereof.

3.          COVENANTS OF THE COMPANY.

3.1        Covenants as to Exercise Shares.   The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and

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charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant (taking into account any adjustments and restrictions set forth in Sections 5, 6, 7, 8 and 9 hereof). . If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2        No Impairment.   Except and to the extent as waived or consented to by the Holder or otherwise in accordance with Section 13 hereof, the Company will not, by amendment of its Articles of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all commercially reasonable actions as may be necessary in order to protect the exercise rights of the Holder against impairment.

3.3        Notices of Record Date.   In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution, provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not adversely affect the validity of the dividend or distribution required to be specified in such notice.

3.4        Charges, Taxes and Expenses.   Issuance and delivery of Exercise Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Exercise Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Exercise Shares upon exercise hereof.

4.          REPRESENTATIONS OF HOLDER.

4.1        Acquisition of Warrant for Personal Account.   The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of said Warrant, or except in accordance with the provisions of Article 6 of the Securities Purchase Agreement with respect to the Exercise Shares, and except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article 6 of the Securities Purchase Agreement or pursuant to and in accordance with the Securities Act.

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4.2        Securities Are Not Registered.

(a)        The Holder understands that the offer and sale of the Warrant and the Exercise Shares have not been registered under the Securities Act on the basis of specific exemptions from the registration provisions of the Securities Act, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder realizes that the basis for such exemptions may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. Except in accordance with Article 6 of the Securities Purchase Agreement, the Holder has no such present intention.

(b)        The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Exercise Shares, or to comply with any exemption from such registration.

4.3        Disposition of Warrant and Exercise Shares.

(a)        The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i)         The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

(ii)       There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii)      The Holder shall have notified the Company of the proposed disposition and shall have delivered to the Company an opinion of counsel to the Holder reasonably satisfactory to the Company to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

Notwithstanding the foregoing provisions of this Section 4.3 above, no such restrictions shall apply to a transfer or assignment by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an affiliated investment fund transferring to another affiliated investment fund; or (v) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder; provided that in each case the transfer is effected in accordance with applicable securities laws, including establishing that the transferee qualifies as an “accredited investor” within the meaning of the Securities Act and the transferee agrees in writing to be subject to the terms of this Warrant and the Securities Purchase Agreement to the same extent as if the transferee were an original Holder hereunder and thereunder.

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(b)        The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OF THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR REGULATION S THEREUNDER, AND ACCORDINGLY, MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5.          ADJUSTMENT OF EXERCISE PRICE.   In the event of changes in the outstanding Common Stock of the Company by reason of a stock dividend or distribution, subdivision, split-up, or combination of shares, the number of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price and/or number of shares subject to this Warrant. The Company shall promptly provide a certificate from the Company notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number of shares issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number of shares under this Warrant after giving effect to such adjustment.

6.          OTHER ACTION AFFECTING COMMON STOCK.   In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in Section 5, then, if such action will materially adversely effect the rights of the holder of this Warrant, the number of shares of Common Stock or other stock into which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may equitable in the circumstances; provided, that, the mere authorization or issuance of additional shares of capital stock of the Company (other than pursuant to a stock dividend) shall not be considered an action creating any right to adjustment under this Section 6.

7.          FRACTIONAL SHARES.   No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

8.          OVERALL CAP ON COMMON STOCK ISSUED AND ISSUABLE.

8.1        Issuable Maximum.   Notwithstanding anything herein or in the Related Agreements to the contrary, if the rules of Nasdaq require, the Holder shall not have the right to acquire the Bridge Notes and the Bridge Warrants or to convert or exercise any portion thereof into shares of Common Stock in accordance with their terms (such shares of Common Stock being referred to

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herein as “Conversion Shares”), to the extent that either: (i) the aggregate number of Conversion Shares issued and issuable by the Company pursuant to the Bridge Notes and the Bridge Warrants exceeds 19.9% of the number of shares of Common Stock or the voting power of the Company outstanding on the original date of issuance of the Bridge Notes and the Bridge Warrants (“Date of Original Issuance”) or (ii) after giving effect to such acquisition, conversion or exercise, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 19.9% of the number of shares of the Common Stock or the voting power of the Company outstanding immediately after closing of the Bridge Loan (the securities issued and issuable up to and in compliance with the 19.9% thresholds described in clauses (i) and (ii) above, being referred to herein as the “Issuable Maximum”), unless the issuance of securities in excess of the Issuable Maximum shall first be approved by the Company’s shareholders in accordance with applicable law and the Bylaws and Articles of Incorporation of the Company. If, at the time of any potential issuance of the Bridge Notes and the Bridge Warrants, or any conversion or exercise thereof, the Conversion Shares issued and issuable exceed the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), the Company shall issue to the Holder a number of Bridge Notes, Bridge Warrants and Conversion Shares not exceeding the Issuable Maximum, and the remainder of the Bridge Notes, Bridge Warrants and Conversion Shares to be issued shall constitute “Excess Shares” pursuant to Section 8.2 below.

8.2        Shareholder Approval of Excess Shares.   In the event than the Holder’s receipt of Bridge Notes, Bridge Warrants and Conversion Shares is restricted based on the Issuable Maximum, the Company shall promptly call a shareholder’s meeting for the purpose of obtaining shareholder approval of the issuance of the Excess Shares to the Holder. No Conversion Shares issued pursuant to conversion or exercise of any Bridge Notes or Bridge Warrants shall be entitled to vote to approve the issuance of the Excess Shares.

8.3        No Waiver.   Neither the Company nor any Holder may waive the provisions of this Section 8.

9.          CERTAIN EVENTS.   If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Exercise Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder’s sole option and request, any successor to the Company or surviving entity in such Fundamental Transaction shall, either (1) issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof, or (2) purchase the Warrant from the Holder for a purchase price, payable in cash within five trading days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the date of such request. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 9 and insuring that the Warrant (or any

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such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall provide to the Holder ten days’ advance written notice of such Fundamental Transaction, and the Holder shall have the option, in its sole discretion, to allow any unexercised portion of the Warrant to be deemed automatically exercised pursuant to Sections 2.1 and 2.2. This Warrant will be binding upon the successors and assigns of the Company upon a Fundamental Transaction.

10.        NO SHAREHOLDER RIGHTS.   This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

11.        TRANSFER OF WARRANT.   Subject to applicable laws and compliance with Section 4.3 hereof and the terms of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any authorized transferee designated by the Holder. The authorized transferee shall sign an investment letter in form and substance satisfactory to the Company.

12.        LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.   If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof but shall not include a surety bond), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13.        MODIFICATIONS AND WAIVER.   Unless otherwise provided herein, this Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Purchasers holding Warrants representing at least 60% of the aggregate number of Exercise Shares then issuable upon exercise of the Warrants issued under the Purchase Agreement provided, however, that such modification, amendment or waiver is made with respect to all Warrants issued under the Purchase Agreement and does not adversely affect the Holder without adversely affecting all holders of such Warrants in a similar manner; or (ii) the Holder.

14.        NOTICES, ETC.   All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records (as provided by the Holder to the Company), or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

15.        ACCEPTANCE.   Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein and in the Agreement and the Securities Purchase Agreement.

16.        GOVERNING LAW.   This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of California without regard to the principles of conflict of laws.

17.        DESCRIPTIVE HEADINGS.   The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

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18.        SEVERABILITY.   The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

19.        ENTIRE AGREEMENT.   This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of February 1, 2006.

NEORX CORPORATION

Gerald McMahon
Chairman and Chief Executive Officer
Address:	300 Elliott Avenue West, Suite 500
Seattle, WA 98119-4114
Attention: Chief Financial Officer
Facsimile: (206) 286-2537

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NOTICE OF EXERCISE

TO: NEORX CORPORATION

(1)        The undersigned hereby elects to (check one box only):

☐         purchase                  shares of the Common Stock of NeoRx Corporation. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐         purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to                  shares.

(2)        Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)        The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares except pursuant to Article 6 of the Purchase Agreement; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; and (iv) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act of 1933, as amended, covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel to the undersigned satisfactory to the Company, stating that such registration is not required.

Holder’s Name:
(Date)

NOTE: SIGNATURE MUST CONFORM IN ALL	(Authorized Signature)
RESPECTS TO THE NAME OF HOLDER AS
SPECIFIED ON THE FACE OF THE WARRANT.
(Title)

ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with applicable law and the terms of the Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)
and is hereby appointed attorney to transfer said rights on the books of NeoRx Corporation, with full power of substitution in the premises.
Dated:	, 20
Holder’s Name:
Signature:
Title:
Holder’s Address:
Telephone:
Facsimile:
Signature
Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Exhibit C

Form of Security Agreement

NEORX CORPORATION

SECURITY AGREEMENT

THIS SECURITY AGREEMENT   dated as of February 1, 2006 (“Securities Agreement”), is made by and among NeoRx Corporation, a Washington corporation (“Grantor”), and the secured parties listed on the signature pages hereto (each, a “Secured Party” and, collectively, the “Secured Parties”).

RECITALS

A.          Each Secured Party has made and has agreed to make certain advances of money and to extend certain financial accommodation to Grantor as evidenced by those certain convertible promissory notes of even date herewith executed by Grantor in favor of each Secured Party pursuant to that certain Note and Warrant Purchase Agreement (the   “Purchase Agreement”)   of even date herewith by and between Grantor and the Secured Parties, (each, a “Note” and, collectively, the “Notes”), such advances and financial accommodations being referred to herein as the “Loans”.

B.         The Secured Parties are willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall have executed and delivered to the Secured Parties this Security Agreement.

AGREEMENT

NOW, THEREFORE, in order to induce the Secured Parties to make the Loans and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

1.          DEFINED TERMS.   When used in this Security Agreement the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

“Bankruptcy Code” means Title 11 of the United States Code, as amended or modified from time to time.

“Collateral” shall have the meaning assigned to such term in Section 2 of this Security Agreement.

“Contracts” means all contracts (including any customer, vendor, supplier, service or maintenance contract), leases, licenses, undertakings, purchase orders, permits, franchise agreements or other agreements (other than any right evidenced by Chattel Paper, Documents or Instruments), whether in written or electronic form, in or under which Grantor now holds or hereafter acquires any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

“Copyright License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in or to any Copyright or Copyright registration (whether Grantor is the licensee or the licensor thereunder) including, without limitation, licenses pursuant to which Grantor has obtained the exclusive right to use a copyright owned by a third party.

“Copyrights” means all of the following now owned or hereafter acquired or created (as a work for hire for the benefit of Grantor) by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, in whole or in part: (a) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or any other country; (b) registrations, applications, recordings and proceedings in the United States Copyright Office or in any similar office or

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agency of the United States, any State thereof or any other country; (c) any continuations, renewals or extensions thereof; (d) any registrations to be issued in any pending applications, and shall include any right or interest in and to work protectable by any of the foregoing which are presently or in the future owned, created or authorized (as a work for hire for the benefit of Grantor) or acquired by Grantor, in whole or in part; (e) prior versions of works covered by copyright and all works based upon, derived from or incorporating such works; (f) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to copyrights, including, without limitation, damages, claims and recoveries for past, present or future infringement; (g) rights to sue for past, present and future infringements of any copyright; and (h) any other rights corresponding to any of the foregoing rights throughout the world.

“Event of Default” means (i) any failure by Grantor forthwith to pay or perform any of the Secured Obligations, (ii) any breach by Grantor of any warranty, representation, or covenant set forth herein and (iii) any default or event of default under any Note; provided however, that each of the foregoing events shall only constitute an Event of Default upon the expiration of any cure period related to such event.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Grantor or in which  Grantor now holds or hereafter acquires or receives any right or interest, and shall include, in any event, any Copyright, Trademark, Patent, trade secret, customer list, internet domain name (including any right related to the registration thereof), proprietary or confidential information, mask work, source, object or other programming code, invention (whether or not patented or patentable), technical information, procedure, design, knowledge, know-how, software, data base, data, skill, expertise, recipe, experience, process, model, drawing, material or record.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests, whether in-bound or out-bound, whether in written or electronic form, now or hereafter owned or acquired or received by Grantor or in which Grantor now holds or hereafter acquires or receives any right or interest, and shall include any renewals or extensions of any of the foregoing thereof.

“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

“Patent License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right with respect to any invention on which a Patent is in existence (whether Grantor is the licensee or the licensor thereunder).

“Patents” means all of the following in which Grantor now holds or hereafter acquires any interest: (a) all letters patent of the United States or any other country, all registrations and recordings thereof and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b)all reissues, divisions, continuations, renewals, continuations-in-part or extensions thereof; (c) all petty patents, divisionals and patents of addition; (d) all patents to issue in any such applications; (e) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to patents, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (f) rights to sue for past, present and future infringements of any patent.

“Permitted Lien” means: (a) any Liens existing on the date of this Security Agreement and set forth on Schedule A attached hereto; (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; (c) Liens (i) upon or in any Equipment acquired or held by Grantor to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the Equipment so acquired, improvements thereon and the Proceeds of such Equipment; (d) leases or

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subleases and licenses or sublicenses granted to others and existing as of the date of this Security Agreement; (e) any right, title or interest of a licensor under a license existing as of the date of this Security Agreement; (f) Liens arising from judgments, decrees or attachments; (g) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar Liens affecting real property not interfering in any material respect with the ordinary conduct of the business of Grantor; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; (j) Liens on equipment and other personal property (including proceeds thereof and accessions thereto) securing capital or operating lease obligations, including without limitation sale and lease-back transactions; and (k) Liens, not otherwise permitted, which Liens do not in the aggregate exceed $100,000 at any one time.

“Pro Rata” means, as to any Secured Party at any time, the percentage equivalent at such time of such Secured Party’s aggregate unpaid principal amount of Loans, divided by the combined aggregate unpaid principal amount of all Loans of all Secured Parties.

“Required Lenders” means any Secured Party or group of Secured Parties holding at least sixty percent (60%) of the outstanding and unpaid principal amount under all Loans of all Secured Parties.

“Secured Obligations” means (a) the obligation of Grantor to repay the Secured Parties all of the unpaid principal amount of, and accrued interest on (including any interest that accrues after the commencement of bankruptcy), the Loans and (b) the obligation of Grantor to pay any fees, costs and expenses of Secured Party under Section 6(c) hereof.

“Security Agreement” means this Security Agreement and all Schedules hereto, as the same may from time to time be amended, modified, supplemented or restated.

“Trademark License” means any agreement, whether in written or electronic form, in which Grantor now holds or hereafter acquires any interest, granting any right in and to any Trademark or Trademark registration (whether Grantor is the licensee or the licensor thereunder).

“Trademarks” means any of the following in which Grantor now holds or hereafter acquires any interest: (a) any trademarks, tradenames, corporate names, company names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country (collectively, the “Marks”); (b) any reissues, extensions or renewals thereof; (c) the goodwill of the business symbolized by or associated with the Marks; (d) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect to the Marks, including, without limitation, damages, claims and recoveries for past, present or future infringement; and (e) rights to sue for past, present and future infringements of the Marks.

“UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of California (and each reference in this Security Agreement to an Article thereof (denoted as a Division of the UCC as adopted and in effect in the State of California) shall refer to that Article (or Division, as applicable) as from time to time in effect, which in the case of Article 9 shall include and refer to Revised Article 9 from and after the date Revised Article 9 shall become effective in the State of California); provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term

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“UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

In addition, the following terms shall be defined terms having the meaning set forth for such terms in the UCC: “Account” (including health-care-insurance receivables), “Account Debtor”, “Chattel Paper” (including tangible and electronic chattel paper), “Commercial Tort Claims”, “Commodity Account”, “Deposit Account”, “Documents”, “Equipment” (including all accessions and additions thereto), “Fixtures”, “General Intangible” (including payment intangibles and software), “Instrument”, “Inventory” (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), “Investment Property” (including securities and securities entitlements), “Letter-of-Credit Right” (whether or not the letter of credit is evidenced by a writing), “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, and “Supporting Obligations”. Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

2.          GRANT OF SECURITY INTEREST.   As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce the Secured Parties to cause the Loans to be made, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to the Secured Parties, and hereby grants to the Secured Parties, a security interest in all of Grantor’s right, title and interest in, to and under the following, whether now owned or hereafter acquired, (all of which being collectively referred to herein as the “Collateral”):

(a)        All Accounts of Grantor;

(b)        All Chattel Paper of Grantor;

(c)        All Commercial Tort Claims of Grantor;

(d)        All Contracts of Grantor;

(e)        All Deposit Accounts of Grantor;

(f)         All Documents of Grantor;

(g)        All Equipment of Grantor;

(h)        All Fixtures of Grantor;

(i)         All General Intangibles of Grantor, including, without limitation, Payment Intangibles, all Copyrights, Patents, Trademarks, Licenses, designs, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how, models and data;

(j)         All Instruments of Grantor, including, without limitation, Promissory Notes;

(k)        All Inventory of Grantor;

(l)         All Investment Property of Grantor;

(m)      All Letter-of Credit Rights of Grantor;

(n)        All Supporting Obligations of Grantor;

(o)        All property of Grantor held by any Secured Party, or any other party for whom any Secured Party is acting as agent hereunder, including, without limitation, all property of every-description now or hereafter in the possession or custody of or in transit to any Secured Party or

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such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power;

(p)        All other goods and personal property of Grantor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired, existing, leased or consigned by or to Grantor; and

(q)        To the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for and rents, profits and products of each of the foregoing.

Notwithstanding    the foregoing provisions of this Section 2, the grant, assignment and transfer of a security interest as provided herein shall not extend to, and the term “Collateral” shall not include:  (a) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise or (b) any Investment Property of Grantor consisting of any ownership interest in NeoRx Manufacturing Group, Inc. or any goods, personal property, rights or other assets (tangible or intangible) of NeoRx Manufacturing Group, Inc. or (c) any Contract, Instrument or Chattel Paper in which Grantor has any right, title or interest if and to the extent such Contract, Instrument or Chattel Paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such Contract, Instrument or Chattel Paper to enforce any remedy with respect thereto; provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such Contract, Instrument or Chattel Paper or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the UCC, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the Bankruptcy Code) or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Grantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such Contract, Instrument or Chattel Paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect any Secured Party’s unconditional continuing security interest in and to all rights, title and interests of Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such Contract, Instrument or Chattel Paper and in any such monies and other proceeds of such Contract, Instrument or Chattel Paper.

3.          RIGHTS OF SECURED PARTIES; COLLECTION OF ACCOUNTS.

(a)        Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. No Secured Party shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to the Secured Parties of a lien therein or the receipt by any Secured Party of any payment relating to any Contract or License pursuant hereto, nor shall any Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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(b)        The Secured Parties authorize Grantor to collect its Accounts. Upon the occurrence and during the continuance of any Event of Default, at the request of the Required  Lenders, Grantor shall deliver all original and other documents evidencing and relating to the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts.

(c)        Any Secured Party may at any time, upon the occurrence and during the continuance of any Event of Default and the written consent of the Required Lenders, notify Account Debtors of Grantor, parties to the Contracts of Grantor, obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to the Secured Parties and that payments shall be made directly to Secured Parties. Upon the request of the Required Lenders, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuance of any Event of Default, any Secured Party may, in its name or in the name of other Secured Parties, communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to such Secured Party’s satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

4.          REPRESENTATIONS AND WARRANTIES.   Grantor hereby represents and warrants to the Secured Parties that:

(a)        Except for the security interest granted to the Secured Parties under this Security Agreement and Permitted Liens, and other than joint ownership in any of the Collateral described on Schedule D attached hereto, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder.

(b)        No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor in favor of the Secured Parties pursuant to this Security Agreement and except for Permitted Liens.

(c)        Grantor’s taxpayer identification number is, and chief executive office, principal place of business, and the place where Grantor maintains its records concerning the Collateral are presently located at the address set forth on the signature page hereof. The Collateral, other than Deposit Accounts, Securities Accounts, Commodity Accounts and motor vehicles and other mobile goods of the type contemplated in Section 9103(3)(a) of the UCC, is presently located at such address and at such additional addresses set forth on Schedule B attached hereto.

(d)        The name and address of each depository institution at which Grantor maintains any Deposit Account and the account number and account name of each such Deposit Account is listed on Schedule C attached hereto. The name and address of each securities intermediary or commodity intermediary at which Grantor maintains any Securities Account or Commodity Account and the account number and account name is listed on Schedule C attached hereto. Grantor agrees to amend Schedule C upon Required Lenders’ request to reflect the opening of any additional Deposit Account, Securities Account or Commodity Account, or closing or changing the account name or number on any existing Deposit Account, Securities Account, or Commodity Account.

(e)        All Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses now owned or held by Grantor are listed on Schedule D attached hereto.

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5.          COVENANTS.   Unless the Required Lenders otherwise consents (which consent shall not be unreasonably withheld), Grantor covenants and agrees with the Secured Parties that from and after the date of this Security Agreement and until the Secured Obligations have been performed and paid in full:

5.1        Disposition of Collateral.   Except as permitted under Section 4.10(e) or Section 4.11 of the Securities Purchase Agreement, Grantor shall not sell, lease, transfer or otherwise dispose of any of the Collateral (each, a “Transfer”), or contract to do so, including, without limitation, the granting of Licenses or other interests in any of Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses other than (a) the sale of Inventory in the ordinary course of business, (b) the disposal of worn-out or obsolete Equipment and (c) Transfers of Collateral for fair market value as determined by Grantor in its good faith judgment, not exceeding $100,000 in the aggregate in any fiscal year.

5.2        Change of Jurisdiction of Organization, Relocation of Business.   Grantor shall not change its jurisdiction of organization or relocate its chief executive office, principal place of business or its records from such address(es) provided to the Secured Parties pursuant to Section 4(c) above without at least thirty (30) days prior notice to the Secured Parties.

5.3        Limitation on Liens on Collateral.   Grantor shall not, directly or indirectly, create, permit or suffer to exist, and shall take commercially reasonable actions to defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral, except (a) Permitted Liens and (b) the Lien granted to the Secured Parties under this Security Agreement.

5.4        Insurance.   Grantor shall maintain insurance policies insuring the Collateral against loss or damage from such risks and in such amounts and forms consistent with its prior practice.

5.5        Taxes, Assessments, Etc.   Grantor shall pay promptly when due all property and other taxes, assessments and government charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, Fixtures or Inventory, except to the extent the validity or amount thereof is being contested in good faith and adequate reserves are being maintained in connection therewith.

5.6        Defense of Intellectual Property.   Grantor shall use commercially reasonable efforts to (i) protect, defend and maintain the validity and enforceability of all Copyrights, Copyrights Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses material to Grantor’s business and (ii) detect infringements of all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses material to Grantor’s business and Grantor shall not permit any Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License material to Grantor’s business to lapse, be abandoned or to otherwise terminate unless Grantor’s board of directors in the exercise of its reasonable judgment and in good faith determines that any of the foregoing is of inconsequential value.

5.7        Further Assurances.   At any time and from time to time, upon the written request of the Required Lenders, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further commercially reasonable action as the Required Lenders may reasonably deem necessary to obtain the full benefits of this Security Agreement, including, without limitation, (a) executing, delivering and causing to be filed any financing or continuation statements (including “in lieu” continuation statements) under the UCC with respect to the security interests granted hereby, (b) at the Required Lenders’ reasonable request, placing the interest of the Secured Parties as lienholder on the certificate of title (or similar evidence of ownership) of any vehicle, watercraft or other Equipment constituting Collateral owned by Grantor which is covered by a certificate of title (or similar evidence of ownership), (c) executing and delivering and using commercially reasonable

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efforts to cause the applicable depository institution, securities intermediary, commodity intermediary or issuer or nominated party under a letter of credit to execute and deliver a collateral control agreement with respect to any Deposit Account, Securities Account or Commodity Account or Letter-of-Credit Right in or to which Grantor has any right or interest and (d) at the Required Lenders’ reasonable request, using commercially reasonable efforts to obtain acknowledgments from bailees having possession of any Collateral and waivers of liens from landlords and mortgagees of any location where any of the Collateral may from time to time be stored or located. Grantor also hereby authorizes the Secured Parties to file any such financing or continuation statement (including “in lieu” continuation statements) without the signature of Grantor.

6.          RIGHTS AND REMEDIES UPON DEFAULT.   Upon the occurrence of any Event of Default and while such Event of Default is continuing:

(a)        Upon the written consent of the Required Lenders, the Secured Parties may exercise in addition to all other rights and remedies granted to it under this Security Agreement and the Purchase Agreement all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event the Secured Parties, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon  Grantor or any other person, may (i) reclaim, take possession, recover, store, maintain, finish, repair, prepare for sale or lease, shop, advertise for sale or lease and sell or lease (in the manner provided herein) the Collateral, and in connection with the liquidation of the Collateral and collection of the accounts receivable pledged as Collateral, use any Trademark, Copyright, or process used or owned by Grantor and (ii) forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker’s board or at any Secured Party’s offices or elsewhere at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Grantor further agrees, at the Required Lender’s request, to assemble its Collateral and make it available to the Secured Parties at places which the Secured Parties shall reasonably select, whether at Grantor’s premises or elsewhere. The Secured Parties shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale as provided in Section 6(e), below, with Grantor remaining liable for any deficiency remaining unpaid after such application. Grantor agrees that the Secured Parties need not give more than twenty (20) days’ notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.

(b)        As to any Collateral constituting certificated securities or uncertificated securities, if, at any time when Secured Parties shall determine to exercise its right to sell the whole or any part of such Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under Securities Act of 1933, as amended (as so amended the “Act”), the Secured Parties may, in their discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Parties may deem necessary or advisable, but subject to the other requirements of this Section 6(b), and shall not be required to effect such registration or cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Secured Parties may, in their discretion, (i) in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act; (ii) approach and negotiate with a single possible purchaser to effect such sale; and (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view

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to the distribution or sale of such Collateral or part thereof. In addition to a private sale as provided above in this Section 6(b), if any of such Collateral shall not be freely distributable to the public without registration under the Act at the time of any proposed sale hereunder, then the Secured Parties shall not be required to effect such registration or cause the same to be effected but may, in their discretion (subject only to applicable requirements of law), require that any sale hereunder (including a sale at auction) be conducted subject to such restrictions as the Secured Parties may, in their discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors’ rights and the Act and all applicable state securities laws.

(c)        Grantor also agrees to pay all fees, costs and expenses of the Secured Parties, including, without limitation, reasonable attorneys’ fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

(d)        Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

(e)        The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by the Secured Parties in the following order of priorities:

FIRST, to each Secured Party in an amount sufficient to pay in full the reasonable costs of such Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by any Secured Party in connection therewith, including, without limitation, reasonable attorneys’ fees;

SECOND, to the Secured Parties in amounts proportional to the Pro Rata share of the then unpaid Secured Obligations of each Secured Party; and

FINALLY, upon payment in full of the Secured Obligations, to Grantor or its representatives, in accordance with the UCC or as a court of competent jurisdiction may direct.

(f)         The costs of enforcing or pursuing any right or remedy hereunder, including without limitation any repossession, sale, possession and management (including, without limitation, reasonable attorneys’ fees), and distribution shall be borne Pro Rata by the Secured Parties. Each Secured Party shall reimburse the other Secured Parties, as applicable, for its Pro Rata share of all such costs promptly upon demand.

7.          ACTIONS BY THE SECURED PARTIES AND AMENDMENTS.   All actions, omissions and decisions of the Secured Parties hereunder or any amendment of this Security Agreement (each called herein an “Act of the Secured Parties”) shall be determined by and require the written consent of the Required Lenders. Each Secured Party shall take such actions and execute such documents as may be necessary to confirm or accomplish any Act of the Secured Parties.

8.          UNEQUAL PAYMENT BY GRANTOR.   Each Secured Party agrees that if it shall obtain or receive, through the exercise of any right granted to the Secured Parties under this Security Agreement, under the Notes and Purchase Agreement or by applicable law, including, but not limited to any right of set-off, any secured claim under Section 506 of the Bankruptcy Code or any other security or interest, any payment or payments greater than its Pro Rata share of all Loans, as measured immediately prior to the receipt of such payment or payments, then (a) such Secured Party shall promptly purchase at par (and shall be deemed to have thereupon purchased) from other Secured Parties, a participation in the Loans of such other Secured Parties, so that each Secured Party shall have received payments in proportion to its Pro Rata share immediately prior to such transactions and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Secured Parties share the benefits of such payment on a Pro Rata basis. The term “Loan” as used in this paragraph shall include accrued interest thereon.

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9.     INDEMNITY.   Grantor agrees to defend, indemnify and hold harmless the Secured Parties and their officers, employees, and agents against (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement and (b) all losses or expenses in any way suffered, incurred, or paid by any Secured Party as a result of or in any way arising out of, following or consequential to transactions between any Secured Party and Grantor, whether under this Security Agreement or otherwise (including without limitation, reasonable attorneys fees and expenses), except for losses arising from or out of such Secured Party’s gross negligence or willful misconduct.

10.   REINSTATEMENT.   This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.   MISCELLANEOUS.

11.1 Waivers; Modifications.   None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and the Required Lenders. Each Secured Party acknowledges that because this Security Agreement may be amended with the consent of the Required Lenders, each Secured Party’s rights hereunder may be amended or waived without such Secured Party’s consent.

11.2 Termination of this Security Agreement.   Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations. Upon the termination of this Agreement, Grantor is authorized to file such termination statements or other instruments it deems reasonably necessary to evidence the termination of the security interest granted pursuant to this Security Agreement and the Secured Parties agree to cooperate with such reasonable requests as Grantor may make in connection therewith.

11.3 Successor and Assigns.   This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of the Secured Parties hereunder, inure to the benefit of the Secured Parties, any future holder of any of the indebtedness and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to the Secured Parties hereunder.

11.4 Governing Law.   In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without regard to the principles thereof regarding conflict of laws, except to the extent that the UCC provides for the application of the law of Grantor’s state.

[Signature pages follow.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

ADDRESS OF GRANTOR	NEORX CORPORATION
By:
Name:
Title:
TAXPAYER IDENTIFICATION NUMBER OF GRANTOR	JURISDICTION OF ORGANIZATION OF GRANTOR
Washington

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ACCEPTED AND ACKNOWLEDGED BY:
SECURED PARTIES

By:
Name:
Title:

12

ACCEPTED AND ACKNOWLEDGED BY:
SECURED PARTIES

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

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Exhibit E

Irrevocable Agreement to Convert Series B Convertible Preferred Stock

[See Annex B]

[Preliminary Copy]

NEORX CORPORATION

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 11, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gerald McMahon, Susan D. Berland and Anna L. Wight, and each of them, as Proxy, with full power of substitution to represent and to vote, as designated below, all the voting shares of NeoRx Corporation stock held of record by the undersigned on February 24, 2006, at the Special Meeting of Shareholders to be held on April 11, 2006, or any adjournments or postponements thereof.

(Continued and to be signed on reverse side.)

FOLD AND DETACH HERE

1.             PROPOSAL TO APPROVE THE SECURITIES FINANCING DESCRIBED IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF FEBRUARY 1, 2006 AND RELATED AGREEMENTS AND THE ISSUANCES OF SHARES OF COMMON STOCK AND WARRANTS CONTEMPLATED THEREBY AND IN CONNECTION THEREWITH

☐	FOR	☐	AGAINST	☐	ABSTAIN

2.             PROPOSAL TO APPROVE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK TO 200,000,000 SHARES

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.             PROPOSAL TO CONSIDER AND VOTE ON ANY PROPOSAL TO ADJOURN THE SPECIAL MEETING TO ANOTHER TIME OR PLACE, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES TO VOTE IN FAVOR OF THE FOREGOING PROPOSALS

☐	FOR	☐	AGAINST	☐	ABSTAIN

Your vote is important. Prompt return of this proxy card will help save the expense of additional solicitation efforts.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s).  Proxy cards properly executed and returned without direction will be voted FOR all of the proposals.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.  The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement relating thereto.

Signature(s):
Dated:	, 2006

Please sign above exactly as your name or names appear on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships and associations and give his or her title.

FOLD AND DETACH HERE